Exhibit 10.24

JPMORGAN CHASE & CO. LONG-TERM INCENTIVE PLAN

TERMS AND CONDITIONS OF JANUARY 19, 2011

STOCK APPRECIATION RIGHTS

NON—OPERATING COMMITTEE

Award Agreement

These terms and conditions are made part of the Award Agreement dated as of January 19, 2011 (“Grant Date”) awarding Stock Appreciation Rights pursuant to the terms of the JPMorgan Chase & Co. Long-Term Incentive Plan (“Plan”). To the extent the terms of the Award Agreement (all references to which will include these terms and conditions) conflict with the Plan, the Plan will govern. The Award Agreement, the Plan and Prospectus supersede any other agreement, whether written or oral, that may have been entered into by the Firm and you relating to this award.

This award was granted on the Grant Date subject to the Award Agreement. Unless you decline by the deadline and in the manner specified in the Award Agreement, you will have agreed to be bound by these terms and conditions, effective as of the Grant Date. If you decline the award, it will be cancelled as of the Grant Date.

Capitalized terms that are not defined in the Award Agreement will have the same meaning as set forth in the Plan.

JPMorgan Chase & Co. will be referred to throughout the Award Agreement as “JPMorgan Chase,” and together with its subsidiaries as the “Firm.”

Form and Purpose of Award

Stock Appreciation Rights represent the right, following exercise, to receive (without payment), a number of shares of JPMorgan Chase Common Stock, the Fair Market Value of which, as of the date of exercise, is equal to the excess of the Fair Market Value of one share of such Common Stock on such exercise date over the Exercise Price, multiplied by the number of Stock Appreciation Rights being exercised. The Firm will retain from each distribution the number of shares of Common Stock required to satisfy tax and other withholding obligations.

The purpose of this award is, in part, to motivate your future performance and to align your interests with those of the Firm and its shareholders. Your prior performance was considered to determine if you were eligible for your award.

Exercisable Dates/Expiration Date	This award will become exercisable on the “Exercisable Dates” set forth in your Award Agreement, provided that you are continuously employed by the Firm from the date of grant through the relevant Exercisable Date or you meet the requirements to allow your award to remain outstanding upon termination of employment as described below.

Your award will remain exercisable until the earlier of the tenth anniversary of the Grant Date (the “Expiration Date”) or the date the award is cancelled pursuant to this Award Agreement. Notwithstanding any provision herein, including but not limited to those provisions governing Job Elimination, Full Career Eligibility, Death, and Total Disability, no Stock Appreciation Right may be exercised after its Expiration Date.

Termination of Employment

Except as explicitly set forth below under “Job Elimination,” “Full Career Eligibility”, and “Death or Total Disability,” any Stock Appreciation Rights outstanding under this award will be cancelled effective on the date your employment with the Firm terminates for any reason.

Job Elimination:

For the one year period commencing with the date of termination of your employment (or if longer the 90 day period commencing with the Exercisable Date occurring during such one year period), any Stock Appreciation Right that is exercisable on your termination date or becomes exercisable during such period may be exercised by you in the event that:

•      the Director Human Resources of the Firm or nominee in his/her sole discretion determines that the Firm terminated your employment because your job was eliminated, and

•      after you are notified that your job will be eliminated, you provide such services as requested by the Firm in a cooperative and professional manner, and

•      you satisfy the Release/Certifications Requirement set forth below.

Full Career Eligibility:

For the two year period commencing with the date of termination of your employment (or if longer the 90 day period commencing with the last Exercisable Date occurring during such two year period), any Stock Appreciation Right that is exercisable on your termination date or becomes exercisable during such period may be exercised by you in the event that:

•      you leave the Firm voluntarily, have completed at least five years of continuous service with the Firm immediately preceding your termination date, and the sum of your age and Recognized Service (as defined below) on your date of termination equals or exceeds 60, and

•      you provide at least 90 days advance written notice to the Firm of your intention to voluntarily terminate your employment under this provision, during which notice period you provide such services as requested by the Firm in a cooperative and professional manner and you do not perform any services for any other employer, and

•      for the exercise period, you do not, to the fullest extent enforceable under applicable law, (i) perform services in any capacity (including self-employment) for a Financial Services Company (as defined below) or (ii) work in your profession (whether or not for a Financial Services Company); provided that you may work for a government, education or Not-for-Profit Organization (as defined below), and

•      you satisfy the Release/Certification Requirements set forth below.

After receipt of such advance written notice, the Firm may choose to have you continue to provide services during the 90-day period or shorten the length of the 90-day notice period at the Firm’s discretion, but to a date no earlier than the date you would otherwise meet the age and service requirements.

Additional advance notice requirements may apply for employees subject to notice period policies. (See “Special Notice Period” below.)

You must notify JPMorgan Chase in advance in writing if you are to perform services for any party or if you are self-employed following the date of your termination of employment. Failure to provide such notification could impact your right to exercise.

Death or Total Disability:

If you die while employed by the Firm, your designated beneficiary on file with the Human Resources Department (or if no beneficiary is on file or survives you, then your estate) may exercise for a two year period measured from date of your death (or if longer the 90 day period commencing with the last Exercisable Date occurring during such two year period) (i) any Stock Appreciation Rights that were exercisable as of that date and (ii) any Stock Appreciation Rights that would have become exercisable had you remained employed during such 2 year period.

If your employment terminates as a result of your permanent and total disability as defined in the JPMorgan Chase & Co. Long Term Disability Plan (or for non-U.S. employees the equivalent local country plan), then you may exercise for a two year period measured from the date that your employment terminate any Stock Appreciation Rights that were exercisable as of the date of your termination. In the case of your total disability, you must notify JPMorgan Chase in advance in writing if you are to perform services for any party or if you are self-employed following the date of your termination of employment.

Cancellation after the Two Year Period or Ninety Day Period

Any Stock Appreciation Rights that are not exercised within the applicable two year period or ninety day period described above will be cancelled.

Release/Certification Requirements You will be required to timely execute and deliver a release of claims in favor of the Firm, having such form and terms as the Firm shall specify, to have all or any portion of your award remain exercisable after the termination of your employment. If you fail to return the required release within the specified deadline, your award will be cancelled. You also must certify compliance with the above requirements relevant to you pursuant to procedures established by the Firm in connection with an exercise.

Termination for Cause

If your employment is terminated for Cause (as defined below), or if the Firm determines after the termination of your employment that your employment could have been terminated for Cause, any outstanding Stock Appreciation Rights as of your termination date will be cancelled and you may be required to return to the Firm the value of certain shares previously delivered to you. See “Remedies” for additional information.

Restriction on Disposition of Shares Derived from an Exercise Under this Award	If you exercise any part of your award before the fifth anniversary of the Grant Date, then you may not sell, assign, transfer, pledge or encumber the net number of shares of Common Stock derived from such exercise until the fifth anniversary of the Grant Date. Prior to the fifth anniversary of the Grant Date and prior to any exercise date thereafter, JPMorgan Chase may impose, for such date and up to 30 days following such date, such restrictions on the Common Stock to be issued to you as it may deem appropriate, including, but not limited to, restricting the sale, assignment, transfer, pledge or encumbrance of such Common Stock. The imposition of such restrictions shall not be deemed an amendment of your Award Agreement subject to your consent. In the Firm’s discretion, such shares may be held in an account with the Firm’s stock transfer agent. Notwithstanding the foregoing, this restriction on disposition and transfer of shares shall not apply to your beneficiary in the event of your death.

Your Obligations	In consideration of the grant of this award, you agree to comply with and be bound by the following:

• Non-Solicitation of Employees and Customers

During your employment by the Firm and for one year following the termination of your employment (or if longer, the exercise period), you will not directly or indirectly, whether on your own behalf or on behalf of any other party, without the prior written consent of the Director Human Resources of JPMorgan Chase: (i) solicit, induce or encourage any of the Firm’s then current employees to leave the Firm or to apply for employment elsewhere, (ii) hire any employee or former employee who was employed by the Firm at the date your employment terminated, unless the individual’s employment terminated more than six months before the date of hire or because his or her job was eliminated, or (iii) to the fullest extent enforceable under applicable law, solicit or induce or attempt to induce to leave the Firm, or divert or attempt to divert from doing business with the Firm, any then current customers, suppliers or other persons or entities that were serviced by you or whose names became known to you by virtue of your employment with the Firm, or otherwise interfere with the relationship between the Firm and such customers, suppliers or other persons or entities. This does not apply to publicly known institutional customers that you service after your employment with the Firm without the use of the Firm’s confidential or proprietary information.

These restrictions do not apply to authorized actions you take in the normal course of your employment with the Firm, such as employment decisions with respect to employees you supervise or business referrals in accordance with the Firm’s policies.

• Confidential Information	You may not, either during your employment with the Firm or thereafter, directly or indirectly use or disclose to anyone any confidential information related to the Firm’s business, except as explicitly permitted by the JPMorgan Chase Code of Conduct and applicable policies or law or legal process. “Confidential information” shall have the same meaning for the Award Agreement as it has in the JPMorgan Chase Code of Conduct.

• Non-Disparagement	You may not, either during your employment with the Firm or thereafter, make or encourage others to make any public statement or release any information that is intended to, or reasonably could be foreseen to, embarrass or criticize the Firm or its employees, directors or shareholders as a group. This shall not preclude you from reporting to the Firm’s management or directors or to the government or a regulator conduct you believe to be in violation of the law or the Firm’s Code of Conduct or responding truthfully to questions or requests for information to the government, a regulator or in a court of law in connection with a legal or regulatory investigation or proceeding.

• Cooperation	You agree to cooperate fully with and provide full and accurate information to the Firm and its counsel with respect to any matter (including any audit, tax proceeding, litigation or governmental proceeding with respect to which you may have knowledge or information), subject to reimbursement for actual, appropriate and reasonable expenses incurred by you.

• Compliance with Award Agreement	You agree that you will provide the Firm with any information reasonably requested to determine compliance with the Award Agreement, and you authorize the Firm to disclose the terms of the Award Agreement to any third party who might be affected thereby, including your prospective employer.

• Special Notice Period

If you are subject to a notice period, whether by contract or by policy, that requires you to provide advance written notice of your intention to terminate your employment (“Special Notice Period”), then as consideration for this Award, you shall provide the Firm with the necessary advance written notice that applies to you, as specified by such contract or policy.

After receipt of your notice, the Firm may choose to have you continue to provide services during the applicable Special Notice Period or may place you on a paid leave for all or part of the applicable Special Notice Period. During the Special Notice Period, you shall continue to devote your full time and loyalty to the Firm by providing services in a cooperative and professional manner and not perform any services for any other employer and shall receive your base salary and certain benefits until your employment terminates. You and the Firm may mutually agree to waive or modify the length of the Special Notice Period.

Regardless of whether a Special Notice Period applies to you, you must comply with the 90-day advance notice period described under “Full Career Eligibility” in the event you wish to terminate employment under the Full Career Eligibility provision.

Remedies • Cancellation

In addition to the cancellation of the award as provided for in “Termination of Employment” and “Termination for Cause,” if the Firm in its sole discretion determines that (i) you are not in compliance with any of the advance notice/cooperation requirements or employment restrictions applicable to your termination of employment, (ii) you have not returned the applicable release of claims or other documents specified above within the specified deadline, (iii) you violated any of the provisions as set forth above in “Your Obligations,” or (iv) cancellation is appropriate pursuant to “Additional Award Conditions” below, outstanding Stock Appreciation Rights under your award may be immediately cancelled.

• Recovery

In addition, if you received shares under this award resulting from an exercise:

•      during the one year prior to the violation of any of the provisions as set forth above in “Your Obligations,” or

•      following termination of employment when you were not in compliance with the employment restrictions then applicable to you during the exercise period,;

•      prior to the termination of your employment for “Cause” as described under “Termination for Cause,” including a later determination by the Firm that your employment could have been terminated for Cause (in which case the one year will be measured from your actual termination date), or

•      within one year following the applicable Exercisable Date, if the Firm determines that recovery of the shares is appropriate pursuant to “Additional Award Conditions” below, you may be required to pay the Firm an amount equal to the gain on each such exercise less withholding taxes. Payment may be made in shares of Common Stock or in cash and may be deducted by the Firm from any shares that are subject to restriction on disposition as described above.

You agree that this payment represents recovery of shares to which you were not entitled under this Award Agreement and is not to be construed in any manner as a penalty. You also acknowledge that a violation or attempted violation of the obligations set forth herein will cause immediate and irreparable damage to the Firm, and therefore agree that the Firm shall be entitled as a matter of right to an injunction, from any court of competent jurisdiction, restraining any violation or further violation of such obligations; such right to an injunction, however, shall be cumulative and in addition to whatever other remedies the Firm may have under law or equity. In any action or proceeding by the Firm to enforce the terms and conditions of this Award Agreement where the Firm is the prevailing party, the Firm shall be entitled to recover from you its reasonable attorneys’ fees and expenses incurred in such action or proceeding.

Bonus Recoupment	In consideration of the grant of this award, you agree that you are subject to the JPMorgan Chase Bonus Recoupment Policy (Attachment A), as it applies both to the cash incentive compensation awarded to you for 2010 and to this award of Stock Appreciation Rights.

Additional Award Conditions

Notwithstanding any terms of this Award Agreement to the contrary, JPMorgan Chase reserves the right in its sole discretion to cancel outstanding Stock Appreciation Rights under this award within one year after the applicable Exercisable Date and/or to recover from you the net gain realized by you on any exercise of Stock Appreciation Rights under this award within one year after the applicable Exercisable Date:

•      If you engaged in conduct detrimental to the Firm, insofar as it causes material financial or reputational harm to the Firm or one of its business activities, or

•      If this award was based on materially inaccurate performance metrics, whether or not you were responsible for the inaccuracy, or

•      If this award was based on a material misrepresentation by you.

Administrative Provisions

Binding Agreement: The Award Agreement will be binding upon any successor in interest to JPMorgan Chase, by merger or otherwise.

Not a Contract of Employment: Nothing contained herein constitutes a contract of employment or continued employment. Employment is at-will and may be terminated by either you or JPMorgan Chase for any reason at any time. This award does not confer any right or entitlement to, nor does the award impose any obligation on the Firm to provide, the same or any similar award in the future.

Exercise Procedures/Withholding Taxes: The exercise of Stock Appreciation Rights shall be in accordance with the Firm’s procedures for exercises of such awards. The date of exercise shall be the date when the properly completed notice of exercise is received and accepted by the Firm or its designee in accordance with the Firm’s procedures.

Following each exercise, the Firm will retain from each distribution the number of shares of Common Stock required to satisfy applicable tax obligations (including, to the extent legally permissible, recovery by the Firm of fringe benefit taxes). If, according to local country tax regulations, a withholding tax liability arises at a time after the date of exercise, JPMorgan Chase may implement any procedures necessary to ensure that the withholding obligation is fully satisfied, including, but not limited to, restricting transferability of the shares.

Assignment or Transfer: Except as otherwise provided in this Award Agreement, Stock Appreciation Rights shall not be assignable or transferable or subject to any lien, obligation or liability. You may make a gift of unexpired, unexercised Stock Appreciation Rights, subject to the Firm’s prior consent, to an immediate family member or a trust (or similar vehicle) for the benefit of these immediate family members (or beneficiaries) as defined below. JPMorgan Chase may condition its prior consent to receipt of an agreement by you and proposed transferee containing such terms and conditions and undertakings as JPMorgan Chase deems appropriate in its sole and absolute discretion. No attempted transfer will be valid without the Firm’s prior consent. “Immediate family members” include your parents, parents-in-law, children (including adopted children), grandchildren, and siblings or a trust exclusively for the benefit of one or more of these immediate family members. Your spouse is an Immediate Family Member but only if Stock Appreciation Rights are transferred to a trust (or similar vehicle) for the benefit of such spouse, which trust includes one or more other Immediate Family Members as beneficiaries.

Right to Set Off: The Firm may, to the maximum extent permitted by applicable law, retain for itself funds or securities otherwise payable to you pursuant to this award to satisfy any obligation or debt that you owe to the Firm. Other than in the case of forfeiture, cancellation or recovery of an award, the Firm may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with the Award Agreement.

Cancellation/Substitution: JPMorgan Chase may, in its sole discretion and for any reason, cancel outstanding unexercised Stock Appreciation Rights and substitute an equal number of non-qualified stock options to purchase the same number of shares of common stock of JPMorgan Chase represented by the cancelled Stock Appreciation Rights. Such substituted options shall have the same exercise price, Expiration Date and other terms and conditions that were applicable to the Stock Appreciation Rights; provided that the method of exercise and the payment of exercise price, as well as the method of payment of withholding taxes, may be changed by JPMorgan Chase.

Change in Outstanding Shares: In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders of Common Stock other than regular cash dividends, the Committee will make an equitable substitution or proportionate adjustment, in the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan and to any Stock Appreciation Rights (including but not to limited to their Exercise Price) outstanding under this award for such corporate events.

Interpretation/Administration: The Director Human Resources of the Firm or his/her delegate has sole and complete authority to interpret and administer this Award Agreement, including, without limitation, the power to (i) interpret the Plan and the terms of this Award Agreement; (ii) determine the reason for termination of employment and application of the post-employment obligations; (iii) determine application of the cancellation and recovery provisions, (iv) decide all claims arising with respect to this Award; and (v) delegate such authority as he/she deems appropriate. Any determination by the Director Human Resources or his/her delegate shall be binding on all parties.

Notwithstanding anything herein to the contrary, the Firm’s determinations under the Plan and the Award Agreements are not required to be uniform. By way of clarification, the Firm by action of its Director Human Resource or his/her delegate shall be entitled to make non-uniform and selective determinations and modifications under Award Agreements and the Plan.

This Award is intended to be exempt from the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) and shall be interpreted accordingly. Notwithstanding anything else herein or in the Plan, no action described herein or in the Plan shall be permitted if the Firm determines such action would result in the imposition of additional tax under Section 409A.”

Amendment: The Firm through its Director Human Resources reserves the right to amend this Award Agreement in any manner, at any time and for any reason; provided however, that no such amendment shall materially adversely affect your rights under this Award Agreement without your consent except to the extent that the Director Human Resources or his/her delegate considers advisable to comply with applicable laws, regulatory requirements or take into account changes in or interpretations of applicable laws or accounting rules or standards. To extent permitted by Section 409A of the Code, a change in a scheduled Exercisable Date shall not be deemed to materially adversely affect your rights under this Award Agreement and shall not require your written consent. This Award Agreement may not be amended except in writing signed by the Director Human Resources JPMorgan Chase.

Severability: If any portion of the Award Agreement is found to be unenforceable, any court of competent jurisdiction may reform the restrictions (e.g. as to length of service, geographical area or scope) to the extent required to make the provision enforceable under applicable law.

Governing Law: This award shall be governed by and construed in accordance with the laws of the state of New York, without regard to conflict of law principles.

Choice of Forum: By accepting this award, you agree that to the extent not otherwise subject to arbitration under an arbitration agreement between you and the Firm, any dispute arising directly or indirectly in connection with this award or the Plan shall be submitted to arbitration in accordance with the rules of the American Arbitration Association if so elected by the Firm in its sole discretion. In the event such a dispute is not subject to arbitration for any reason, you agree to accept the exclusive jurisdiction and venue of the United States District Court for the Southern District of New York with respect to any judicial proceeding in connection with this award or the Plan. You waive, to the fullest extent permitted by law, any objection to personal jurisdiction or to the laying of venue of such dispute and further agree not to commence any action arising out of or relating to this award or the Plan in any other forum.

Waiver of Jury Trial/Class Claims: By accepting this award, you agree (i) to waive the right to a jury trial; and (ii) that any judicial proceeding or arbitration claim brought in connection with this award or the Plan will be brought on an individual basis, and you hereby waive any right to submit, initiate, or participate in a representative capacity or as a plaintiff, claimant or member in a class action, collective action, or other representative or joint action.

Definitions

“Cause” means a determination by the Firm that your employment terminated as a result of your (i) violation of any law, rule or regulation (including rules of self-regulatory bodies) related to the Firm’s business, (ii) indictment or conviction of a felony, (iii) commission of a fraudulent act, (iv) violation of the JPMorgan Code of Conduct or other Firm policies or misconduct related to your duties to the Firm (other than an immaterial and inadvertent violation or misconduct), (v) inadequate performance of the duties associated with your position or job function or failure to follow reasonable directives of your manager, or (vi) any act or failure to act that is or might reasonably be expected to be injurious to the interests of the Firm or its relationship with a customer, client or employee.

“Financial Services Company” means a business enterprise that employs you in any capacity (as an employee, contractor, consultant, advisor, self-employed individual, etc. whether paid or unpaid) and engages in:

•      commercial or retail banking, including, but not limited to, commercial, institutional and personal trust, custody and/or lending and processing services, originating and servicing mortgages, issuing and servicing credit cards,

•      insurance, including but not limited to, guaranteeing against loss, harm damage, illness, disability or death, providing and issuing annuities, acting as principal, agent or broker for purpose of the forgoing,

•      financial, investment or economic advisory services, including but not limited to, investment banking services (such as advising on mergers or dispositions, underwriting, dealing in, or making a market in securities or other similar activities), brokerage services, investment management services, asset management services, and hedge funds,

•      issuing, trading or selling instruments representing interests in pools of assets or in derivatives instruments,

•      advising on, or investing in, private equity or real estate, or

•      any similar activities that JPMorgan Chase determines in its sole discretion constitute financial services.

“Not-for-Profit Organization” means an entity exempt from tax under state law and under Section 501(c) (3) of the Internal Revenue Code. Section 501(c) (3) includes entities organized and operated exclusively for religious, charitable, scientific, testing for public safety, literary or educational purposes, or to foster national or international amateur sports competition or for the prevention of cruelty to children or animals.

“Recognized Service” means the period of service as an employee set forth in the Firm’s applicable service-related policies.

Attachment A

Bonus Recoupment Policy

In the event of a material restatement of the Firm’s financial results, the Board believes it would be appropriate to review the circumstances that caused the restatement and consider issues of accountability for those who bore responsibility for the events, including whether anyone responsible engaged in misconduct. As part of that review, consideration would also be given to any appropriate action regarding compensation that may have been awarded to such persons. In particular, it would be appropriate to consider whether any compensation was awarded on the basis of having achieved specified performance targets, whether an officer engaged in misconduct that contributed to the restatement and whether such compensation would have been reduced had the financial results been properly reported. Misconduct includes violation of the Firm’s Code of Conduct or policies or any act or failure to act that could reasonably be expected to cause financial or reputational harm to the Firm.

Depending on the outcome of that review, appropriate action could include actions such as termination, reducing compensation in the year the restatement was made, seeking repayment of any bonus received for the period restated or any gains realized as a result of exercising an option awarded for the period restated, or canceling any unvested equity compensation awarded for the period restated. Consideration may also be given to whether or not any one or more of such actions should be extended to employees who did not engage in misconduct that contributed to the restatement.

JPMORGAN CHASE & CO. LONG-TERM INCENTIVE PLAN

TERMS AND CONDITIONS OF JANUARY 19, 2011

STOCK APPRECIATION RIGHTS

NON—OPERATING COMMITTEE

Award Agreement

These terms and conditions are made part of the Award Agreement dated as of January 19, 2011 (“Grant Date”) awarding Stock Appreciation Rights pursuant to the terms of the JPMorgan Chase & Co. Long-Term Incentive Plan (“Plan”). To the extent the terms of the Award Agreement (all references to which will include these terms and conditions) conflict with the Plan, the Plan will govern. The Award Agreement, the Plan and Prospectus supersede any other agreement, whether written or oral, that may have been entered into by the Firm and you relating to this award.

This award was granted on the Grant Date subject to the Award Agreement. Unless you decline by the deadline and in the manner specified in the Award Agreement, you will have agreed to be bound by these terms and conditions, effective as of the Grant Date. If you decline the award, it will be cancelled as of the Grant Date.

Capitalized terms that are not defined in the Award Agreement will have the same meaning as set forth in the Plan.

JPMorgan Chase & Co. will be referred to throughout the Award Agreement as “JPMorgan Chase,” and together with its subsidiaries as the “Firm.”

Form and Purpose of Award

Stock Appreciation Rights represent the right, following exercise, to receive (without payment), a number of shares of JPMorgan Chase Common Stock, the Fair Market Value of which, as of the date of exercise, is equal to the excess of the Fair Market Value of one share of such Common Stock on such exercise date over the Exercise Price, multiplied by the number of Stock Appreciation Rights being exercised. The Firm will retain from each distribution the number of shares of Common Stock required to satisfy tax and other withholding obligations.

The purpose of this award is, in part, to motivate your future performance and to align your interests with those of the Firm and its shareholders. Your prior performance was considered to determine if you were eligible for your award.

Exercisable Dates/Expiration Date	This award will become exercisable on the “Exercisable Dates” set forth in your Award Agreement, provided that you are continuously employed by the Firm from the date of grant through the relevant Exercisable Date or you meet the requirements to allow your award to remain outstanding upon termination of employment as described below.

Your award will remain exercisable until the earlier of the tenth anniversary of the Grant Date (the “Expiration Date”) or the date the award is cancelled pursuant to this Award Agreement. Notwithstanding any provision herein, including but not limited to those provisions governing Job Elimination, Full Career Eligibility, Death, and Total Disability, no Stock Appreciation Right may be exercised after its Expiration Date.

Termination of Employment

Except as explicitly set forth below under “Job Elimination,” “Full Career Eligibility”, and “Death or Total Disability,” any Stock Appreciation Rights outstanding under this award will be cancelled effective on the date your employment with the Firm terminates for any reason.

Job Elimination:

For the one year period commencing with the date of termination of your employment (or if longer the 90 day period commencing with the Exercisable Date occurring during such one year period), any Stock Appreciation Right that is exercisable on your termination date or becomes exercisable during such period may be exercised by you in the event that:

•      the Director Human Resources of the Firm or nominee in his/her sole discretion determines that the Firm terminated your employment because your job was eliminated, and

•       after you are notified that your job will be eliminated, you provide such services as requested by the Firm in a cooperative and professional manner, and

•      you satisfy the Release/Certifications Requirement set forth below.

Full Career Eligibility:

For the two year period commencing with the date of termination of your employment (or if longer the 90 day period commencing with the last Exercisable Date occurring during such two year period), any Stock Appreciation Right that is exercisable on your termination date or becomes exercisable during such period may be exercised by you in the event that:

•      you leave the Firm voluntarily, have completed at least five years of continuous service with the Firm immediately preceding your termination date, and the sum of your age and Recognized Service (as defined below) on your date of termination equals or exceeds 60, and

•      you provide at least 90 days advance written notice to the Firm of your intention to voluntarily terminate your employment under this provision, during which notice period you provide such services as requested by the Firm in a cooperative and professional manner and you do not perform any services for any other employer, and

•      for the exercise period, you do not, to the fullest extent enforceable under applicable law, (i) perform services in any capacity (including self-employment) for a Financial Services Company (as defined below) or (ii) work in your profession (whether or not for a Financial Services Company); provided that you may work for a government, education or Not-for-Profit Organization (as defined below), and

•      you satisfy the Release/Certification Requirements set forth below.

After receipt of such advance written notice, the Firm may choose to have you continue to provide services during the 90-day period or shorten the length of the 90-day notice period at the Firm’s discretion, but to a date no earlier than the date you would otherwise meet the age and service requirements.

Additional advance notice requirements may apply for employees subject to notice period policies. (See “Special Notice Period” below.)

You must notify JPMorgan Chase in advance in writing if you are to perform services for any party or if you are self-employed following the date of your termination of employment. Failure to provide such notification could impact your right to exercise.

Death or Total Disability:

If you die while employed by the Firm, your designated beneficiary on file with the Human Resources Department (or if no beneficiary is on file or survives you, then your estate) may exercise for a two year period measured from date of your death (or if longer the 90 day period commencing with the last Exercisable Date occurring during such two year period) (i) any Stock Appreciation Rights that were exercisable as of that date and (ii) any Stock Appreciation Rights that would have become exercisable had you remained employed during such 2 year period.

If your employment terminates as a result of your permanent and total disability as defined in the JPMorgan Chase & Co. Long Term Disability Plan (or for non-U.S. employees the equivalent local country plan), then you may exercise for a two year period measured from the date that your employment terminate any Stock Appreciation Rights that were exercisable as of the date of your termination. In the case of your total disability, you must notify JPMorgan Chase in advance in writing if you are to perform services for any party or if you are self-employed following the date of your termination of employment.

Cancellation after the Two Year Period or Ninety Day Period

Any Stock Appreciation Rights that are not exercised within the applicable two year period or ninety day period described above will be cancelled.

Release/Certification Requirements You will be required to timely execute and deliver a release of claims in favor of the Firm, having such form and terms as the Firm shall specify, to have all or any portion of your award remain exercisable after the termination of your employment. If you fail to return the required release within the specified deadline, your award will be cancelled. You also must certify compliance with the above requirements relevant to you pursuant to procedures established by the Firm in connection with an exercise.

Termination for Cause

If your employment is terminated for Cause (as defined below), or if the Firm determines after the termination of your employment that your employment could have been terminated for Cause, any outstanding Stock Appreciation Rights as of your termination date will be cancelled and you may be required to return to the Firm the value of certain shares previously delivered to you. See “Remedies” for additional information.

Restriction on Disposition of Shares Derived from an Exercise Under this Award	If you exercise any part of your award before the fifth anniversary of the Grant Date, then you may not sell, assign, transfer, pledge or encumber the net number of shares of Common Stock derived from such exercise until the fifth anniversary of the Grant Date. Prior to the fifth anniversary of the Grant Date and prior to any exercise date thereafter, JPMorgan Chase may impose, for such date and up to 30 days following such date, such restrictions on the Common Stock to be issued to you as it may deem appropriate, including, but not limited to, restricting the sale, assignment, transfer, pledge or encumbrance of such Common Stock. The imposition of such restrictions shall not be deemed an amendment of your Award Agreement subject to your consent. In the Firm’s discretion, such shares may be held in an account with the Firm’s stock transfer agent. Notwithstanding the foregoing, this restriction on disposition and transfer of shares shall not apply to your beneficiary in the event of your death.

Your Obligations	In consideration of the grant of this award, you agree to comply with and be bound by the following:

• Non-Solicitation of Employees and Customers

During your employment by the Firm and for one year following the termination of your employment (or if longer, the exercise period), you will not directly or indirectly, whether on your own behalf or on behalf of any other party, without the prior written consent of the Director Human Resources of JPMorgan Chase: (i) solicit, induce or encourage any of the Firm’s then current employees to leave the Firm or to apply for employment elsewhere, (ii) hire any employee or former employee who was employed by the Firm at the date your employment terminated, unless the individual’s employment terminated more than six months before the date of hire or because his or her job was eliminated, or (iii) to the fullest extent enforceable under applicable law, solicit or induce or attempt to induce to leave the Firm, or divert or attempt to divert from doing business with the Firm, any then current customers, suppliers or other persons or entities that were serviced by you or whose names became known to you by virtue of your employment with the Firm, or otherwise interfere with the relationship between the Firm and such customers, suppliers or other persons or entities. This does not apply to publicly known institutional customers that you service after your employment with the Firm without the use of the Firm’s confidential or proprietary information.

These restrictions do not apply to authorized actions you take in the normal course of your employment with the Firm, such as employment decisions with respect to employees you supervise or business referrals in accordance with the Firm’s policies.

• Confidential Information	You may not, either during your employment with the Firm or thereafter, directly or indirectly use or disclose to anyone any confidential information related to the Firm’s business, except as explicitly permitted by the JPMorgan Chase Code of Conduct and applicable policies or law or legal process. “Confidential information” shall have the same meaning for the Award Agreement as it has in the JPMorgan Chase Code of Conduct.

• Non-Disparagement	You may not, either during your employment with the Firm or thereafter, make or encourage others to make any public statement or release any information that is intended to, or reasonably could be foreseen to, embarrass or criticize the Firm or its employees, directors or shareholders as a group. This shall not preclude you from reporting to the Firm’s management or directors or to the government or a regulator conduct you believe to be in violation of the law or the Firm’s Code of Conduct or responding truthfully to questions or requests for information to the government, a regulator or in a court of law in connection with a legal or regulatory investigation or proceeding.

• Cooperation	You agree to cooperate fully with and provide full and accurate information to the Firm and its counsel with respect to any matter (including any audit, tax proceeding, litigation or governmental proceeding with respect to which you may have knowledge or information), subject to reimbursement for actual, appropriate and reasonable expenses incurred by you.

• Compliance with Award Agreement	You agree that you will provide the Firm with any information reasonably requested to determine compliance with the Award Agreement, and you authorize the Firm to disclose the terms of the Award Agreement to any third party who might be affected thereby, including your prospective employer.

• Special Notice Period

If you are subject to a notice period, whether by contract or by policy, that requires you to provide advance written notice of your intention to terminate your employment (“Special Notice Period”), then as consideration for this Award, you shall provide the Firm with the necessary advance written notice that applies to you, as specified by such contract or policy.

After receipt of your notice, the Firm may choose to have you continue to provide services during the applicable Special Notice Period or may place you on a paid leave for all or part of the applicable Special Notice Period. During the Special Notice Period, you shall continue to devote your full time and loyalty to the Firm by providing services in a cooperative and professional manner and not perform any services for any other employer and shall receive your base salary and certain benefits until your employment terminates. You and the Firm may mutually agree to waive or modify the length of the Special Notice Period.

Regardless of whether a Special Notice Period applies to you, you must comply with the 90-day advance notice period described under “Full Career Eligibility” in the event you wish to terminate employment under the Full Career Eligibility provision.

Remedies • Cancellation

In addition to the cancellation of the award as provided for in “Termination of Employment” and “Termination for Cause,” if the Firm in its sole discretion determines that (i) you are not in compliance with any of the advance notice/cooperation requirements or employment restrictions applicable to your termination of employment, (ii) you have not returned the applicable release of claims or other documents specified above within the specified deadline, (iii) you violated any of the provisions as set forth above in “Your Obligations,” or (iv) cancellation is appropriate pursuant to “Additional Award Conditions” below, outstanding Stock Appreciation Rights under your award may be immediately cancelled.

• Recovery

In addition, if you received shares under this award resulting from an exercise:

•      during the one year prior to the violation of any of the provisions as set forth above in “Your Obligations,” or

•      following termination of employment when you were not in compliance with the employment restrictions then applicable to you during the exercise period,;

•      prior to the termination of your employment for “Cause” as described under “Termination for Cause,” including a later determination by the Firm that your employment could have been terminated for Cause (in which case the one year will be measured from your actual termination date), or

•      within one year following the applicable Exercisable Date, if the Firm determines that recovery of the shares is appropriate pursuant to “Additional Award Conditions” below, you may be required to pay the Firm an amount equal to the gain on each such exercise less withholding taxes. Payment may be made in shares of Common Stock or in cash and may be deducted by the Firm from any shares that are subject to restriction on disposition as described above.

You agree that this payment represents recovery of shares to which you were not entitled under this Award Agreement and is not to be construed in any manner as a penalty. You also acknowledge that a violation or attempted violation of the obligations set forth herein will cause immediate and irreparable damage to the Firm, and therefore agree that the Firm shall be entitled as a matter of right to an injunction, from any court of competent jurisdiction, restraining any violation or further violation of such obligations; such right to an injunction, however, shall be cumulative and in addition to whatever other remedies the Firm may have under law or equity. In any action or proceeding by the Firm to enforce the terms and conditions of this Award Agreement where the Firm is the prevailing party, the Firm shall be entitled to recover from you its reasonable attorneys’ fees and expenses incurred in such action or proceeding.

Bonus Recoupment	In consideration of the grant of this award, you agree that you are subject to the JPMorgan Chase Bonus Recoupment Policy (Attachment A), as it applies both to the cash incentive compensation awarded to you for 2010 and to this award of Stock Appreciation Rights.

Additional Award Conditions

Notwithstanding any terms of this Award Agreement to the contrary, JPMorgan Chase reserves the right in its sole discretion to cancel outstanding Stock Appreciation Rights under this award within one year after the applicable Exercisable Date and/or to recover from you the net gain realized by you on any exercise of Stock Appreciation Rights under this award within one year after the applicable Exercisable Date:

•      If you engaged in conduct detrimental to the Firm, insofar as it causes material financial or reputational harm to the Firm or one of its business activities, or

•      If this award was based on materially inaccurate performance metrics, whether or not you were responsible for the inaccuracy, or

•      If this award was based on a material misrepresentation by you; or

•      If you failed to properly identify, raise or assess, in a timely manner and as reasonably expected, risks and/or concerns with respect to risks material to the Firm or its business activities.

Administrative Provisions

Binding Agreement: The Award Agreement will be binding upon any successor in interest to JPMorgan Chase, by merger or otherwise.

Not a Contract of Employment: Nothing contained herein constitutes a contract of employment or continued employment. Employment is at-will and may be terminated by either you or JPMorgan Chase for any reason at any time. This award does not confer any right or entitlement to, nor does the award impose any obligation on the Firm to provide, the same or any similar award in the future.

Exercise Procedures/Withholding Taxes: The exercise of Stock Appreciation Rights shall be in accordance with the Firm’s procedures for exercises of such awards. The date of exercise shall be the date when the properly completed notice of exercise is received and accepted by the Firm or its designee in accordance with the Firm’s procedures.

Following each exercise, the Firm will retain from each distribution the number of shares of Common Stock required to satisfy applicable tax obligations (including, to the extent legally permissible, recovery by the Firm of fringe benefit taxes). If, according to local country tax regulations, a withholding tax liability arises at a time after the date of exercise, JPMorgan Chase may implement any procedures necessary to ensure that the withholding obligation is fully satisfied, including, but not limited to, restricting transferability of the shares.

Assignment or Transfer: Except as otherwise provided in this Award Agreement, Stock Appreciation Rights shall not be assignable or transferable or subject to any lien, obligation or liability. You may make a gift of unexpired, unexercised Stock Appreciation Rights, subject to the Firm’s prior consent, to an immediate family member or a trust (or similar vehicle) for the benefit of these immediate family members (or beneficiaries) as defined below. JPMorgan Chase may condition its prior consent to receipt of an agreement by you and proposed transferee containing such terms and conditions and undertakings as JPMorgan Chase deems appropriate in its sole and absolute discretion. No attempted transfer will be valid without the Firm’s prior consent. “Immediate family members” include your parents, parents-in-law, children (including adopted children), grandchildren, and siblings or a trust exclusively for the benefit of one or more of these immediate family members. Your spouse is an Immediate Family Member but only if Stock Appreciation Rights are transferred to a trust (or similar vehicle) for the benefit of such spouse, which trust includes one or more other Immediate Family Members as beneficiaries.

Right to Set Off: The Firm may, to the maximum extent permitted by applicable law, retain for itself funds or securities otherwise payable to you pursuant to this award to satisfy any obligation or debt that you owe to the Firm. Other than in the case of forfeiture, cancellation or recovery of an award, the Firm may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with the Award Agreement.

Cancellation/Substitution: JPMorgan Chase may, in its sole discretion and for any reason, cancel outstanding unexercised Stock Appreciation Rights and substitute an equal number of non-qualified stock options to purchase the same number of shares of common stock of JPMorgan Chase represented by the cancelled Stock Appreciation Rights. Such substituted options shall have the same exercise price, Expiration Date and other terms and conditions that were applicable to the Stock Appreciation Rights; provided that the method of exercise and the payment of exercise price, as well as the method of payment of withholding taxes, may be changed by JPMorgan Chase.

Change in Outstanding Shares: In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders of Common Stock other than regular cash dividends, the Committee will make an equitable substitution or proportionate adjustment, in the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan and to any Stock Appreciation Rights (including but not to limited to their Exercise Price) outstanding under this award for such corporate events.

Interpretation/Administration: The Director Human Resources of the Firm or his/her delegate has sole and complete authority to interpret and administer this Award Agreement, including, without limitation, the power to (i) interpret the Plan and the terms of this Award Agreement; (ii) determine the reason for termination of employment and application of the post-employment obligations; (iii) determine application of the cancellation and recovery provisions, (iv) decide all claims arising with respect to this Award; and (v) delegate such authority as he/she deems appropriate. Any determination by the Director Human Resources or his/her delegate shall be binding on all parties.

Notwithstanding anything herein to the contrary, the Firm’s determinations under the Plan and the Award Agreements are not required to be uniform. By way of clarification, the Firm by action of its Director Human Resource or his/her delegate shall be entitled to make non-uniform and selective determinations and modifications under Award Agreements and the Plan.

This Award is intended to be exempt from the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) and shall be interpreted accordingly. Notwithstanding anything else herein or in the Plan, no action described herein or in the Plan shall be permitted if the Firm determines such action would result in the imposition of additional tax under Section 409A.”

Amendment: The Firm through its Director Human Resources reserves the right to amend this Award Agreement in any manner, at any time and for any reason; provided however, that no such amendment shall materially adversely affect your rights under this Award Agreement without your consent except to the extent that the Director Human Resources or his/her delegate considers advisable to comply with applicable laws, regulatory requirements or take into account changes in or interpretations of applicable laws or accounting rules or standards. To extent permitted by Section 409A of the Code, a change in a scheduled Exercisable Date shall not be deemed to materially adversely affect your rights under this Award Agreement and shall not require your written consent. This Award Agreement may not be amended except in writing signed by the Director Human Resources JPMorgan Chase.

Severability: If any portion of the Award Agreement is found to be unenforceable, any court of competent jurisdiction may reform the restrictions (e.g. as to length of service, geographical area or scope) to the extent required to make the provision enforceable under applicable law.

Governing Law: This award shall be governed by and construed in accordance with the laws of the state of New York, without regard to conflict of law principles.

Choice of Forum: By accepting this award, you agree that to the extent not otherwise subject to arbitration under an arbitration agreement between you and the Firm, any dispute arising directly or indirectly in connection with this award or the Plan shall be submitted to arbitration in accordance with the rules of the American Arbitration Association if so elected by the Firm in its sole discretion. In the event such a dispute is not subject to arbitration for any reason, you agree to accept the exclusive jurisdiction and venue of the United States District Court for the Southern District of New York with respect to any judicial proceeding in connection with this award or the Plan. You waive, to the fullest extent permitted by law, any objection to personal jurisdiction or to the laying of venue of such dispute and further agree not to commence any action arising out of or relating to this award or the Plan in any other forum.

Waiver of Jury Trial/Class Claims: By accepting this award, you agree (i) to waive the right to a jury trial; and (ii) that any judicial proceeding or arbitration claim brought in connection with this award or the Plan will be brought on an individual basis, and you hereby waive any right to submit, initiate, or participate in a representative capacity or as a plaintiff, claimant or member in a class action, collective action, or other representative or joint action.

Definitions

“Cause” means a determination by the Firm that your employment terminated as a result of your (i) violation of any law, rule or regulation (including rules of self-regulatory bodies) related to the Firm’s business, (ii) indictment or conviction of a felony, (iii) commission of a fraudulent act, (iv) violation of the JPMorgan Code of Conduct or other Firm policies or misconduct related to your duties to the Firm (other than an immaterial and inadvertent violation or misconduct), (v) inadequate performance of the duties associated with your position or job function or failure to follow reasonable directives of your manager, or (vi) any act or failure to act that is or might reasonably be expected to be injurious to the interests of the Firm or its relationship with a customer, client or employee.

“Financial Services Company” means a business enterprise that employs you in any capacity (as an employee, contractor, consultant, advisor, self-employed individual, etc. whether paid or unpaid) and engages in:

•      commercial or retail banking, including, but not limited to, commercial, institutional and personal trust, custody and/or lending and processing services, originating and servicing mortgages, issuing and servicing credit cards,

•      insurance, including but not limited to, guaranteeing against loss, harm damage, illness, disability or death, providing and issuing annuities, acting as principal, agent or broker for purpose of the forgoing,

•      financial, investment or economic advisory services, including but not limited to, investment banking services (such as advising on mergers or dispositions, underwriting, dealing in, or making a market in securities or other similar activities), brokerage services, investment management services, asset management services, and hedge funds,

•      issuing, trading or selling instruments representing interests in pools of assets or in derivatives instruments,

•      advising on, or investing in, private equity or real estate, or

•      any similar activities that JPMorgan Chase determines in its sole discretion constitute financial services.

“Not-for-Profit Organization” means an entity exempt from tax under state law and under Section 501(c) (3) of the Internal Revenue Code. Section 501(c) (3) includes entities organized and operated exclusively for religious, charitable, scientific, testing for public safety, literary or educational purposes, or to foster national or international amateur sports competition or for the prevention of cruelty to children or animals.

“Recognized Service” means the period of service as an employee set forth in the Firm’s applicable service-related policies.

Attachment A

Bonus Recoupment Policy

In the event of a material restatement of the Firm’s financial results, the Board believes it would be appropriate to review the circumstances that caused the restatement and consider issues of accountability for those who bore responsibility for the events, including whether anyone responsible engaged in misconduct. As part of that review, consideration would also be given to any appropriate action regarding compensation that may have been awarded to such persons. In particular, it would be appropriate to consider whether any compensation was awarded on the basis of having achieved specified performance targets, whether an officer engaged in misconduct that contributed to the restatement and whether such compensation would have been reduced had the financial results been properly reported. Misconduct includes violation of the Firm’s Code of Conduct or policies or any act or failure to act that could reasonably be expected to cause financial or reputational harm to the Firm.

Depending on the outcome of that review, appropriate action could include actions such as termination, reducing compensation in the year the restatement was made, seeking repayment of any bonus received for the period restated or any gains realized as a result of exercising an option awarded for the period restated, or canceling any unvested equity compensation awarded for the period restated. Consideration may also be given to whether or not any one or more of such actions should be extended to employees who did not engage in misconduct that contributed to the restatement.

JPMORGAN CHASE & CO. LONG-TERM INCENTIVE PLAN

TERMS AND CONDITIONS OF JANUARY 19, 2011

STOCK APPRECIATION RIGHTS

OPERATING COMMITTEE

Award Agreement

These terms and conditions are made part of the Award Agreement dated as of January 19, 2011 (“Grant Date”) awarding Stock Appreciation Rights pursuant to the terms of the JPMorgan Chase & Co. Long-Term Incentive Plan (“Plan”). To the extent the terms of the Award Agreement (all references to which will include these terms and conditions) conflict with the Plan, the Plan will govern. The Award Agreement, the Plan and Prospectus supersede any other agreement, whether written or oral, that may have been entered into by the Firm and you relating to this award.

This award was granted on the Grant Date subject to the Award Agreement. Unless you decline by the deadline and in the manner specified in the Award Agreement, you will have agreed to be bound by these terms and conditions, effective as of the Grant Date. If you decline the award, it will be cancelled as of the Grant Date.

Capitalized terms that are not defined in the Award Agreement will have the same meaning as set forth in the Plan.

JPMorgan Chase & Co. will be referred to throughout the Award Agreement as “JPMorgan Chase,” and together with its subsidiaries as the “Firm.”

Form and Purpose of Award

Stock Appreciation Rights represent the right, following exercise, to receive (without payment), a number of shares of JPMorgan Chase Common Stock, the Fair Market Value of which, as of the date of exercise, is equal to the excess of the Fair Market Value of one share of such Common Stock on such exercise date over the Exercise Price, multiplied by the number of Stock Appreciation Rights being exercised. The Firm will retain from each distribution the number of shares of Common Stock required to satisfy tax and other withholding obligations.

The purpose of this award is, in part, to motivate your future performance and to align your interests with those of the Firm and its shareholders. Your prior performance was considered to determine if you were eligible for your award.

Exercisable Dates/ Expiration Date	This award is intended and expected to become exercisable on the “Exercisable Dates” set forth in your Award Agreement, provided that you are continuously employed by the Firm from the date of grant through the relevant Exercisable Date or you meet the requirements to allow your award to remain outstanding upon termination of employment as described below. However, the number of Stock Appreciation Rights that have not yet become exercisable may be reduced (and therefore may be forfeited) or Exercisable Dates may be deferred (but not beyond the Expiration Date), in the event that the Chief Executive Officer (“CEO”) of JPMorgan Chase determines that your performance in relation to the priorities for your position or the Firm’s performance in relation to the priorities for which you share responsibility as a member of the Operating Committee has been unsatisfactory for a sustained period of time. Among the factors the CEO may consider in assessing the Firm’s financial performance are net income, net revenue, return on equity, earnings per share and capital ratios, both on an absolute basis and, as appropriate, relative to peer firms. Such a determination is subject to ratification by the Compensation and Management Development Committee of the Board of Directors of JPMorgan Chase (“Committee”). In the case of an award to the CEO, such a determination shall be made by the Committee.

Your award will remain exercisable until the earlier of the tenth anniversary of the Grant Date (the “Expiration Date”) or the date the award is cancelled pursuant to this Award Agreement. Notwithstanding any provision herein, including but not limited to those provisions governing Job Elimination, Full Career Eligibility, Death, and Total Disability, no Stock Appreciation Right may be exercised after its Expiration Date.

Termination of Employment

Except as explicitly set forth below under “Job Elimination,” “Full Career Eligibility”, and “Death or Total Disability,” any Stock Appreciation Rights outstanding under this award will be cancelled effective on the date your employment with the Firm terminates for any reason.

Job Elimination:

For the one year period commencing with the date of termination of your employment (or if longer the 90 day period commencing with the Exercisable Date occurring during such one year period), any Stock Appreciation Right that is exercisable on your termination date or becomes exercisable during such period may be exercised by you in the event that:

•      the Director Human Resources of the Firm or nominee in his/her sole discretion determines that the Firm terminated your employment because your job was eliminated, and

•      after you are notified that your job will be eliminated, you provide such services as requested by the Firm in a cooperative and professional manner, and

•      you satisfy the Release/Certifications Requirement set forth below.

Full Career Eligibility:

For the two year period commencing with the date of termination of your employment (or if longer the 90 day period commencing with the last Exercisable Date occurring during such two year period), any Stock Appreciation Right that is exercisable on your termination date or becomes exercisable during such period may be exercised by you in the event that:

•      you leave the Firm voluntarily, have completed at least five years of continuous service with the Firm immediately preceding your termination date, and the sum of your age and Recognized Service (as defined below) on your date of termination equals or exceeds 60, and

•      you provide at least 90 days advance written notice to the Firm of your intention to voluntarily terminate your employment under this provision, during which notice period you provide such services as requested by the Firm in a cooperative and professional manner and you do not perform any services for any other employer, and

•      for the exercise period, you do not, to the fullest extent enforceable under applicable law, (i) perform services in any capacity (including self-employment) for a Financial Services Company (as defined below) or (ii) work in your profession (whether or not for a Financial Services Company); provided that you may work for a government, education or Not-for-Profit Organization (as defined below), and

•      you satisfy the Release/Certification Requirements set forth below.

After receipt of such advance written notice, the Firm may choose to have you continue to provide services during the 90-day period or shorten the length of the 90-day notice period at the Firm’s discretion, but to a date no earlier than the date you would otherwise meet the age and service requirements.

Additional advance notice requirements may apply for employees subject to notice period policies. (See “Special Notice Period” below.)

You must notify JPMorgan Chase in advance in writing if you are to perform services for any party or if you are self-employed following the date of your termination of employment. Failure to provide such notification could impact your right to exercise.

Death or Total Disability:

If you die while employed by the Firm, your designated beneficiary on file with the Human Resources Department (or if no beneficiary is on file or survives you, then your estate) may exercise for a two year period measured from date of your death (or if longer the 90 day period commencing with the last Exercisable Date occurring during such two year period) (i) any Stock Appreciation Rights that were exercisable as of that date and (ii) any Stock Appreciation Rights that would have become exercisable had you remained employed during such 2 year period.

If your employment terminates as a result of your permanent and total disability as defined in the JPMorgan Chase & Co. Long Term Disability Plan (or for non-U.S. employees the equivalent local country plan), then you may exercise for a two year period measured from the date that your employment terminate any Stock Appreciation Rights that were exercisable as of the date of your termination. In the case of your total disability, you must notify JPMorgan Chase in advance in writing if you are to perform services for any party or if you are self-employed following the date of your termination of employment.

Cancellation after the Two Year Period or Ninety Day Period

Any Stock Appreciation Rights that are not exercised within the applicable two year period or ninety day period described above will be cancelled.

Release/Certification Requirements

You will be required to timely execute and deliver a release of claims in favor of the Firm, having such form and terms as the Firm shall specify, to have all or any portion of your award remain exercisable after the termination of your employment. If you fail to return the required release within the specified deadline, your award will be cancelled. You also must certify compliance with the above requirements relevant to you pursuant to procedures established by the Firm in connection with an exercise.

Termination for Cause

If your employment is terminated for Cause (as defined below), or if the Firm determines after the termination of your employment that your employment could have been terminated for Cause, any outstanding Stock Appreciation Rights as of your termination date will be cancelled and you may be required to return to the Firm the value of certain shares previously delivered to you. See “Remedies” for additional information.

Restriction on Disposition of Shares Derived from an Exercise Under this Award	If you exercise any part of your award before the fifth anniversary of the Grant Date, then you may not sell, assign, transfer, pledge or encumber the net number of shares of Common Stock derived from such exercise until the fifth anniversary of the Grant Date. Prior to the fifth anniversary of the Grant Date and prior to any exercise date thereafter, JPMorgan Chase may impose, for such date and up to 30 days following such date, such restrictions on the Common Stock to be issued to you as it may deem appropriate, including, but not limited to, restricting the sale, assignment, transfer, pledge or encumbrance of such Common Stock. The imposition of such restrictions shall not be deemed an amendment of your Award Agreement subject to your consent. In the Firm’s discretion, such shares may be held in an account with the Firm’s stock transfer agent. Notwithstanding the foregoing, this restriction on disposition and transfer of shares shall not apply to your beneficiary in the event of your death.

Your Obligations	In consideration of the grant of this award, you agree to comply with and be bound by the following:

• Non-Solicitation of Employees and Customers

During your employment by the Firm and for one year following the termination of your employment (or if longer, the exercise period), you will not directly or indirectly, whether on your own behalf or on behalf of any other party, without the prior written consent of the Director Human Resources of JPMorgan Chase: (i) solicit, induce or encourage any of the Firm’s then current employees to leave the Firm or to apply for employment elsewhere, (ii) hire any employee or former employee who was employed by the Firm at the date your employment terminated, unless the individual’s employment terminated more than six months before the date of hire or because his or her job was eliminated, or (iii) to the fullest extent enforceable under applicable law, solicit or induce or attempt to induce to leave the Firm, or divert or attempt to divert from doing business with the Firm, any then current customers, suppliers or other persons or entities that were serviced by you or whose names became known to you by virtue of your employment with the Firm, or otherwise interfere with the relationship between the Firm and such customers, suppliers or other persons or entities. This does not apply to publicly known institutional customers that you service after your employment with the Firm without the use of the Firm’s confidential or proprietary information.

These restrictions do not apply to authorized actions you take in the normal course of your employment with the Firm, such as employment decisions with respect to employees you supervise or business referrals in accordance with the Firm’s policies.

• Confidential Information	You may not, either during your employment with the Firm or thereafter, directly or indirectly use or disclose to anyone any confidential information related to the Firm’s business, except as explicitly permitted by the JPMorgan Chase Code of Conduct and applicable policies or law or legal process. “Confidential information” shall have the same meaning for the Award Agreement as it has in the JPMorgan Chase Code of Conduct.

• Non-Disparagement	You may not, either during your employment with the Firm or thereafter, make or encourage others to make any public statement or release any information that is intended to, or reasonably could be foreseen to, embarrass or criticize the Firm or its employees, directors or shareholders as a group. This shall not preclude you from reporting to the Firm’s management or directors or to the government or a regulator conduct you believe to be in violation of the law or the Firm’s Code of Conduct or responding truthfully to questions or requests for information to the government, a regulator or in a court of law in connection with a legal or regulatory investigation or proceeding.

• Cooperation	You agree to cooperate fully with and provide full and accurate information to the Firm and its counsel with respect to any matter (including any audit, tax proceeding, litigation or governmental proceeding with respect to which you may have knowledge or information), subject to reimbursement for actual, appropriate and reasonable expenses incurred by you.

• Compliance with Award Agreement	You agree that you will provide the Firm with any information reasonably requested to determine compliance with the Award Agreement, and you authorize the Firm to disclose the terms of the Award Agreement to any third party who might be affected thereby, including your prospective employer.

• Special Notice Period

If you are subject to a notice period, whether by contract or by policy, that requires you to provide advance written notice of your intention to terminate your employment (“Special Notice Period”), then as consideration for this Award, you shall provide the Firm with the necessary advance written notice that applies to you, as specified by such contract or policy.

After receipt of your notice, the Firm may choose to have you continue to provide services during the applicable Special Notice Period or may place you on a paid leave for all or part of the applicable Special Notice Period. During the Special Notice Period, you shall continue to devote your full time and loyalty to the Firm by providing services in a cooperative and professional manner and not perform any services for any other employer and shall receive your base salary and certain benefits until your employment terminates. You and the Firm may mutually agree to waive or modify the length of the Special Notice Period.

Regardless of whether a Special Notice Period applies to you, you must comply with the 90-day advance notice period described under “Full Career Eligibility” in the event you wish to terminate employment under the Full Career Eligibility provision.

Remedies • Cancellation

In addition to the cancellation of the award as provided for in “Termination of Employment” and “Termination for Cause,” if the Firm in its sole discretion determines that (i) you are not in compliance with any of the advance notice/cooperation requirements or employment restrictions applicable to your termination of employment, (ii) you have not returned the applicable release of claims or other documents specified above within the specified deadline, (iii) you violated any of the provisions as set forth above in “Your Obligations,” or (iv) cancellation is appropriate pursuant to “Additional Award Conditions” below, outstanding Stock Appreciation Rights under your award may be immediately cancelled.

• Recovery

In addition, if you received shares under this award resulting from an exercise:

•      during the one year prior to the violation of any of the provisions as set forth above in “Your Obligations,” or

•      following termination of employment when you were not in compliance with the employment restrictions then applicable to you during the exercise period,;

•      prior to the termination of your employment for “Cause” as described under “Termination for Cause,” including a later determination by the Firm that your employment could have been terminated for Cause (in which case the one year will be measured from your actual termination date), or

•      within one year following the applicable Exercisable Date, if the Firm determines that recovery of the shares is appropriate pursuant to “Additional Award Conditions” below,

you may be required to pay the Firm an amount equal to the gain on each such exercise less withholding taxes. Payment may be made in shares of Common Stock or in cash and may be deducted by the Firm from any shares that are subject to restriction on disposition as described above.

You agree that this payment represents recovery of shares to which you were not entitled under this Award Agreement and is not to be construed in any manner as a penalty. You also acknowledge that a violation or attempted violation of the obligations set forth herein will cause immediate and irreparable damage to the Firm, and therefore agree that the Firm shall be entitled as a matter of right to an injunction, from any court of competent jurisdiction, restraining any violation or further violation of such obligations; such right to an injunction, however, shall be cumulative and in addition to whatever other remedies the Firm may have under law or equity. In any action or proceeding by the Firm to enforce the terms and conditions of this Award Agreement where the Firm is the prevailing party, the Firm shall be entitled to recover from you its reasonable attorneys’ fees and expenses incurred in such action or proceeding.

Bonus Recoupment	In consideration of the grant of this award, you agree that you are subject to the JPMorgan Chase Bonus Recoupment Policy (Attachment A), as it applies both to the cash incentive compensation awarded to you for 2010 and to this award of Stock Appreciation Rights.

Additional Award Conditions

Notwithstanding any terms of this Award Agreement to the contrary, JPMorgan Chase reserves the right in its sole discretion to cancel outstanding Stock Appreciation Rights under this award within one year after the applicable Exercisable Date and/or to recover from you the net gain realized by you on any exercise of Stock Appreciation Rights under this award within one year after the applicable Exercisable Date:

•      If you engaged in conduct detrimental to the Firm, insofar as it causes material financial or reputational harm to the Firm or one of its business activities, or

•      If this award was based on materially inaccurate performance metrics, whether or not you were responsible for the inaccuracy, or

•      If this award was based on a material misrepresentation by you, or

•      If you failed to properly identify, raise or assess, in a timely manner and as reasonably expected, risks and/or concerns with respect to risks material to the Firm or its business activities.

Administrative Provisions

Binding Agreement: The Award Agreement will be binding upon any successor in interest to JPMorgan Chase, by merger or otherwise.

Not a Contract of Employment: Nothing contained herein constitutes a contract of employment or continued employment. Employment is at-will and may be terminated by either you or JPMorgan Chase for any reason at any time. This award does not confer any right or entitlement to, nor does the award impose any obligation on the Firm to provide, the same or any similar award in the future.

Exercise Procedures/Withholding Taxes: The exercise of Stock Appreciation Rights shall be in accordance with the Firm’s procedures for exercises of such awards. The date of exercise shall be the date when the properly completed notice of exercise is received and accepted by the Firm or its designee in accordance with the Firm’s procedures.

Following each exercise, the Firm will retain from each distribution the number of shares of Common Stock required to satisfy applicable tax obligations (including, to the extent legally permissible, recovery by the Firm of fringe benefit taxes). If, according to local country tax regulations, a withholding tax liability arises at a time after the date of exercise, JPMorgan Chase may implement any procedures necessary to ensure that the withholding obligation is fully satisfied, including, but not limited to, restricting transferability of the shares.

Assignment or Transfer: Except as otherwise provided in this Award Agreement, Stock Appreciation Rights shall not be assignable or transferable or subject to any lien, obligation or liability. You may make a gift of unexpired, unexercised Stock Appreciation Rights, subject to the Firm’s prior consent, to an immediate family member or a trust (or similar vehicle) for the benefit of these immediate family members (or beneficiaries) as defined below. JPMorgan Chase may condition its prior consent to receipt of an agreement by you and proposed transferee containing such terms and conditions and undertakings as JPMorgan Chase deems appropriate in its sole and absolute discretion. No attempted transfer will be valid without the Firm’s prior consent. “Immediate family members” include your parents, parents-in-law, children (including adopted children), grandchildren, and siblings or a trust exclusively for the benefit of one or more of these immediate family members. Your spouse is an Immediate Family Member but only if Stock Appreciation Rights are transferred to a trust (or similar vehicle) for the benefit of such spouse, which trust includes one or more other Immediate Family Members as beneficiaries.

Right to Set Off: The Firm may, to the maximum extent permitted by applicable law, retain for itself funds or securities otherwise payable to you pursuant to this award to satisfy any obligation or debt that you owe to the Firm. Other than in the case of forfeiture, cancellation or recovery of an award, the Firm may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with the Award Agreement.

Cancellation/Substitution: JPMorgan Chase may, in its sole discretion and for any reason, cancel outstanding unexercised Stock Appreciation Rights and substitute an equal number of non-qualified stock options to purchase the same number of shares of common stock of JPMorgan Chase represented by the cancelled Stock Appreciation Rights. Such substituted options shall have the same exercise price, Expiration Date and other terms and conditions that were applicable to the Stock Appreciation Rights; provided that the method of exercise and the payment of exercise price, as well as the method of payment of withholding taxes, may be changed by JPMorgan Chase.

Change in Outstanding Shares: In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders of Common Stock other than regular cash dividends, the Committee will make an equitable substitution or proportionate adjustment, in the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan and to any Stock Appreciation Rights (including but not to limited to their Exercise Price) outstanding under this award for such corporate events.

Interpretation/Administration: The Committee has sole and complete authority to interpret and administer this Award Agreement, including, without limitation, the power to (i) interpret the Plan and the terms of this Award Agreement; (ii) determine the reason for termination of employment and application of the post-employment obligations; (iii) determine application of the cancellation and recovery provisions, (iv) decide all claims arising with respect to this Award; and (v) delegate such authority as it deems appropriate. Any determination by the Committee or its delegate shall be binding on all parties.

Notwithstanding anything herein to the contrary, the Firm’s determinations under the Plan and the Award Agreements are not required to be uniform. By way of clarification, the Firm shall be entitled to make non-uniform and selective determinations and modifications under Award Agreements and the Plan.

This Award is intended to be exempt from the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) and shall be interpreted accordingly. Notwithstanding anything else herein or in the Plan, no action described herein or in the Plan shall be permitted if the Firm determines such action would result in the imposition of additional tax under Section 409A.”

Amendment: The Committee or its delegate reserves the right to amend this Award Agreement in any manner, at any time and for any reason; provided however, that no such amendment shall materially adversely affect your rights under this Award Agreement without your consent except to the extent that the Committee or its delegate considers advisable to comply with applicable laws, regulatory requirements or take into account changes in or interpretations of applicable laws or accounting rules or standards. To extent permitted by Section 409A of the Code, a change in a scheduled Exercisable Date shall not be deemed to materially adversely affect your rights under this Award Agreement and shall not require your written consent. This Award Agreement may not be amended except in writing signed by the Director Human Resources JPMorgan Chase.

Severability: If any portion of the Award Agreement is found to be unenforceable, any court of competent jurisdiction may reform the restrictions (e.g. as to length of service, geographical area or scope) to the extent required to make the provision enforceable under applicable law.

Governing Law: This award shall be governed by and construed in accordance with the laws of the state of New York, without regard to conflict of law principles.

Choice of Forum: By accepting this award, you agree that to the extent not otherwise subject to arbitration under an arbitration agreement between you and the Firm, any dispute arising directly or indirectly in connection with this award or the Plan shall be submitted to arbitration in accordance with the rules of the American Arbitration Association if so elected by the Firm in its sole discretion. In the event such a dispute is not subject to arbitration for any reason, you agree to accept the exclusive jurisdiction and venue of the United States District Court for the Southern District of New York with respect to any judicial proceeding in connection with this award or the Plan. You waive, to the fullest extent permitted by law, any objection to personal jurisdiction or to the laying of venue of such dispute and further agree not to commence any action arising out of or relating to this award or the Plan in any other forum.

Waiver of Jury Trial/Class Claims: By accepting this award, you agree (i) to waive the right to a jury trial; and (ii) that any judicial proceeding or arbitration claim brought in connection with this award or the Plan will be brought on an individual basis, and you hereby waive any right to submit, initiate, or participate in a representative capacity or as a plaintiff, claimant or member in a class action, collective action, or other representative or joint action.

Definitions	“Cause” means a determination by the Firm that your employment terminated as a result of your (i) violation of any law, rule or regulation (including rules of self-regulatory bodies) related to the Firm’s business, (ii) indictment or conviction of a felony, (iii) commission of a fraudulent act, (iv) violation of the JPMorgan Code of Conduct or other Firm policies or misconduct related to your duties to the Firm (other than an immaterial and inadvertent violation or misconduct), (v) inadequate performance of the duties associated with your position or job function or failure to follow reasonable directives of your manager, or (vi) any act or failure to act that is or might reasonably be expected to be injurious to the interests of the Firm or its relationship with a customer, client or employee.

“Financial Services Company” means a business enterprise that employs you in any capacity (as an employee, contractor, consultant, advisor, self-employed individual, etc. whether paid or unpaid) and engages in:

•      commercial or retail banking, including, but not limited to, commercial, institutional and personal trust, custody and/or lending and processing services, originating and servicing mortgages, issuing and servicing credit cards,

•      insurance, including but not limited to, guaranteeing against loss, harm damage, illness, disability or death, providing and issuing annuities, acting as principal, agent or broker for purpose of the forgoing,

•      financial, investment or economic advisory services, including but not limited to, investment banking services (such as advising on mergers or dispositions, underwriting, dealing in, or making a market in securities or other similar activities), brokerage services, investment management services, asset management services, and hedge funds,

•      issuing, trading or selling instruments representing interests in pools of assets or in derivatives instruments,

•      advising on, or investing in, private equity or real estate, or

•      any similar activities that JPMorgan Chase determines in its sole discretion constitute financial services.

“Not-for-Profit Organization” means an entity exempt from tax under state law and under Section 501(c) (3) of the Internal Revenue Code. Section 501(c) (3) includes entities organized and operated exclusively for religious, charitable, scientific, testing for public safety, literary or educational purposes, or to foster national or international amateur sports competition or for the prevention of cruelty to children or animals.

“Recognized Service” means the period of service as an employee set forth in the Firm’s applicable service-related policies.

Attachment A

Bonus Recoupment Policy

In the event of a material restatement of the Firm’s financial results, the Board believes it would be appropriate to review the circumstances that caused the restatement and consider issues of accountability for those who bore responsibility for the events, including whether anyone responsible engaged in misconduct. As part of that review, consideration would also be given to any appropriate action regarding compensation that may have been awarded to such persons. In particular, it would be appropriate to consider whether any compensation was awarded on the basis of having achieved specified performance targets, whether an officer engaged in misconduct that contributed to the restatement and whether such compensation would have been reduced had the financial results been properly reported. Misconduct includes violation of the Firm’s Code of Conduct or policies or any act or failure to act that could reasonably be expected to cause financial or reputational harm to the Firm.

Depending on the outcome of that review, appropriate action could include actions such as termination, reducing compensation in the year the restatement was made, seeking repayment of any bonus received for the period restated or any gains realized as a result of exercising an option awarded for the period restated, or canceling any unvested equity compensation awarded for the period restated. Consideration may also be given to whether or not any one or more of such actions should be extended to employees who did not engage in misconduct that contributed to the restatement.

JPMORGAN CHASE & CO. LONG-TERM INCENTIVE PLAN

TERMS AND CONDITIONS OF FEBRUARY 16, 2011

STOCK APPRECIATION RIGHTS

CHIEF EXECUTIVE OFFICER

Award Agreement

These terms and conditions are made part of the Award Agreement dated as of February 16, 2011 (“Grant Date”) awarding Stock Appreciation Rights pursuant to the terms of the JPMorgan Chase & Co. Long-Term Incentive Plan (“Plan”). To the extent the terms of the Award Agreement (all references to which will include these terms and conditions) conflict with the Plan, the Plan will govern. The Award Agreement, the Plan and Prospectus supersede any other agreement, whether written or oral, that may have been entered into by the Firm and you relating to this award.

This award was granted on the Grant Date subject to the Award Agreement. Unless you decline by the deadline and in the manner specified in the Award Agreement, you will have agreed to be bound by these terms and conditions, effective as of the Grant Date. If you decline the award, it will be cancelled as of the Grant Date.

Capitalized terms that are not defined in the Award Agreement will have the same meaning as set forth in the Plan.

JPMorgan Chase & Co. will be referred to throughout the Award Agreement as “JPMorgan Chase,” and together with its subsidiaries as the “Firm.”

Form and Purpose of Award

Stock Appreciation Rights represent the right, following exercise, to receive (without payment), a number of shares of JPMorgan Chase Common Stock, the Fair Market Value of which, as of the date of exercise, is equal to the excess of the Fair Market Value of one share of such Common Stock on such exercise date over the Exercise Price, multiplied by the number of Stock Appreciation Rights being exercised. The Firm will retain from each distribution the number of shares of Common Stock required to satisfy tax and other withholding obligations.

The purpose of this award is, in part, to motivate your future performance and to align your interests with those of the Firm and its shareholders. Your prior performance was considered to determine if you were eligible for your award.

Exercisable Dates/ Expiration Date	This award is intended and expected to become exercisable on the “Exercisable Dates” set forth in your Award Agreement, provided that you are continuously employed by the Firm from the date of grant through the relevant Exercisable Date or you meet the requirements to allow your award to remain outstanding upon termination of employment as described below. However, the number of Stock Appreciation Rights that have not yet become exercisable may be reduced (and therefore may be forfeited) or Exercisable Dates may be deferred (but not beyond the Expiration Date), in the event that the Chief Executive Officer (“CEO”) of JPMorgan Chase determines that your performance in relation to the priorities for your position or the Firm’s performance in relation to the priorities for which you share responsibility as a member of the Operating Committee has been unsatisfactory for a sustained period of time. Among the factors the CEO may consider in assessing the Firm’s financial performance are net income, net revenue, return on equity, earnings per share and capital ratios, both on an absolute basis and, as appropriate, relative to peer firms. Such a determination is subject to ratification by the Compensation and Management Development Committee of the Board of Directors of JPMorgan Chase (“Committee”). In the case of an award to the CEO, such a determination shall be made by the Committee.

Your award will remain exercisable until the earlier of the tenth anniversary of the Grant Date (the “Expiration Date”) or the date the award is cancelled pursuant to this Award Agreement. Notwithstanding any provision herein, including but not limited to those provisions governing Job Elimination, Full Career Eligibility, Death, and Total Disability, no Stock Appreciation Right may be exercised after its Expiration Date.

Termination of Employment	Except as explicitly set forth below under “Job Elimination,” “Full Career Eligibility”, and “Death or Total Disability,” any Stock Appreciation Rights outstanding under this award will be cancelled effective on the date your employment with the Firm terminates for any reason.

Job Elimination:

For the one year period commencing with the date of termination of your employment (or if longer the 90 day period commencing with the Exercisable Date occurring during such one year period), any Stock Appreciation Right that is exercisable on your termination date or becomes exercisable during such period may be exercised by you in the event that:

•      the Director Human Resources of the Firm or nominee in his/her sole discretion determines that the Firm terminated your employment because your job was eliminated, and

•      after you are notified that your job will be eliminated, you provide such services as requested by the Firm in a cooperative and professional manner, and

•      you satisfy the Release/Certifications Requirement set forth below.

Full Career Eligibility:

For the two year period commencing with the date of termination of your employment (or if longer the 90 day period commencing with the last Exercisable Date occurring during such two year period), any Stock Appreciation Right that is exercisable on your termination date or becomes exercisable during such period may be exercised by you in the event that:

•      you leave the Firm voluntarily, have completed at least five years of continuous service with the Firm immediately preceding your termination date, and the sum of your age and Recognized Service (as defined below) on your date of termination equals or exceeds 60, and

•      you provide at least 90 days advance written notice to the Firm of your intention to voluntarily terminate your employment under this provision, during which notice period you provide such services as requested by the Firm in a cooperative and professional manner and you do not perform any services for any other employer, and

•      for the exercise period, you do not, to the fullest extent enforceable under applicable law, (i) perform services in any capacity (including self-employment) for a Financial Services Company (as defined below) or (ii) work in your profession (whether or not for a Financial Services Company); provided that you may work for a government, education or Not-for-Profit Organization (as defined below), and

•      you satisfy the Release/Certification Requirements set forth below.

After receipt of such advance written notice, the Firm may choose to have you continue to provide services during the 90-day period or shorten the length of the 90-day notice period at the Firm’s discretion, but to a date no earlier than the date you would otherwise meet the age and service requirements.

Additional advance notice requirements may apply for employees subject to notice period policies. (See “Special Notice Period” below.)

You must notify JPMorgan Chase in advance in writing if you are to perform services for any party or if you are self-employed following the date of your termination of employment. Failure to provide such notification could impact your right to exercise.

Death or Total Disability:

If you die while employed by the Firm, your designated beneficiary on file with the Human Resources Department (or if no beneficiary is on file or survives you, then your estate) may exercise for a two year period measured from date of your death (or if longer the 90 day period commencing with the last Exercisable Date occurring during such two year period) (i) any Stock Appreciation Rights that were exercisable as of that date and (ii) any Stock Appreciation Rights that would have become exercisable had you remained employed during such 2 year period.

If your employment terminates as a result of your permanent and total disability as defined in the JPMorgan Chase & Co. Long Term Disability Plan (or for non-U.S. employees the equivalent local country plan), then you may exercise for a two year period measured from the date that your employment terminate any Stock Appreciation Rights that were exercisable as of the date of your termination. In the case of your total disability, you must notify JPMorgan Chase in advance in writing if you are to perform services for any party or if you are self-employed following the date of your termination of employment.

Cancellation after the Two Year Period or Ninety Day Period

Any Stock Appreciation Rights that are not exercised within the applicable two year period or ninety day period described above will be cancelled.

Release/Certification Requirements

You will be required to timely execute and deliver a release of claims in favor of the Firm, having such form and terms as the Firm shall specify, to have all or any portion of your award remain exercisable after the termination of your employment. If you fail to return the required release within the specified deadline, your award will be cancelled. You also must certify compliance with the above requirements relevant to you pursuant to procedures established by the Firm in connection with an exercise.

Termination for Cause

If your employment is terminated for Cause (as defined below), or if the Firm determines after the termination of your employment that your employment could have been terminated for Cause, any outstanding Stock Appreciation Rights as of your termination date will be cancelled and you may be required to return to the Firm the value of certain shares previously delivered to you. See “Remedies” for additional information.

Restriction on Disposition of Shares Derived from an Exercise Under this Award	If you exercise any part of your award before the fifth anniversary of the Grant Date, then you may not sell, assign, transfer, pledge or encumber the net number of shares of Common Stock derived from such exercise until the fifth anniversary of the Grant Date. Prior to the fifth anniversary of the Grant Date and prior to any exercise date thereafter, JPMorgan Chase may impose, for such date and up to 30 days following such date, such restrictions on the Common Stock to be issued to you as it may deem appropriate, including, but not limited to, restricting the sale, assignment, transfer, pledge or encumbrance of such Common Stock. The imposition of such restrictions shall not be deemed an amendment of your Award Agreement subject to your consent. In the Firm’s discretion, such shares may be held in an account with the Firm’s stock transfer agent. Notwithstanding the foregoing, this restriction on disposition and transfer of shares shall not apply to your beneficiary in the event of your death.

Your Obligations	In consideration of the grant of this award, you agree to comply with and be bound by the following:

• Non-Solicitation of Employees and Customers

During your employment by the Firm and for one year following the termination of your employment (or if longer, the exercise period), you will not directly or indirectly, whether on your own behalf or on behalf of any other party, without the prior written consent of the Director Human Resources of JPMorgan Chase: (i) solicit, induce or encourage any of the Firm’s then current employees to leave the Firm or to apply for employment elsewhere, (ii) hire any employee or former employee who was employed by the Firm at the date your employment terminated, unless the individual’s employment terminated more than six months before the date of hire or because his or her job was eliminated, or (iii) to the fullest extent enforceable under applicable law, solicit or induce or attempt to induce to leave the Firm, or divert or attempt to divert from doing business with the Firm, any then current customers, suppliers or other persons or entities that were serviced by you or whose names became known to you by virtue of your employment with the Firm, or otherwise interfere with the relationship between the Firm and such customers, suppliers or other persons or entities. This does not apply to publicly known institutional customers that you service after your employment with the Firm without the use of the Firm’s confidential or proprietary information.

These restrictions do not apply to authorized actions you take in the normal course of your employment with the Firm, such as employment decisions with respect to employees you supervise or business referrals in accordance with the Firm’s policies.

• Confidential Information	You may not, either during your employment with the Firm or thereafter, directly or indirectly use or disclose to anyone any confidential information related to the Firm’s business, except as explicitly permitted by the JPMorgan Chase Code of Conduct and applicable policies or law or legal process. “Confidential information” shall have the same meaning for the Award Agreement as it has in the JPMorgan Chase Code of Conduct.

• Non-Disparagement	You may not, either during your employment with the Firm or thereafter, make or encourage others to make any public statement or release any information that is intended to, or reasonably could be foreseen to, embarrass or criticize the Firm or its employees, directors or shareholders as a group. This shall not preclude you from reporting to the Firm’s management or directors or to the government or a regulator conduct you believe to be in violation of the law or the Firm’s Code of Conduct or responding truthfully to questions or requests for information to the government, a regulator or in a court of law in connection with a legal or regulatory investigation or proceeding.

• Cooperation	You agree to cooperate fully with and provide full and accurate information to the Firm and its counsel with respect to any matter (including any audit, tax proceeding, litigation or governmental proceeding with respect to which you may have knowledge or information), subject to reimbursement for actual, appropriate and reasonable expenses incurred by you.

• Compliance with Award Agreement	You agree that you will provide the Firm with any information reasonably requested to determine compliance with the Award Agreement, and you authorize the Firm to disclose the terms of the Award Agreement to any third party who might be affected thereby, including your prospective employer.

• Special Notice Period

If you are subject to a notice period, whether by contract or by policy, that requires you to provide advance written notice of your intention to terminate your employment (“Special Notice Period”), then as consideration for this Award, you shall provide the Firm with the necessary advance written notice that applies to you, as specified by such contract or policy.

After receipt of your notice, the Firm may choose to have you continue to provide services during the applicable Special Notice Period or may place you on a paid leave for all or part of the applicable Special Notice Period. During the Special Notice Period, you shall continue to devote your full time and loyalty to the Firm by providing services in a cooperative and professional manner and not perform any services for any other employer and shall receive your base salary and certain benefits until your employment terminates. You and the Firm may mutually agree to waive or modify the length of the Special Notice Period.

Regardless of whether a Special Notice Period applies to you, you must comply with the 90-day advance notice period described under “Full Career Eligibility” in the event you wish to terminate employment under the Full Career Eligibility provision.

Remedies • Cancellation

In addition to the cancellation of the award as provided for in “Termination of Employment” and “Termination for Cause,” if the Firm in its sole discretion determines that (i) you are not in compliance with any of the advance notice/cooperation requirements or employment restrictions applicable to your termination of employment, (ii) you have not returned the applicable release of claims or other documents specified above within the specified deadline, (iii) you violated any of the provisions as set forth above in “Your Obligations,” or (iv) cancellation is appropriate pursuant to “Additional Award Conditions” below, outstanding Stock Appreciation Rights under your award may be immediately cancelled.

• Recovery

In addition, if you received shares under this award resulting from an exercise:

•      during the one year prior to the violation of any of the provisions as set forth above in “Your Obligations,” or

•      following termination of employment when you were not in compliance with the employment restrictions then applicable to you during the exercise period,;

•      prior to the termination of your employment for “Cause” as described under “Termination for Cause,” including a later determination by the Firm that your employment could have been terminated for Cause (in which case the one year will be measured from your actual termination date), or

•      within one year following the applicable Exercisable Date, if the Firm determines that recovery of the shares is appropriate pursuant to “Additional Award Conditions” below,

you may be required to pay the Firm an amount equal to the gain on each such exercise less withholding taxes. Payment may be made in shares of Common Stock or in cash and may be deducted by the Firm from any shares that are subject to restriction on disposition as described above.

You agree that this payment represents recovery of shares to which you were not entitled under this Award Agreement and is not to be construed in any manner as a penalty. You also acknowledge that a violation or attempted violation of the obligations set forth herein will cause immediate and irreparable damage to the Firm, and therefore agree that the Firm shall be entitled as a matter of right to an injunction, from any court of competent jurisdiction, restraining any violation or further violation of such obligations; such right to an injunction, however, shall be cumulative and in addition to whatever other remedies the Firm may have under law or equity. In any action or proceeding by the Firm to enforce the terms and conditions of this Award Agreement where the Firm is the prevailing party, the Firm shall be entitled to recover from you its reasonable attorneys’ fees and expenses incurred in such action or proceeding.

Bonus Recoupment	In consideration of the grant of this award, you agree that you are subject to the JPMorgan Chase Bonus Recoupment Policy (Attachment A), as it applies both to the cash incentive compensation awarded to you for 2010 and to this award of Stock Appreciation Rights.

Additional Award Conditions

Notwithstanding any terms of this Award Agreement to the contrary, JPMorgan Chase reserves the right in its sole discretion to cancel outstanding Stock Appreciation Rights under this award within one year after the applicable Exercisable Date and/or to recover from you the net gain realized by you on any exercise of Stock Appreciation Rights under this award within one year after the applicable Exercisable Date:

•      If you engaged in conduct detrimental to the Firm, insofar as it causes material financial or reputational harm to the Firm or one of its business activities, or

•      If this award was based on materially inaccurate performance metrics, whether or not you were responsible for the inaccuracy, or

•      If this award was based on a material misrepresentation by you; or

•      If you failed to properly identify, raise or assess, in a timely manner and as reasonably expected, risks and/or concerns with respect to risks material to the Firm or its business activities.

Administrative Provisions

Binding Agreement: The Award Agreement will be binding upon any successor in interest to JPMorgan Chase, by merger or otherwise.

Not a Contract of Employment: Nothing contained herein constitutes a contract of employment or continued employment. Employment is at-will and may be terminated by either you or JPMorgan Chase for any reason at any time. This award does not confer any right or entitlement to, nor does the award impose any obligation on the Firm to provide, the same or any similar award in the future.

Exercise Procedures/Withholding Taxes: The exercise of Stock Appreciation Rights shall be in accordance with the Firm’s procedures for exercises of such awards. The date of exercise shall be the date when the properly completed notice of exercise is received and accepted by the Firm or its designee in accordance with the Firm’s procedures.

Following each exercise, the Firm will retain from each distribution the number of shares of Common Stock required to satisfy applicable tax obligations (including, to the extent legally permissible, recovery by the Firm of fringe benefit taxes). If, according to local country tax regulations, a withholding tax liability arises at a time after the date of exercise, JPMorgan Chase may implement any procedures necessary to ensure that the withholding obligation is fully satisfied, including, but not limited to, restricting transferability of the shares.

Assignment or Transfer: Except as otherwise provided in this Award Agreement, Stock Appreciation Rights shall not be assignable or transferable or subject to any lien, obligation or liability. You may make a gift of unexpired, unexercised Stock Appreciation Rights, subject to the Firm’s prior consent, to an immediate family member or a trust (or similar vehicle) for the benefit of these immediate family members (or beneficiaries) as defined below. JPMorgan Chase may condition its prior consent to receipt of an agreement by you and proposed transferee containing such terms and conditions and undertakings as JPMorgan Chase deems appropriate in its sole and absolute discretion. No attempted transfer will be valid without the Firm’s prior consent. “Immediate family members” include your parents, parents-in-law, children (including adopted children), grandchildren, and siblings or a trust exclusively for the benefit of one or more of these immediate family members. Your spouse is an Immediate Family Member but only if Stock Appreciation Rights are transferred to a trust (or similar vehicle) for the benefit of such spouse, which trust includes one or more other Immediate Family Members as beneficiaries.

Right to Set Off: The Firm may, to the maximum extent permitted by applicable law, retain for itself funds or securities otherwise payable to you pursuant to this award to satisfy any obligation or debt that you owe to the Firm. Other than in the case of forfeiture, cancellation or recovery of an award, the Firm may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with the Award Agreement.

Cancellation/Substitution: JPMorgan Chase may, in its sole discretion and for any reason, cancel outstanding unexercised Stock Appreciation Rights and substitute an equal number of non-qualified stock options to purchase the same number of shares of common stock of JPMorgan Chase represented by the cancelled Stock Appreciation Rights. Such substituted options shall have the same exercise price, Expiration Date and other terms and conditions that were applicable to the Stock Appreciation Rights; provided that the method of exercise and the payment of exercise price, as well as the method of payment of withholding taxes, may be changed by JPMorgan Chase.

Change in Outstanding Shares: In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders of Common Stock other than regular cash dividends, the Committee will make an equitable substitution or proportionate adjustment, in the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan and to any Stock Appreciation Rights (including but not to limited to their Exercise Price) outstanding under this award for such corporate events.

Interpretation/Administration: The Committee has sole and complete authority to interpret and administer this Award Agreement, including, without limitation, the power to (i) interpret the Plan and the terms of this Award Agreement; (ii) determine the reason for termination of employment and application of the post-employment obligations; (iii) determine application of the cancellation and recovery provisions, (iv) decide all claims arising with respect to this Award; and (v) delegate such authority as it deems appropriate. Any determination by the Committee or its delegate shall be binding on all parties.

Notwithstanding anything herein to the contrary, the Firm’s determinations under the Plan and the Award Agreements are not required to be uniform. By way of clarification, the Firm shall be entitled to make non-uniform and selective determinations and modifications under Award Agreements and the Plan.

This Award is intended to be exempt from the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) and shall be interpreted accordingly. Notwithstanding anything else herein or in the Plan, no action described herein or in the Plan shall be permitted if the Firm determines such action would result in the imposition of additional tax under Section 409A.”

Amendment: The Committee or its delegate reserves the right to amend this Award Agreement in any manner, at any time and for any reason; provided however, that no such amendment shall materially adversely affect your rights under this Award Agreement without your consent except to the extent that the Committee or its delegate considers advisable to comply with applicable laws, regulatory requirements or take into account changes in or interpretations of applicable laws or accounting rules or standards. To extent permitted by Section 409A of the Code, a change in a scheduled Exercisable Date shall not be deemed to materially adversely affect your rights under this Award Agreement and shall not require your written consent. This Award Agreement may not be amended except in writing signed by the Director Human Resources JPMorgan Chase.

Severability: If any portion of the Award Agreement is found to be unenforceable, any court of competent jurisdiction may reform the restrictions (e.g. as to length of service, geographical area or scope) to the extent required to make the provision enforceable under applicable law.

Governing Law: This award shall be governed by and construed in accordance with the laws of the state of New York, without regard to conflict of law principles.

Choice of Forum: By accepting this award, you agree that to the extent not otherwise subject to arbitration under an arbitration agreement between you and the Firm, any dispute arising directly or indirectly in connection with this award or the Plan shall be submitted to arbitration in accordance with the rules of the American Arbitration Association if so elected by the Firm in its sole discretion. In the event such a dispute is not subject to arbitration for any reason, you agree to accept the exclusive jurisdiction and venue of the United States District Court for the Southern District of New York with respect to any judicial proceeding in connection with this award or the Plan. You waive, to the fullest extent permitted by law, any objection to personal jurisdiction or to the laying of venue of such dispute and further agree not to commence any action arising out of or relating to this award or the Plan in any other forum.

Waiver of Jury Trial/Class Claims: By accepting this award, you agree (i) to waive the right to a jury trial; and (ii) that any judicial proceeding or arbitration claim brought in connection with this award or the Plan will be brought on an individual basis, and you hereby waive any right to submit, initiate, or participate in a representative capacity or as a plaintiff, claimant or member in a class action, collective action, or other representative or joint action.

Definitions	“Cause” means a determination by the Firm that your employment terminated as a result of your (i) violation of any law, rule or regulation (including rules of self-regulatory bodies) related to the Firm’s business, (ii) indictment or conviction of a felony, (iii) commission of a fraudulent act, (iv) violation of the JPMorgan Code of Conduct or other Firm policies or misconduct related to your duties to the Firm (other than an immaterial and inadvertent violation or misconduct), (v)

inadequate performance of the duties associated with your position or job function or failure to follow reasonable directives of your manager, or (vi) any act or failure to act that is or might reasonably be expected to be injurious to the interests of the Firm or its relationship with a customer, client or employee.

“Financial Services Company” means a business enterprise that employs you in any capacity (as an employee, contractor, consultant, advisor, self-employed individual, etc. whether paid or unpaid) and engages in:

•      commercial or retail banking, including, but not limited to, commercial, institutional and personal trust, custody and/or lending and processing services, originating and servicing mortgages, issuing and servicing credit cards,

•      insurance, including but not limited to, guaranteeing against loss, harm damage, illness, disability or death, providing and issuing annuities, acting as principal, agent or broker for purpose of the forgoing,

•      financial, investment or economic advisory services, including but not limited to, investment banking services (such as advising on mergers or dispositions, underwriting, dealing in, or making a market in securities or other similar activities), brokerage services, investment management services, asset management services, and hedge funds,

•      issuing, trading or selling instruments representing interests in pools of assets or in derivatives instruments,

•      advising on, or investing in, private equity or real estate, or

•      any similar activities that JPMorgan Chase determines in its sole discretion constitute financial services.

“Not-for-Profit Organization” means an entity exempt from tax under state law and under Section 501(c) (3) of the Internal Revenue Code. Section 501(c) (3) includes entities organized and operated exclusively for religious, charitable, scientific, testing for public safety, literary or educational purposes, or to foster national or international amateur sports competition or for the prevention of cruelty to children or animals.

“Recognized Service” means the period of service as an employee set forth in the Firm’s applicable service-related policies.

Attachment A

Bonus Recoupment Policy

In the event of a material restatement of the Firm’s financial results, the Board believes it would be appropriate to review the circumstances that caused the restatement and consider issues of accountability for those who bore responsibility for the events, including whether anyone responsible engaged in misconduct. As part of that review, consideration would also be given to any appropriate action regarding compensation that may have been awarded to such persons. In particular, it would be appropriate to consider whether any compensation was awarded on the basis of having achieved specified performance targets, whether an officer engaged in misconduct that contributed to the restatement and whether such compensation would have been reduced had the financial results been properly reported. Misconduct includes violation of the Firm’s Code of Conduct or policies or any act or failure to act that could reasonably be expected to cause financial or reputational harm to the Firm.

Depending on the outcome of that review, appropriate action could include actions such as termination, reducing compensation in the year the restatement was made, seeking repayment of any bonus received for the period restated or any gains realized as a result of exercising an option awarded for the period restated, or canceling any unvested equity compensation awarded for the period restated. Consideration may also be given to whether or not any one or more of such actions should be extended to employees who did not engage in misconduct that contributed to the restatement.

JPMORGAN CHASE & CO. LONG-TERM INCENTIVE PLAN

TERMS AND CONDITIONS OF JANUARY 19, 2011

RESTRICTED STOCK UNIT AWARD

Award Agreement

These terms and conditions are made part of the Award Agreement dated as of January 19, 2011 (“Grant Date”) awarding restricted stock units pursuant to the terms of the JPMorgan Chase & Co. Long-Term Incentive Plan (“Plan”). To the extent the terms of the Award Agreement (all references to which will include these terms and conditions) conflict with the Plan, the Plan will govern. The Award Agreement, the Plan and Prospectus supersede any other agreement, whether written or oral, that may have been entered into by the Firm and you relating to this award.

This award was granted on the Grant Date subject to the Award Agreement. Unless you decline by the deadline and in the manner specified in the Award Agreement, you will have agreed to be bound by these terms and conditions, effective as of the Grant Date. If you decline the award, it will be cancelled as of the Grant Date.

Capitalized terms that are not defined in the Award Agreement will have the same meaning as set forth in the Plan.

JPMorgan Chase & Co. will be referred to throughout the Award Agreement as “JPMorgan Chase,” and together with its subsidiaries as the “Firm.”

Form and Purpose of Award

Each restricted stock unit represents a non-transferable right to receive one share of Common Stock following the applicable vesting date.

The purpose of this award is, in part, to motivate your future performance for services to be provided during the vesting periods and to align your interests with those of the Firm and its shareholders. Your prior performance was considered to determine if you were eligible for your award.

Dividend Equivalents	If dividends are paid on Common Stock while restricted stock units under this award are outstanding, you will be paid an amount equal to the dividend paid on one share of Common Stock, multiplied by the number of restricted stock units outstanding to you under this award.

Vesting Dates	This award will vest according to the schedule on your Award Agreement, provided that you are continuously employed by the Firm, or you meet the requirements for continued vesting described below, through the relevant vesting date.

Vesting Periods	The period from the Grant Date to each vesting date will be a separate “vesting period.”

Termination of Employment	Except as explicitly set forth below under “Job Elimination,” “Full Career Eligibility,” “Total Disability,” “Government Office” and “Death,” any restricted stock units outstanding under this award will be cancelled effective on the date your employment with the Firm terminates for any reason.

Job Elimination, Full Career Eligibility, Government Office, Total Disability

Subject to “Vesting Dates” and the terms and conditions of this Award Agreement (including without limitation “Your Obligations”), you will be eligible to continue to vest in your outstanding restricted stock units under this award following the termination of your employment if one of the following circumstances applies to you.

Job Elimination:

This award will continue to vest on the original schedule following termination of employment in the event that:

•      the Director Human Resources of the Firm or nominee in his or her sole discretion determines that the Firm terminated your employment because your job was eliminated, and

•      after you are notified that your job will be eliminated, you provide such services as requested by the Firm in a cooperative and professional manner, and

•      you satisfy the Release/Certification Requirements set forth below.

Full Career Eligibility:

This award will continue to vest on the original schedule, subject to the prior written consent of the Firm, following termination of employment in the event that:

•      you leave the Firm voluntarily, have completed at least five years of continuous service with the Firm immediately preceding your termination date, and the sum of your age and Recognized Service (as defined below) on your date of termination equals or exceeds 60, and

•      you provide at least 90 days advance written notice to the Firm of your intention to voluntarily terminate your employment under this provision, during which notice period you provide such services as requested by the Firm in a cooperative and professional manner and you do not perform any services for any other employer, and

•      for the remainder of the relevant vesting period, you do not, to the fullest extent enforceable under applicable law, (i) perform services in any capacity (including self-employment) for a Financial Services Company (as defined below) or (ii) work in your profession (whether or not for a Financial Services Company); provided that you may work for a government, education or Not-for-Profit Organization (as defined below), and

•      you satisfy the Release/Certification Requirements set forth below.

After receipt of such advance written notice, the Firm may choose to have you continue to provide services during such 90-day period or shorten the length of the 90-day period at the Firm’s discretion, but to a date no earlier than the date you would otherwise meet the age and service requirements. The foregoing clause dealing with Full Career Eligibility has no application to any United States taxpayer who is or becomes subject to Section 457A of the United States Internal Revenue Code (‘Code”).

Additional advance notice requirements may apply for employees subject to notice period policies. (See “Special Notice Period” below.)

Government Office:

All or a portion of this award may continue to vest on the original schedule if you voluntarily resign to accept a Government Office or become a candidate for an elective Government Office, as described at the end of these terms and conditions under the section entitled “Government Office.”

Total Disability:

In the event your employment terminates as a result of your permanent and total disability as defined in the JPMorgan Chase & Co. Long Term Disability Plan (or for non-U.S. employees the equivalent local country plan), your outstanding units will continue to vest on the original schedule during such period of disability provided that you remain unemployed for such period and you satisfy the Release /Certification requirements set forth below.

For both Full Career Eligibility and Total Disability, you must notify JPMorgan Chase in writing in advance if you plan to perform services for any party or if you will be self-employed during the vesting periods. Failure to provide such notification could impact award vesting.

Release/Certification

In order to qualify for continued vesting after termination of your employment under any of the foregoing circumstances:

•      you must timely execute and deliver a release of claims in favor of the Firm, having such form and terms as the Firm shall specify,

•      with respect to Full Career Eligibility, prior to the termination of your employment, you must confirm with management that you meet the eligibility criteria (including providing at least 90 days advance written notification) and advise that you are seeking to be treated as an individual eligible for Full Career Eligibility, and

•      except in the case of a job elimination, it is your responsibility to take the appropriate steps to certify to the Firm prior to each vesting date on the authorized form of the Firm that you have complied with the employment restrictions applicable to you (as described above) throughout the vesting period and otherwise complied with all other terms of the Award Agreement. (See “Your Obligations.”)

Death	If you die while you are eligible to vest in your outstanding units under this award, the units will immediately vest and will be distributed in shares of Common Stock (after applicable tax withholding) to your designated beneficiary on file with the Firm’s Stock Administration Department, or if no beneficiary has been designated or survives you, then to your estate. Any shares will be distributed by the later of the end of the calendar year in which you die or the 15th day of the third month following your date of death.

Termination for Cause	If your employment is terminated for Cause (as defined below), or if the Firm determines after the termination of your employment that your employment could have been terminated for Cause, your outstanding restricted stock units shall be forfeited. In addition, you may be required to return to the Firm the value of certain shares delivered to you prior to or after your termination. See “Remedies” for additional information.

Your Obligations	In consideration of the grant of this award, you agree to comply with and be bound by the following:

• Non-Solicitation of Employees and Customers

During your employment by the Firm and for one year following the termination of your employment, or if longer, during all remaining vesting periods if you continue to vest after your employment with the Firm terminates, you will not directly or indirectly, whether on your own behalf or on behalf of any other party, without the prior written consent of the Director Human Resources of JPMorgan Chase: (i) solicit, induce or encourage any of the Firm’s then current employees to leave the Firm or to apply for employment elsewhere, (ii) hire any employee or former employee who was employed by the Firm at the date your employment terminated, unless the individual’s employment terminated more than six months before the date of hire or because his or her job was eliminated, or (iii) to the fullest extent enforceable under applicable law, solicit or induce or attempt to induce to leave the Firm, or divert or attempt to divert from doing business with the Firm, any then current customers, suppliers or other persons or entities that were serviced by you or whose names became known to you by virtue of your employment with the Firm, or otherwise interfere with the relationship between the Firm and such customers, suppliers or other persons or entities. This does not apply to publicly known institutional customers that you service after your employment with the Firm without the use of the Firm’s confidential or proprietary information.

These restrictions do not apply to authorized actions you take in the normal course of your employment with the Firm, such as employment decisions with respect to employees you supervise or business referrals in accordance with the Firm’s policies.

• Confidential Information	You may not, either during your employment with the Firm or thereafter, directly or indirectly use or disclose to anyone any confidential information related to the Firm’s business, except as explicitly permitted by the JPMorgan Chase Code of Conduct and applicable policies or law or legal process. “Confidential information” shall have the same meaning for the Award Agreement as it has in the JPMorgan Chase Code of Conduct.

• Non-Disparagement	You may not, either during your employment with the Firm or thereafter, make or encourage others to make any public statement or release any information that is intended to, or reasonably could be foreseen to, embarrass or criticize the Firm or its employees, officers, directors or shareholders as a group. This shall not preclude you from reporting to the Firm’s management or directors or to the government or a regulator conduct you believe to be in violation of the law or the Firm’s Code of Conduct or responding truthfully to questions or requests for information to the government, a regulator or in a court of law in connection with a legal or regulatory investigation or proceeding.

• Cooperation	You agree to cooperate fully with and provide full and accurate information to the Firm and its counsel with respect to any matter (including any audit, tax proceeding, litigation, investigation or governmental proceeding) with respect to which you may have knowledge or information, subject to reimbursement for actual, appropriate and reasonable expenses incurred by you.

• Compliance with Award Agreement	You agree that you will provide the Firm with any information reasonably requested to determine compliance with the Award Agreement, and you authorize the Firm to disclose the terms of the Award Agreement to any third party who might be affected thereby, including your prospective employer.

• Special Notice Period:	If you are subject to a notice period, whether by contract or by policy, that requires you to provide advance written notice of your intention to terminate your employment (“Special Notice Period”), then as consideration for this Award, you shall provide the Firm with the necessary advance written notice that applies to you, as specified by such contract or policy.

After receipt of your notice, the Firm may choose to have you continue to provide services during the applicable Special Notice Period or may place you on a paid leave for all or part of the applicable Special Notice Period. During the Special Notice Period, you shall continue to devote your full time and loyalty to the Firm by providing services in a cooperative and professional manner and not perform any services for any other employer and shall receive your base salary and certain benefits until your employment terminates. You and the Firm may mutually agree to waive or modify the length of the Special Notice Period.

Regardless of whether a Special Notice Period applies to you, you must comply with the 90-day advance notice period described under “Full Career Eligibility” in the event you wish to terminate employment under the Full Career Eligibility provision.

Remedies • Cancellation

In addition to the provisions described under “Termination of Employment” and “Termination for Cause”, your outstanding restricted stock units under this award may be cancelled if:

•      the Firm in its sole discretion determines that you are not in compliance with any of the advance notice/cooperation requirements or employment restrictions applicable to your termination of employment, or

•      you fail to return the required forms specified under “Release/Certification” within the specified deadline, including the certification required immediately prior to a vesting date under Full Career Eligibility and Total Disability, or

•      you violate any of the provisions as set forth above in “Your Obligations,” or

•      the Firm determines that cancellation is appropriate pursuant to “Additional Award Conditions” below.

• Recovery

In addition, you may be required to pay the Firm an amount equal to the Fair Market Value (determined as of the vesting date) of the net number of shares of Common Stock distributed to you under this award as follows:

•      shares distributed within the one year period prior to your violation of any of the provisions as set forth above in “Your Obligations;” or

•      shares distributed at any time following termination of employment when you were not in compliance with the employment restrictions then applicable to you during the vesting period; or

•      shares distributed within the one year period immediately preceding and any time after your termination of employment if your employment was terminated or the Firm determines that your employment could have been terminated for Cause (as described under “Termination for Cause”), or

•      for a period up to one year after shares are distributed under this award, the Firm may recover such shares to the extent that the Firm determines appropriate pursuant to “Additional Award Conditions” below.

Payment may be made in shares of Common Stock or in cash. You agree that this repayment will be a recovery of shares to which you were not entitled under this agreement and is not to be construed in any manner as a penalty. You also acknowledge that a violation or attempted violation of the obligations set forth herein will cause immediate and irreparable damage to the Firm, and therefore agree that the Firm shall be entitled as a matter of right to an injunction, from any court of competent jurisdiction, restraining any violation or further violation of such obligations; such right to an injunction, however, shall be cumulative and in addition to whatever other remedies the Firm may have under law or equity. In any action or proceeding by the Firm to enforce the terms and conditions of this Award Agreement where the Firm is the prevailing party, the Firm shall be entitled to recover from you its reasonable attorneys’ fees and expenses incurred in such action or proceeding.

Bonus Recoupment Policy	In consideration of the grant of this award, you agree that you are subject to the JPMorgan Chase Bonus Recoupment Policy (Attachment A) as it applies both to the cash incentive compensation awarded to you for 2010 and to this award.

Additional Award Conditions

Notwithstanding any terms of this Award Agreement to the contrary, JPMorgan Chase reserves the right in its sole discretion to cancel your outstanding restricted stock units under this award and/or to recover from you an amount equal to the Fair Market Value (determined as of the vesting date) of the net number of shares distributed to you under this award within the preceding one year:

•      If you engaged in conduct detrimental to the Firm insofar as it causes material financial or reputational harm to the Firm or its business activities, or

•      If this award was based on materially inaccurate performance metrics, whether or not you were responsible for the inaccuracy, or

•      If this award was based on a material misrepresentation by you.

Purpose of Remedies, Bonus Recoupment Policy and Additional Award Conditions	The Firm’s right to cancel and/or recover value of this award (or any cash bonus) under the JPMorgan Chase Bonus Recoupment Policy and the “Additional Award Conditions,” as well as under “Cancellation” and “Recovery” provisions set forth above, relate to the organizational goals of the Firm as that term is defined by Section 409A of the Code.

Administrative Provisions

Withholding Taxes: The Firm will retain from each distribution the number of shares of Common Stock required to satisfy applicable tax obligations (including, to the extent legally permissible, recovery by the Firm of fringe benefit taxes). For United States tax purposes, dividend equivalents are treated as wages and subject to tax withholding when paid. If, according to local country tax regulations, a withholding tax liability arises at a time after the date of distribution of shares or dividend equivalents, JPMorgan Chase may implement any procedures necessary to ensure that the withholding obligation is fully satisfied, including but not limited to, restricting transferability of the shares.

Right to Set Off: The Firm may, to the maximum extent permitted by applicable law, retain for itself funds or securities otherwise payable to you pursuant to this award to satisfy any obligation or debt that you owe to the Firm. The Firm may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with the Award Agreement.

No Ownership Rights: Restricted stock units do not convey the rights of ownership of Common Stock and do not carry voting rights. No shares of Common Stock will be issued to you until after the restricted stock units have vested and all applicable restrictions have lapsed. Prior to any vesting date, JPMorgan Chase may impose, as of such vesting date and for up to 30 days following such date, such restrictions on the Common Stock to be issued to you as it may deem appropriate, including, but not limited to, restricting the sale, transfer, pledge, assignment or encumbrance of such shares of Common Stock . The imposition of such restrictions shall not be deemed an amendment of your Award Agreement subject to your consent. Shares will be issued in accordance with JPMorgan Chase’s procedures for issuing stock. JPMorgan Chase’s obligation hereunder is unfunded.

Binding Agreement: The Award Agreement will be binding upon any successor in interest to JPMorgan Chase, by merger or otherwise.

Not a Contract of Employment: Nothing contained in the Award Agreement constitutes a contract of employment or continued employment. Employment is at-will and may be terminated by either you or JPMorgan Chase for any reason at any time. This award does not confer any right or entitlement to, nor does the award impose any obligation on the Firm to provide, the same or any similar award in the future.

Section 409A Compliance: To the extent that Section 409A of the Code is applicable to an award, distributions of shares and cash thereunder are intended to comply with Section 409A of the Code, and the Agreement Award shall be interpreted in a manner consistent with such intent.

Notwithstanding anything herein to the contrary, if you (i) are subject to taxation under the Code, (ii) are a specified employee as defined in the JPMorgan Chase 2005 Deferred Compensation Plan and (iii) have incurred a separation from service (as defined In that Plan) and if any units/ shares under this award represent deferred compensation as defined in Section 409A and such shares are distributable to you as a result your separation from service, then those shares will be delivered to you on first business day of the first calendar month after the expiration of six full months from date of your separation from service. Further, if prior to any vesting date, your award is not subject to a substantial risk of forfeiture as defined by Section 409A of the Code, then the remainder of each calendar year immediately following (i) each vesting date shall be a payment date for purposes of distributing the vested portion of the award and (ii) each date that JPMorgan Chase specifies for payment of dividends declared on its common stock shall be the payment date(s) for purposes of dividend equivalent payments.

Change in Outstanding Shares: In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders of Common Stock other than regular cash dividends, the Compensation & Management Development Committee of the Board will make an equitable substitution or proportionate adjustment, in the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan and to any Restricted Stock Units outstanding under this award for such corporate events.

Interpretation/Administration: The Director Human Resources of the Firm has sole and complete authority to interpret and administer this Award Agreement, including, without limitation, the power to (i) interpret the Plan and the terms of this Award Agreement; (ii) determine the reason for termination of employment; (iii) determine application of the post-employment obligations and cancellation and recovery provisions; (iv) decide all claims arising with respect to this Award; and (v) delegate such authority as he/she deems appropriate. Any determination by the Director Human Resources or his/her delegate shall be binding on all parties.

Notwithstanding anything herein to the contrary, the Firm’s determinations under the Plan and the Award Agreements are not required to be uniform. By way of clarification, the Firm by action of its Director Human Resource or his/her delegate shall be entitled to make non-uniform and selective determinations and modifications under Award Agreements and the Plan.

Amendment: The Firm through its Director Human Resources reserves the right to amend this Award Agreement in any manner, at any time and for any reason; provided, however, that no such amendment shall materially adversely affect your rights under this Award Agreement without your consent except to the extent that the Director Human Resources or his/her delegate considers advisable to comply with applicable laws, regulatory requirements or take into account changes in or interpretations of applicable laws or accounting rules or standards. To extent permitted by Section 409A of the Code, a change in a scheduled vesting date and any restrictions imposed with respect to shares of Common Stock that are issued to you as set forth in under the “No Ownership Rights” shall not be deemed to materially adversely affect your rights under this Award Agreement requiring your consent. This Award Agreement may not be amended except in writing signed by the Director Human Resources of JPMorgan Chase.

Severability: If any portion of the Award Agreement is determined by the Firm to be unenforceable in any jurisdiction, any court of competent jurisdiction or the Director Human Resources may reform the relevant provisions (e.g., as to length of service, time, geographical area or scope) to the extent the Firm considers necessary to make the provision enforceable under applicable law.

Governing Law: This award shall be governed by and construed in accordance with the laws of the state of New York, without regard to conflict of law principles.

Choice of Forum: By accepting this award, you agree that to the extent not otherwise subject to arbitration under an arbitration agreement between you and the Firm, any dispute arising directly or indirectly in connection with this award or the Plan shall be submitted to arbitration in accordance with the rules of the American Arbitration Association if so elected by the Firm in its sole discretion. In the event such a dispute is not subject to arbitration for any reason, you agree to accept the exclusive jurisdiction and venue of the United States District Court for the Southern District of New York with respect to any judicial proceeding in connection with this award or the Plan. You waive, to the fullest extent permitted by law, any objection to personal jurisdiction or to the laying of venue of such dispute and further agree not to commence any action arising out of or relating to this award or the Plan in any other forum.

Waiver of Jury Trial/Class Claims: By accepting this award, you agree (i) to waive the right to a jury trial; and (ii) that any judicial proceeding or arbitration claim brought in connection with this award or the Plan will be brought on an individual basis, and you hereby waive any right to submit, initiate, or participate in a representative capacity or as a plaintiff, claimant or member in a class action, collective action, or other representative or joint action.

Definitions	“Cause” means a determination by the Firm that your employment terminated as a result of your (i) violation of any law, rule or regulation (including rules of self-regulatory bodies) related to the Firm’s business, (ii) indictment or conviction of a felony, (iii) commission of a fraudulent act, (iv) violation of the JPMorgan Code of Conduct or other Firm policies or misconduct related to your duties to the Firm (other than immaterial and inadvertent violations or misconduct); (v) inadequate performance of the duties associated with your position or job function or failure to follow reasonable directives of your manager, or (vi) any act or failure to act that is injurious to the interests of the Firm or its relationship with a customer, client or employee.

“Financial Services Company” means a business enterprise that employs you in any capacity (as an employee, contractor, consultant, advisor, self-employed individual, etc. whether paid or unpaid) and engages in:

•      commercial or retail banking, including, but not limited to, commercial, institutional and personal trust, custody and/or lending and processing services, originating and servicing mortgages, issuing and servicing credit cards,

•      insurance , including but not limited to, guaranteeing against loss, harm damage, illness, disability or death, providing and issuing annuities, acting as principal, agent or broker for purpose of the forgoing,

•      financial, investment or economic advisory services, including but not limited to, investment banking services (such as advising on mergers or dispositions, underwriting, dealing in, or making a market in securities or other similar activities), brokerage services, investment management services, asset management services, and hedge funds,

•      issuing, trading or selling instruments representing interests in pools of assets or in derivatives instruments; advising on, or investing in, private equity or real estate, or

•      any similar activities that JPMorgan Chase determines in its sole discretion constitute financial services.

“Government Office” means (i) a full-time position in an elected or appointed office in local, state, or federal government (including equivalent positions outside the U.S. or in a supranational organization), not reasonably anticipated to be a full-career position, or (ii) conducting a bona fide full-time campaign for such an elective public office after formally filing for candidacy, where it is customary and reasonably necessary to campaign full-time for the office.

“Not-for-Profit Organization” means an entity exempt from tax under state law and under Section 501(c)(3) of the Code. Section 501(c)(3) includes entities organized and operated exclusively for religious, charitable, scientific, testing for public safety, literary or educational purposes, or to foster national or international amateur sports competition or for the prevention of cruelty to children or animals.

“Recognized Service” means the period of service as an employee set forth in the Firm’s applicable service-related policies.

Government Office

You may be eligible to continue vesting in all or part of your award if you voluntarily resign to accept a Government Office (as defined below) or to become a candidate for an elective Government Office.

Eligibility

Eligibility for continued vesting is conditioned on your providing the Firm:

•

At least 60 days advance written notice and such evidence as the Firm may request of your intention to resign to accept or pursue a Government Office, during which period you must perform in a cooperative and professional manner services requested by the Firm and not provide services for any other employer. The Firm may elect to shorten this notice period at the Firm’s discretion.

•	Confirmation, in a form satisfactory to the Firm, that vesting in this award pursuant to this provision would not violate any applicable law, regulation or rule.

•	Documentation in a form satisfactory to the Firm that your resignation is for the purpose of accepting or becoming a candidate for a Government Office.

Continued vesting

Subject to the conditions below, the percentage of your outstanding awards with respect to each vesting date that will continue to vest in accordance with this award’s original schedule will be based on your years of continuous service completed with the Firm immediately preceding your termination date, as follows:

•	50% if you have at least 3 but less than 4 years of continuous service,;

•	75% if you have at least 4 but less than 5 years of continuous service or

•	100% if you have 5 or more years of continuous service.

Restricted stock units that are not subject to continued vesting will be cancelled on the date your employment terminates.

Conditions for continuing vesting

•	You must remain in a non-elective Government Office for two or more years after your employment with the Firm terminates.

•

In the case of resignation from the Firm to campaign for an elective Government Office, your name must be on the primary or final public ballot for the election. (If you are not elected, see below for employment restrictions.)

If you do not satisfy the above conditions for continued vesting, this award will be immediately cancelled, and you will be required to repay the Fair Market Value determined as of the date the shares were distributed, of any shares that would have been outstanding but for the accelerated distribution of shares (as described below).

If service in Government Office ends during vesting period

You must notify JPMorgan Chase in writing in advance if you plan to accept employment or if you will be self-employed following service in the Government Office during the vesting period.

If your service in a Government Office ends two years or more after your employment with the Firm terminates, or in the case of resignation from the Firm to campaign for a Government Office, your name is on the primary or final public ballot for the election and you are not elected, any awards then outstanding and any awards that would have then been outstanding but for an accelerated distribution of shares (as set forth below) will be subject for the remainder of the applicable vesting period to the same terms and conditions of this Award Agreement as if you had resigned from the Firm having met the requirements for Full Career Eligibility.

Accelerated distribution for ethics or conflict reasons

If applicable United States federal, state, local, foreign or supranational ethics or conflict of interest laws or regulations require you to divest your interest in JPMorgan Chase restricted stock units, the Firm will, upon receipt of satisfactory evidence of such requirements, accelerate the distribution effective as of the date your employment terminates, of the percentage of your outstanding award determined above; provided that no accelerated distribution shall occur if the Firm determines that such acceleration will violate Section 409A of the Code. Notwithstanding such accelerated distribution, you will remain subject to the applicable terms of this Award Agreement as if your award had remained outstanding for the duration of the original vesting period, including the employment restrictions, and you will be required to repay the Fair Market Value, determined as of the date the shares were distributed, of any shares that would not otherwise have vested during that period.

Applicable to other Awards

Outstanding awards of restricted stock units have been amended to include this provision on Government Office.

Attachment A

Bonus Recoupment Policy

In the event of a material restatement of the Firm’s financial results, the Board believes it would be appropriate to review the circumstances that caused the restatement and consider issues of accountability for those who bore responsibility for the events, including whether anyone responsible engaged in misconduct. As part of that review, consideration would also be given to any appropriate action regarding compensation that may have been awarded to such persons. In particular, it would be appropriate to consider whether any compensation was awarded on the basis of having achieved specified performance targets, whether an officer engaged in misconduct that contributed to the restatement and whether such compensation would have been reduced had the financial results been properly reported. Misconduct includes violation of the Firm’s Code of Conduct or policies or any act or failure to act that could reasonably be expected to cause financial or reputational harm to the Firm.

Depending on the outcome of that review, appropriate action could include actions such as termination, reducing compensation in the year the restatement was made, seeking repayment of any bonus received for the period restated or any gains realized as a result of exercising an option awarded for the period restated, or canceling any unvested equity compensation awarded for the period restated. Consideration may also be given to whether or not any one or more of such actions should be extended to employees who did not engage in misconduct that contributed to the restatement.

JPMORGAN CHASE & CO. LONG-TERM INCENTIVE PLAN

TERMS AND CONDITIONS OF JANUARY 19, 2011

RESTRICTED STOCK UNIT AWARD

Award Agreement

These terms and conditions are made part of the Award Agreement dated as of January 19, 2011 (“Grant Date”) awarding restricted stock units pursuant to the terms of the JPMorgan Chase & Co. Long-Term Incentive Plan (“Plan”). To the extent the terms of the Award Agreement (all references to which will include these terms and conditions) conflict with the Plan, the Plan will govern. The Award Agreement, the Plan and Prospectus supersede any other agreement, whether written or oral, that may have been entered into by the Firm and you relating to this award.

This award was granted on the Grant Date subject to the Award Agreement. Unless you decline by the deadline and in the manner specified in the Award Agreement, you will have agreed to be bound by these terms and conditions, effective as of the Grant Date. If you decline the award, it will be cancelled as of the Grant Date.

Capitalized terms that are not defined in the Award Agreement will have the same meaning as set forth in the Plan.

JPMorgan Chase & Co. will be referred to throughout the Award Agreement as “JPMorgan Chase,” and together with its subsidiaries as the “Firm.”

Form and Purpose of Award

Each restricted stock unit represents a non-transferable right to receive one share of Common Stock following the applicable vesting date.

The purpose of this award is, in part, to motivate your future performance for services to be provided during the vesting periods and to align your interests with those of the Firm and its shareholders. Your prior performance was considered to determine if you were eligible for your award.

Dividend Equivalents	If dividends are paid on Common Stock while restricted stock units under this award are outstanding, you will be paid an amount equal to the dividend paid on one share of Common Stock, multiplied by the number of restricted stock units outstanding to you under this award.

Vesting Dates	This award will vest according to the schedule on your Award Agreement, provided that you are continuously employed by the Firm, or you meet the requirements for continued vesting described below, through the relevant vesting date.

Vesting Periods	The period from the Grant Date to each vesting date will be a separate “vesting period.”

Termination of Employment	Except as explicitly set forth below under “Job Elimination,” “Full Career Eligibility,” “Total Disability,” “Government Office” and “Death,” any restricted stock units outstanding under this award will be cancelled effective on the date your employment with the Firm terminates for any reason.

Job Elimination, Full Career Eligibility, Government Office, Total Disability

Subject to “Vesting Dates” and the terms and conditions of this Award Agreement (including without limitation “Your Obligations”), you will be eligible to continue to vest in your outstanding restricted stock units under this award following the termination of your employment if one of the following circumstances applies to you.

Job Elimination:

This award will continue to vest on the original schedule following termination of employment in the event that:

•      the Director Human Resources of the Firm or nominee in his or her sole discretion determines that the Firm terminated your employment because your job was eliminated, and

•      after you are notified that your job will be eliminated, you provide such services as requested by the Firm in a cooperative and professional manner, and

•      you satisfy the Release/Certification Requirements set forth below.

Full Career Eligibility:

This award will continue to vest on the original schedule, subject to the prior written consent of the Firm, following termination of employment in the event that:

•      you leave the Firm voluntarily, have completed at least five years of continuous service with the Firm immediately preceding your termination date, and the sum of your age and Recognized Service (as defined below) on your date of termination equals or exceeds 60, and

•      you provide at least 90 days advance written notice to the Firm of your intention to voluntarily terminate your employment under this provision, during which notice period you provide such services as requested by the Firm in a cooperative and professional manner and you do not perform any services for any other employer, and

•      for the remainder of the relevant vesting period, you do not, to the fullest extent enforceable under applicable law, (i) perform services in any capacity (including self-employment) for a Financial Services Company (as defined below) or (ii) work in your profession (whether or not for a Financial Services Company); provided that you may work for a government, education or Not-for-Profit Organization (as defined below), and

•      you satisfy the Release/Certification Requirements set forth below.

After receipt of such advance written notice, the Firm may choose to have you continue to provide services during such 90-day period or shorten the length of the 90-day period at the Firm’s discretion, but to a date no earlier than the date you would otherwise meet the age and service requirements. The foregoing clause dealing with Full Career Eligibility has no application to any United States taxpayer who is or becomes subject to Section 457A of the United States Internal Revenue Code (“Code”).

Additional advance notice requirements may apply for employees subject to notice period policies. (See “Special Notice Period” below.)

Government Office:

All or a portion of this award may continue to vest on the original schedule if you voluntarily resign to accept a Government Office or become a candidate for an elective Government Office, as described at the end of these terms and conditions under the section entitled “Government Office.”

Total Disability:

In the event your employment terminates as a result of your permanent and total disability as defined in the JPMorgan Chase & Co. Long Term Disability Plan (or for non-U.S. employees the equivalent local country plan), your outstanding units will continue to vest on the original schedule during such period of disability provided that you remain unemployed for such period and you satisfy the Release /Certification requirements set forth below.

For both Full Career Eligibility and Total Disability, you must notify JPMorgan Chase in writing in advance if you plan to perform services for any party or if you will be self-employed during the vesting periods. Failure to provide such notification could impact award vesting.

Release/Certification

In order to qualify for continued vesting after termination of your employment under any of the foregoing circumstances:

•      you must timely execute and deliver a release of claims in favor of the Firm, having such form and terms as the Firm shall specify,

•      with respect to Full Career Eligibility, prior to the termination of your employment, you must confirm with management that you meet the eligibility criteria (including providing at least 90 days advance written notification) and advise that you are seeking to be treated as an individual eligible for Full Career Eligibility, and

•      except in the case of a job elimination, it is your responsibility to take the appropriate steps to certify to the Firm prior to each vesting date on the authorized form of the Firm that you have complied with the employment restrictions applicable to you (as described above) throughout the vesting period and otherwise complied with all other terms of the Award Agreement. (See “Your Obligations.”)

Death	If you die while you are eligible to vest in your outstanding units under this award, the units will immediately vest and will be distributed in shares of Common Stock (after applicable tax withholding) to your designated beneficiary on file with the Firm’s Stock Administration Department, or if no beneficiary has been designated or survives you, then to your estate. Any shares will be distributed by the later of the end of the calendar year in which you die or the 15th day of the third month following your date of death.

Termination for Cause	If your employment is terminated for Cause (as defined below), or if the Firm determines after the termination of your employment that your employment could have been terminated for Cause, your outstanding restricted stock units shall be forfeited. In addition, you may be required to return to the Firm the value of certain shares delivered to you prior to or after your termination. See “Remedies” for additional information.

Your Obligations	In consideration of the grant of this award, you agree to comply with and be bound by the following:

• Non-Solicitation of Employees and Customers

During your employment by the Firm and for one year following the termination of your employment, or if longer, during all remaining vesting periods if you continue to vest after your employment with the Firm terminates, you will not directly or indirectly, whether on your own behalf or on behalf of any other party, without the prior written consent of the Director Human Resources of JPMorgan Chase: (i) solicit, induce or encourage any of the Firm’s then current employees to leave the Firm or to apply for employment elsewhere, (ii) hire any employee or former employee who was employed by the Firm at the date your employment terminated, unless the individual’s employment terminated more than six months before the date of hire or because his or her job was eliminated, or (iii) to the fullest extent enforceable under applicable law, solicit or induce or attempt to induce to leave the Firm, or divert or attempt to divert from doing business with the Firm, any then current customers, suppliers or other persons or entities that were serviced by you or whose names became known to you by virtue of your employment with the Firm, or otherwise interfere with the relationship between the Firm and such customers, suppliers or other persons or entities. This does not apply to publicly known institutional customers that you service after your employment with the Firm without the use of the Firm’s confidential or proprietary information.

These restrictions do not apply to authorized actions you take in the normal course of your employment with the Firm, such as employment decisions with respect to employees you supervise or business referrals in accordance with the Firm’s policies.

• Confidential Information	You may not, either during your employment with the Firm or thereafter, directly or indirectly use or disclose to anyone any confidential information related to the Firm’s business, except as explicitly permitted by the JPMorgan Chase Code of Conduct and applicable policies or law or legal process. “Confidential information” shall have the same meaning for the Award Agreement as it has in the JPMorgan Chase Code of Conduct.

• Non-Disparagement	You may not, either during your employment with the Firm or thereafter, make or encourage others to make any public statement or release any information that is intended to, or reasonably could be foreseen to, embarrass or criticize the Firm or its employees, officers, directors or shareholders as a group. This shall not preclude you from reporting to the Firm’s management or directors or to the government or a regulator conduct you believe to be in violation of the law or the Firm’s Code of Conduct or responding truthfully to questions or requests for information to the government, a regulator or in a court of law in connection with a legal or regulatory investigation or proceeding.

• Cooperation	You agree to cooperate fully with and provide full and accurate information to the Firm and its counsel with respect to any matter (including any audit, tax proceeding, litigation, investigation or governmental proceeding) with respect to which you may have knowledge or information, subject to reimbursement for actual, appropriate and reasonable expenses incurred by you.

• Compliance with Award Agreement	You agree that you will provide the Firm with any information reasonably requested to determine compliance with the Award Agreement, and you authorize the Firm to disclose the terms of the Award Agreement to any third party who might be affected thereby, including your prospective employer.

• Special Notice Period:	If you are subject to a notice period, whether by contract or by policy, that requires you to provide advance written notice of your intention to terminate your employment (“Special Notice Period”), then as consideration for this Award, you shall provide the Firm with the necessary advance written notice that applies to you, as specified by such contract or policy.

After receipt of your notice, the Firm may choose to have you continue to provide services during the applicable Special Notice Period or may place you on a paid leave for all or part of the applicable Special Notice Period. During the Special Notice Period, you shall continue to devote your full time and loyalty to the Firm by providing services in a cooperative and professional manner and not perform any services for any other employer and shall receive your base salary and certain benefits until your employment terminates. You and the Firm may mutually agree to waive or modify the length of the Special Notice Period.

Regardless of whether a Special Notice Period applies to you, you must comply with the 90-day advance notice period described under “Full Career Eligibility” in the event you wish to terminate employment under the Full Career Eligibility provision.

Remedies

• Cancellation

In addition to the provisions described under “Termination of Employment” and “Termination for Cause”, your outstanding restricted stock units under this award may be cancelled if:

•      the Firm in its sole discretion determines that you are not in compliance with any of the advance notice/cooperation requirements or employment restrictions applicable to your termination of employment, or

•      you fail to return the required forms specified under “Release/Certification” within the specified deadline, including the certification required immediately prior to a vesting date under Full Career Eligibility and Total Disability, or

•      you violate any of the provisions as set forth above in “Your Obligations,” or

•      the Firm determines that cancellation is appropriate pursuant to “Additional Award Conditions” below.

• Recovery

In addition, you may be required to pay the Firm an amount equal to the Fair Market Value (determined as of the vesting date) of the net number of shares of Common Stock distributed to you under this award as follows:

•      shares distributed within the one year period prior to your violation of any of the provisions as set forth above in “Your Obligations;” or

•      shares distributed at any time following termination of employment when you were not in compliance with the employment restrictions then applicable to you during the vesting period; or

•      shares distributed within the one year period immediately preceding and any time after your termination of employment if your employment was terminated or the Firm determines that your employment could have been terminated for Cause (as described under “Termination for Cause”), or

•      for a period up to one year after shares are distributed under this award, the Firm may recover such shares to the extent that the Firm determines appropriate pursuant to “Additional Award Conditions” below.

Payment may be made in shares of Common Stock or in cash. You agree that this repayment will be a recovery of shares to which you were not entitled under this agreement and is not to be construed in any manner as a penalty. You also acknowledge that a violation or attempted violation of the obligations set forth herein will cause immediate and irreparable damage to the Firm, and therefore agree that the Firm shall be entitled as a matter of right to an injunction, from any court of competent jurisdiction, restraining any violation or further violation of such obligations; such right to an injunction, however, shall be cumulative and in addition to whatever other remedies the Firm may have under law or equity. In any action or proceeding by the Firm to enforce the terms and conditions of this Award Agreement where the Firm is the prevailing party, the Firm shall be entitled to recover from you its reasonable attorneys’ fees and expenses incurred in such action or proceeding.

Bonus Recoupment Policy	In consideration of the grant of this award, you agree that you are subject to the JPMorgan Chase Bonus Recoupment Policy (Attachment A) as it applies both to the cash incentive compensation awarded to you for 2010 and to this award.

Additional Award Conditions

Notwithstanding any terms of this Award Agreement to the contrary, JPMorgan Chase reserves the right in its sole discretion to cancel your outstanding restricted stock units under this award and/or to recover from you an amount equal to the Fair Market Value (determined as of the vesting date) of the net number of shares distributed to you under this award within the preceding one year:

•      If you engaged in conduct detrimental to the Firm insofar as it causes material financial or reputational harm to the Firm or its business activities, or

•      If this award was based on materially inaccurate performance metrics, whether or not you were responsible for the inaccuracy, or

•      If this award was based on a material misrepresentation by you, or

•      If you failed to properly identify, raise or assess, in a timely manner and as reasonably expected, risks and/or concerns with respect to risks material to the Firm or its business activities.

Purpose of Remedies, Bonus Recoupment Policy and Additional Award Conditions	The Firm’s right to cancel and/or recover value of this award (or any cash bonus) under the JPMorgan Chase Bonus Recoupment Policy and the “Additional Award Conditions,” as well as under “Cancellation” and “Recovery” provisions set forth above, relate to the organizational goals of the Firm as that term is defined by Section 409A of the Code.

Administrative Provisions

Withholding Taxes: The Firm will retain from each distribution the number of shares of Common Stock required to satisfy applicable tax obligations (including, to the extent legally permissible, recovery by the Firm of fringe benefit taxes). For United States tax purposes, dividend equivalents are treated as wages and subject to tax withholding when paid. If, according to local country tax regulations, a withholding tax liability arises at a time after the date of distribution of shares or dividend equivalents, JPMorgan Chase may implement any procedures necessary to ensure that the withholding obligation is fully satisfied, including but not limited to, restricting transferability of the shares.

Right to Set Off: The Firm may, to the maximum extent permitted by applicable law, retain for itself funds or securities otherwise payable to you pursuant to this award to satisfy any obligation or debt that you owe to the Firm. The Firm may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with the Award Agreement.

No Ownership Rights: Restricted stock units do not convey the rights of ownership of Common Stock and do not carry voting rights. No shares of Common Stock will be issued to you until after the restricted stock units have vested and all applicable restrictions have lapsed. Prior to any vesting date, JPMorgan Chase may impose, as of such vesting date and for up to 30 days following such date, such restrictions on the Common Stock to be issued to you as it may deem appropriate, including, but not limited to, restricting the sale, transfer, pledge, assignment or encumbrance of such shares of Common Stock . The imposition of such restrictions shall not be deemed an amendment of your Award Agreement subject to your consent. Shares will be issued in accordance with JPMorgan Chase’s procedures for issuing stock. JPMorgan Chase’s obligation hereunder is unfunded.

Binding Agreement: The Award Agreement will be binding upon any successor in interest to JPMorgan Chase, by merger or otherwise.

Not a Contract of Employment: Nothing contained in the Award Agreement constitutes a contract of employment or continued employment. Employment is at-will and may be terminated by either you or JPMorgan Chase for any reason at any time. This award does not confer any right or entitlement to, nor does the award impose any obligation on the Firm to provide, the same or any similar award in the future.

Section 409A Compliance: To the extent that Section 409A of the Code is applicable to an award, distributions of shares and cash thereunder are intended to comply with Section 409A of the Code, and the Agreement Award shall be interpreted in a manner consistent with such intent.

Notwithstanding anything herein to the contrary, if you (i) are subject to taxation under the Code, (ii) are a specified employee as defined in the JPMorgan Chase 2005 Deferred Compensation Plan and (iii) have incurred a separation from service (as defined In that Plan) and if any units/ shares under this award represent deferred compensation as defined in Section 409A and such shares are distributable to you as a result your separation from service, then those shares will be delivered to you on first business day of the first calendar month after the expiration of six full months from date of your separation from service. Further, if prior to any vesting date, your award is not subject to a substantial risk of forfeiture as defined by Section 409A of the Code, then the remainder of each calendar year immediately following (i) each vesting date shall be a payment date for purposes of distributing the vested portion of the award and (ii) each date that JPMorgan Chase specifies for payment of dividends declared on its common stock shall be the payment date(s) for purposes of dividend equivalent payments.

Change in Outstanding Shares: In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders of Common Stock other than regular cash dividends, the Compensation & Management Development Committee of the Board will make an equitable substitution or proportionate adjustment, in the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan and to any Restricted Stock Units outstanding under this award for such corporate events.

Interpretation/Administration: The Director Human Resources of the Firm has sole and complete authority to interpret and administer this Award Agreement, including, without limitation, the power to (i) interpret the Plan and the terms of this Award Agreement; (ii) determine the reason for termination of employment; (iii) determine application of the post-employment obligations and cancellation and recovery provisions; (iv) decide all claims arising with respect to this Award; and (v) delegate such authority as he/she deems appropriate. Any determination by the Director Human Resources or his/her delegate shall be binding on all parties.

Notwithstanding anything herein to the contrary, the Firm’s determinations under the Plan and the Award Agreements are not required to be uniform. By way of clarification, the Firm by action of its Director Human Resource or his/her delegate shall be entitled to make non-uniform and selective determinations and modifications under Award Agreements and the Plan.

Amendment: The Firm through its Director Human Resources reserves the right to amend this Award Agreement in any manner, at any time and for any reason; provided, however, that no such amendment shall materially adversely affect your rights under this Award Agreement without your consent except to the extent that the Director Human Resources or his/her delegate considers advisable to comply with applicable laws, regulatory requirements or take into account changes in or interpretations of applicable laws or accounting rules or standards. To extent permitted by Section 409A of the Code, a change in a scheduled vesting date and any restrictions imposed with respect to shares of Common Stock that are issued to you as set forth in under the “No Ownership Rights” shall not be deemed to materially adversely affect your rights under this Award Agreement requiring your consent. This Award Agreement may not be amended except in writing signed by the Director Human Resources of JPMorgan Chase.

Severability: If any portion of the Award Agreement is determined by the Firm to be unenforceable in any jurisdiction, any court of competent jurisdiction or the Director Human Resources may reform the relevant provisions (e.g., as to length of service, time, geographical area or scope) to the extent the Firm considers necessary to make the provision enforceable under applicable law.

Governing Law: This award shall be governed by and construed in accordance with the laws of the state of New York, without regard to conflict of law principles.

Choice of Forum: By accepting this award, you agree that to the extent not otherwise subject to arbitration under an arbitration agreement between you and the Firm, any dispute arising directly or indirectly in connection with this award or the Plan shall be submitted to arbitration in accordance with the rules of the American Arbitration Association if so elected by the Firm in its sole discretion. In the event such a dispute is not subject to arbitration for any reason, you agree to accept the exclusive jurisdiction and venue of the United States District Court for the Southern District of New York with respect to any judicial proceeding in connection with this award or the Plan. You waive, to the fullest extent permitted by law, any objection to personal jurisdiction or to the laying of venue of such dispute and further agree not to commence any action arising out of or relating to this award or the Plan in any other forum.

Waiver of Jury Trial/Class Claims: By accepting this award, you agree (i) to waive the right to a jury trial; and (ii) that any judicial proceeding or arbitration claim brought in connection with this award or the Plan will be brought on an individual basis, and you hereby waive any right to submit, initiate, or participate in a representative capacity or as a plaintiff, claimant or member in a class action, collective action, or other representative or joint action.

Definitions	“Cause” means a determination by the Firm that your employment terminated as a result of your (i) violation of any law, rule or regulation (including rules of self-regulatory bodies) related to the Firm’s business, (ii) indictment or conviction of a felony, (iii) commission of a fraudulent act, (iv) violation of the JPMorgan Code of Conduct or other Firm policies or misconduct related to your duties to the Firm (other than immaterial and inadvertent violations or misconduct); (v) inadequate performance of the duties associated with your position or job function or failure to follow reasonable directives of your manager, or (vi) any act or failure to act that is injurious to the interests of the Firm or its relationship with a customer, client or employee.

“Financial Services Company” means a business enterprise that employs you in any capacity (as an employee, contractor, consultant, advisor, self-employed individual, etc. whether paid or unpaid) and engages in:

•      commercial or retail banking, including, but not limited to, commercial, institutional and personal trust, custody and/or lending and processing services, originating and servicing mortgages, issuing and servicing credit cards,

•      insurance , including but not limited to, guaranteeing against loss, harm damage, illness, disability or death, providing and issuing annuities, acting as principal, agent or broker for purpose of the forgoing,

•      financial, investment or economic advisory services, including but not limited to, investment banking services (such as advising on mergers or dispositions, underwriting, dealing in, or making a market in securities or other similar activities), brokerage services, investment management services, asset management services, and hedge funds,

•      issuing, trading or selling instruments representing interests in pools of assets or in derivatives instruments; advising on, or investing in, private equity or real estate, or

•      any similar activities that JPMorgan Chase determines in its sole discretion constitute financial services.

“Government Office” means (i) a full-time position in an elected or appointed office in local, state, or federal government (including equivalent positions outside the U.S. or in a supranational organization), not reasonably anticipated to be a full-career position, or (ii) conducting a bona fide full-time campaign for such an elective public office after formally filing for candidacy, where it is customary and reasonably necessary to campaign full-time for the office.

“Not-for-Profit Organization” means an entity exempt from tax under state law and under Section 501(c)(3) of the Code. Section 501(c)(3) includes entities organized and operated exclusively for religious, charitable, scientific, testing for public safety, literary or educational purposes, or to foster national or international amateur sports competition or for the prevention of cruelty to children or animals.

“Recognized Service” means the period of service as an employee set forth in the Firm’s applicable service-related policies.

Government Office

You may be eligible to continue vesting in all or part of your award if you voluntarily resign to accept a Government Office (as defined below) or to become a candidate for an elective Government Office.

Eligibility

Eligibility for continued vesting is conditioned on your providing the Firm:

•

At least 60 days advance written notice and such evidence as the Firm may request of your intention to resign to accept or pursue a Government Office, during which period you must perform in a cooperative and professional manner services requested by the Firm and not provide services for any other employer. The Firm may elect to shorten this notice period at the Firm’s discretion.

•	Confirmation, in a form satisfactory to the Firm, that vesting in this award pursuant to this provision would not violate any applicable law, regulation or rule.

•	Documentation in a form satisfactory to the Firm that your resignation is for the purpose of accepting or becoming a candidate for a Government Office.

Continued vesting

Subject to the conditions below, the percentage of your outstanding awards with respect to each vesting date that will continue to vest in accordance with this award’s original schedule will be based on your years of continuous service completed with the Firm immediately preceding your termination date, as follows:

•	50% if you have at least 3 but less than 4 years of continuous service,;

•	75% if you have at least 4 but less than 5 years of continuous service or

•	100% if you have 5 or more years of continuous service.

Restricted stock units that are not subject to continued vesting will be cancelled on the date your employment terminates.

Conditions for continuing vesting

•	You must remain in a non-elective Government Office for two or more years after your employment with the Firm terminates.

•

In the case of resignation from the Firm to campaign for an elective Government Office, your name must be on the primary or final public ballot for the election. (If you are not elected, see below for employment restrictions.)

If you do not satisfy the above conditions for continued vesting, this award will be immediately cancelled, and you will be required to repay the Fair Market Value determined as of the date the shares were distributed, of any shares that would have been outstanding but for the accelerated distribution of shares (as described below).

If service in Government Office ends during vesting period

You must notify JPMorgan Chase in writing in advance if you plan to accept employment or if you will be self-employed following service in the Government Office during the vesting period.

If your service in a Government Office ends two years or more after your employment with the Firm terminates, or in the case of resignation from the Firm to campaign for a Government Office, your name is on the primary or final public ballot for the election and you are not elected, any awards then outstanding and any awards that would have then been outstanding but for an accelerated distribution of shares (as set forth below) will be subject for the remainder of the applicable vesting period to the same terms and conditions of this Award Agreement as if you had resigned from the Firm having met the requirements for Full Career Eligibility.

Accelerated distribution for ethics or conflict reasons

If applicable United States federal, state, local, foreign or supranational ethics or conflict of interest laws or regulations require you to divest your interest in JPMorgan Chase restricted stock units, the Firm will, upon receipt of satisfactory evidence of such requirements, accelerate the distribution effective as of the date your employment terminates, of the percentage of your outstanding award determined above; provided that no accelerated distribution shall occur if the Firm determines that such acceleration will violate Section 409A of the Code. Notwithstanding such accelerated distribution, you will remain subject to the applicable terms of this Award Agreement as if your award had remained outstanding for the duration of the original vesting period, including the employment restrictions, and you will be required to repay the Fair Market Value, determined as of the date the shares were distributed, of any shares that would not otherwise have vested during that period.

Applicable to other Awards

Outstanding awards of restricted stock units have been amended to include this provision on Government Office.

Attachment A

Bonus Recoupment Policy

In the event of a material restatement of the Firm’s financial results, the Board believes it would be appropriate to review the circumstances that caused the restatement and consider issues of accountability for those who bore responsibility for the events, including whether anyone responsible engaged in misconduct. As part of that review, consideration would also be given to any appropriate action regarding compensation that may have been awarded to such persons. In particular, it would be appropriate to consider whether any compensation was awarded on the basis of having achieved specified performance targets, whether an officer engaged in misconduct that contributed to the restatement and whether such compensation would have been reduced had the financial results been properly reported. Misconduct includes violation of the Firm’s Code of Conduct or policies or any act or failure to act that could reasonably be expected to cause financial or reputational harm to the Firm.

Depending on the outcome of that review, appropriate action could include actions such as termination, reducing compensation in the year the restatement was made, seeking repayment of any bonus received for the period restated or any gains realized as a result of exercising an option awarded for the period restated, or canceling any unvested equity compensation awarded for the period restated. Consideration may also be given to whether or not any one or more of such actions should be extended to employees who did not engage in misconduct that contributed to the restatement.

JPMORGAN CHASE & CO. LONG-TERM INCENTIVE PLAN

TERMS AND CONDITIONS OF JANUARY 19, 2011

RESTRICTED STOCK UNIT AWARD

Award Agreement

These terms and conditions are made part of the Award Agreement dated as of January 19, 2011 (“Grant Date”) awarding restricted stock units pursuant to the terms of the JPMorgan Chase & Co. Long-Term Incentive Plan (“Plan”). To the extent the terms of the Award Agreement (all references to which will include these terms and conditions) conflict with the Plan, the Plan will govern. The Award Agreement, the Plan and Prospectus supersede any other agreement, whether written or oral, that may have been entered into by the Firm and you relating to this award.

This award was granted on the Grant Date subject to the Award Agreement. Unless you decline by the deadline and in the manner specified in the Award Agreement, you will have agreed to be bound by these terms and conditions, effective as of the Grant Date. If you decline the award, it will be cancelled as of the Grant Date.

Capitalized terms that are not defined in the Award Agreement will have the same meaning as set forth in the Plan.

JPMorgan Chase & Co. will be referred to throughout the Award Agreement as “JPMorgan Chase,” and together with its subsidiaries as the “Firm.”

Form and Purpose of Award

Each restricted stock unit represents a non-transferable right to receive one share of Common Stock following the applicable vesting date.

The purpose of this award is, in part, to motivate your future performance for services to be provided during the vesting periods and to align your interests with those of the Firm and its shareholders. Your prior performance was considered to determine if you were eligible for your award.

Dividend Equivalents	If dividends are paid on Common Stock while restricted stock units under this award are outstanding, you will be paid an amount equal to the dividend paid on one share of Common Stock, multiplied by the number of restricted stock units outstanding to you under this award.

Vesting Dates	This award will vest according to the schedule on your Award Agreement, provided that you are continuously employed by the Firm, or you meet the requirements for continued vesting described below, through the relevant vesting date.

Vesting Periods	The period from the Grant Date to each vesting date will be a separate “vesting period.”

Termination of Employment	Except as explicitly set forth below under “Job Elimination,” “Full Career Eligibility,” “Total Disability,” “Government Office” and “Death,” any restricted stock units outstanding under this award will be cancelled effective on the date your employment with the Firm terminates for any reason.

Job Elimination, Full Career Eligibility, Government Office, Total Disability

Subject to “Vesting Dates” and the terms and conditions of this Award Agreement (including without limitation “Your Obligations”), you will be eligible to continue to vest in your outstanding restricted stock units under this award following the termination of your employment if one of the following circumstances applies to you.

Job Elimination:

This award will continue to vest on the original schedule following termination of employment in the event that:

•      the Director Human Resources of the Firm or nominee in his or her sole discretion determines that the Firm terminated your employment because your job was eliminated, and

•      after you are notified that your job will be eliminated, you provide such services as requested by the Firm in a cooperative and professional manner, and

•      you satisfy the Release/Certification Requirements set forth below.

Full Career Eligibility:

This award will continue to vest on the original schedule, subject to the prior written consent of the Firm, following termination of employment in the event that:

•      you leave the Firm voluntarily, have completed at least five years of continuous service with the Firm immediately preceding your termination date, and the sum of your age and Recognized Service (as defined below) on your date of termination equals or exceeds 60, and

•      you provide at least 90 days advance written notice to the Firm of your intention to voluntarily terminate your employment under this provision, during which notice period you provide such services as requested by the Firm in a cooperative and professional manner and you do not perform any services for any other employer, and

•      for the remainder of the relevant vesting period, you do not, to the fullest extent enforceable under applicable law, (i) perform services in any capacity (including self-employment) for a Financial Services Company (as defined below) or (ii) work in your profession (whether or not for a Financial Services Company); provided that you may work for a government, education or Not-for-Profit Organization (as defined below), and

•      you satisfy the Release/Certification Requirements set forth below.

After receipt of such advance written notice, the Firm may choose to have you continue to provide services during such 90-day period or shorten the length of the 90-day period at the Firm’s discretion, but to a date no earlier than the date you would otherwise meet the age and service requirements. The foregoing clause dealing with Full Career Eligibility has no application to any United States taxpayer who is or becomes subject to Section 457A of the United States Internal Revenue Code (“Code”).

Additional advance notice requirements may apply for employees subject to notice period policies. (See “Special Notice Period” below.)

Government Office:

All or a portion of this award may continue to vest on the original schedule if you voluntarily resign to accept a Government Office or become a candidate for an elective Government Office, as described at the end of these terms and conditions under the section entitled “Government Office.”

Total Disability:

In the event your employment terminates as a result of your permanent and total disability as defined in the JPMorgan Chase & Co. Long Term Disability Plan (or for non-U.S. employees the equivalent local country plan), your outstanding units will continue to vest on the original schedule during such period of disability provided that you remain unemployed for such period and you satisfy the Release /Certification requirements set forth below.

For both Full Career Eligibility and Total Disability, you must notify JPMorgan Chase in writing in advance if you plan to perform services for any party or if you will be self-employed during the vesting periods. Failure to provide such notification could impact award vesting.

Release/Certification

In order to qualify for continued vesting after termination of your employment under any of the foregoing circumstances:

•      you must timely execute and deliver a release of claims in favor of the Firm, having such form and terms as the Firm shall specify,

•      with respect to Full Career Eligibility, prior to the termination of your employment, you must confirm with management that you meet the eligibility criteria (including providing at least 90 days advance written notification) and advise that you are seeking to be treated as an individual eligible for Full Career Eligibility, and

•      except in the case of a job elimination, it is your responsibility to take the appropriate steps to certify to the Firm prior to each vesting date on the authorized form of the Firm that you have complied with the employment restrictions applicable to you (as described above) throughout the vesting period and otherwise complied with all other terms of the Award Agreement. (See “Your Obligations.”)

Death	If you die while you are eligible to vest in your outstanding units under this award, the units will immediately vest and will be distributed in shares of Common Stock (after applicable tax withholding) to your designated beneficiary on file with the Firm’s Stock Administration Department, or if no beneficiary has been designated or survives you, then to your estate. Any shares will be distributed by the later of the end of the calendar year in which you die or the 15th day of the third month following your date of death.

Termination for Cause	If your employment is terminated for Cause (as defined below), or if the Firm determines after the termination of your employment that your employment could have been terminated for Cause, your outstanding restricted stock units shall be forfeited. In addition, you may be required to return to the Firm the value of certain shares delivered to you prior to or after your termination. See “Remedies” for additional information.

Your Obligations	In consideration of the grant of this award, you agree to comply with and be bound by the following:

• Non-Solicitation of Employees and Customers

During your employment by the Firm and for one year following the termination of your employment, or if longer, during all remaining vesting periods if you continue to vest after your employment with the Firm terminates, you will not directly or indirectly, whether on your own behalf or on behalf of any other party, without the prior written consent of the Director Human Resources of JPMorgan Chase: (i) solicit, induce or encourage any of the Firm’s then current employees to leave the Firm or to apply for employment elsewhere, (ii) hire any employee or former employee who was employed by the Firm at the date your employment terminated, unless the individual’s employment terminated more than six months before the date of hire or because his or her job was eliminated, or (iii) to the fullest extent enforceable under applicable law, solicit or induce or attempt to induce to leave the Firm, or divert or attempt to divert from doing business with the Firm, any then current customers, suppliers or other persons or entities that were serviced by you or whose names became known to you by virtue of your employment with the Firm, or otherwise interfere with the relationship between the Firm and such customers, suppliers or other persons or entities. This does not apply to publicly known institutional customers that you service after your employment with the Firm without the use of the Firm’s confidential or proprietary information.

These restrictions do not apply to authorized actions you take in the normal course of your employment with the Firm, such as employment decisions with respect to employees you supervise or business referrals in accordance with the Firm’s policies.

• Confidential Information	You may not, either during your employment with the Firm or thereafter, directly or indirectly use or disclose to anyone any confidential information related to the Firm’s business, except as explicitly permitted by the JPMorgan Chase Code of Conduct and applicable policies or law or legal process. “Confidential information” shall have the same meaning for the Award Agreement as it has in the JPMorgan Chase Code of Conduct.

• Non-Disparagement	You may not, either during your employment with the Firm or thereafter, make or encourage others to make any public statement or release any information that is intended to, or reasonably could be foreseen to, embarrass or criticize the Firm or its employees, officers, directors or shareholders as a group. This shall not preclude you from reporting to the Firm’s management or directors or to the government or a regulator conduct you believe to be in violation of the law or the Firm’s Code of Conduct or responding truthfully to questions or requests for information to the government, a regulator or in a court of law in connection with a legal or regulatory investigation or proceeding.

• Cooperation	You agree to cooperate fully with and provide full and accurate information to the Firm and its counsel with respect to any matter (including any audit, tax proceeding, litigation, investigation or governmental proceeding) with respect to which you may have knowledge or information, subject to reimbursement for actual, appropriate and reasonable expenses incurred by you.

• Compliance with Award Agreement	You agree that you will provide the Firm with any information reasonably requested to determine compliance with the Award Agreement, and you authorize the Firm to disclose the terms of the Award Agreement to any third party who might be affected thereby, including your prospective employer.

• Special Notice Period:	If you are subject to a notice period, whether by contract or by policy, that requires you to provide advance written notice of your intention to terminate your employment (“Special Notice Period”), then as consideration for this Award, you shall provide the Firm with the necessary advance written notice that applies to you, as specified by such contract or policy.

After receipt of your notice, the Firm may choose to have you continue to provide services during the applicable Special Notice Period or may place you on a paid leave for all or part of the applicable Special Notice Period. During the Special Notice Period, you shall continue to devote your full time and loyalty to the Firm by providing services in a cooperative and professional manner and not perform any services for any other employer and shall receive your base salary and certain benefits until your employment terminates. You and the Firm may mutually agree to waive or modify the length of the Special Notice Period.

Regardless of whether a Special Notice Period applies to you, you must comply with the 90-day advance notice period described under “Full Career Eligibility” in the event you wish to terminate employment under the Full Career Eligibility provision.

Remedies • Cancellation

In addition to the provisions described under “Termination of Employment” and “Termination for Cause”, your outstanding restricted stock units under this award may be cancelled if:

•      the Firm in its sole discretion determines that you are not in compliance with any of the advance notice/cooperation requirements or employment restrictions applicable to your termination of employment, or

•      you fail to return the required forms specified under “Release/Certification” within the specified deadline, including the certification required immediately prior to a vesting date under Full Career Eligibility and Total Disability, or

•      you violate any of the provisions as set forth above in “Your Obligations,” or

•      the Firm determines that cancellation is appropriate pursuant to “Additional Award Conditions” below.

• Recovery

In addition, you may be required to pay the Firm an amount equal to the Fair Market Value (determined as of the vesting date) of the net number of shares of Common Stock distributed to you under this award as follows:

•      shares distributed within the one year period prior to your violation of any of the provisions as set forth above in “Your Obligations;” or

•      shares distributed at any time following termination of employment when you were not in compliance with the employment restrictions then applicable to you during the vesting period; or

•      shares distributed within the one year period immediately preceding and any time after your termination of employment if your employment was terminated or the Firm determines that your employment could have been terminated for Cause (as described under “Termination for Cause”), or

•      for a period up to one year after shares are distributed under this award, the Firm may recover such shares to the extent that the Firm determines appropriate pursuant to “Additional Award Conditions” below.

Payment may be made in shares of Common Stock or in cash. You agree that this repayment will be a recovery of shares to which you were not entitled under this agreement and is not to be construed in any manner as a penalty. You also acknowledge that a violation or attempted violation of the obligations set forth herein will cause immediate and irreparable damage to the Firm, and therefore agree that the Firm shall be entitled as a matter of right to an injunction, from any court of competent jurisdiction, restraining any violation or further violation of such obligations; such right to an injunction, however, shall be cumulative and in addition to whatever other remedies the Firm may have under law or equity. In any action or proceeding by the Firm to enforce the terms and conditions of this Award Agreement where the Firm is the prevailing party, the Firm shall be entitled to recover from you its reasonable attorneys’ fees and expenses incurred in such action or proceeding.

Bonus Recoupment Policy	In consideration of the grant of this award, you agree that you are subject to the JPMorgan Chase Bonus Recoupment Policy (Attachment A) as it applies both to the cash incentive compensation awarded to you for 2010 and to this award.

Additional Award Conditions

Notwithstanding any terms of this Award Agreement to the contrary, JPMorgan Chase reserves the right in its sole discretion to cancel your outstanding restricted stock units under this award and/or to recover from you an amount equal to the Fair Market Value (determined as of the vesting date) of the net number of shares distributed to you under this award within the preceding one year:

•      If you engaged in conduct detrimental to the Firm insofar as it causes material financial or reputational harm to the Firm or its business activities, or

•      If this award was based on materially inaccurate performance metrics, whether or not you were responsible for the inaccuracy, or

•      If this award was based on a material misrepresentation by you, or

•      If you failed to properly identify, raise or assess, in a timely manner and as reasonably expected, risks and/or concerns with respect to risks material to the Firm or its business activities.

Purpose of Remedies, Bonus Recoupment Policy and Additional Award Conditions	The Firm’s right to cancel and/or recover value of this award (or any cash bonus) under the JPMorgan Chase Bonus Recoupment Policy and the “Additional Award Conditions,” as well as under “Cancellation” and “Recovery” provisions set forth above, relate to the organizational goals of the Firm as that term is defined by Section 409A of the Code.

Administrative Provisions

Withholding Taxes: The Firm will retain from each distribution the number of shares of Common Stock required to satisfy applicable tax obligations (including, to the extent legally permissible, recovery by the Firm of fringe benefit taxes). For United States tax purposes, dividend equivalents are treated as wages and subject to tax withholding when paid. If, according to local country tax regulations, a withholding tax liability arises at a time after the date of distribution of shares or dividend equivalents, JPMorgan Chase may implement any procedures necessary to ensure that the withholding obligation is fully satisfied, including but not limited to, restricting transferability of the shares.

Right to Set Off: The Firm may, to the maximum extent permitted by applicable law, retain for itself funds or securities otherwise payable to you pursuant to this award to satisfy any obligation or debt that you owe to the Firm. The Firm may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with the Award Agreement.

No Ownership Rights: Restricted stock units do not convey the rights of ownership of Common Stock and do not carry voting rights. No shares of Common Stock will be issued to you until after the restricted stock units have vested and all applicable restrictions have lapsed. Prior to any vesting date, JPMorgan Chase may impose, as of such vesting date and for up to 30 days following such date, such restrictions on the Common Stock to be issued to you as it may deem appropriate, including, but not limited to, restricting the sale, transfer, pledge, assignment or encumbrance of such shares of Common Stock. The imposition of such restrictions shall not be deemed an amendment of your Award Agreement subject to your consent. Shares will be issued in accordance with JPMorgan Chase’s procedures for issuing stock. JPMorgan Chase’s obligation hereunder is unfunded.

Binding Agreement: The Award Agreement will be binding upon any successor in interest to JPMorgan Chase, by merger or otherwise.

Not a Contract of Employment: Nothing contained in the Award Agreement constitutes a contract of employment or continued employment. Employment is at-will and may be terminated by either you or JPMorgan Chase for any reason at any time. This award does not confer any right or entitlement to, nor does the award impose any obligation on the Firm to provide, the same or any similar award in the future.

Section 409A Compliance: To the extent that Section 409A of the Code is applicable to an award, distributions of shares and cash thereunder are intended to comply with Section 409A of the Code, and the Agreement Award shall be interpreted in a manner consistent with such intent.

Notwithstanding anything herein to the contrary, if you (i) are subject to taxation under the Code, (ii) are a specified employee as defined in the JPMorgan Chase 2005 Deferred Compensation Plan and (iii) have incurred a separation from service (as defined In that Plan) and if any units/ shares under this award represent deferred compensation as defined in Section 409A and such shares are distributable to you as a result your separation from service, then those shares will be delivered to you on first business day of the first calendar month after the expiration of six full months from date of your separation from service. Further, if prior to any vesting date, your award is not subject to a substantial risk of forfeiture as defined by Section 409A of the Code, then the remainder of each calendar year immediately following (i) each vesting date shall be a payment date for purposes of distributing the vested portion of the award and (ii) each date that JPMorgan Chase specifies for payment of dividends declared on its common stock shall be the payment date(s) for purposes of dividend equivalent payments.

Change in Outstanding Shares: In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders of Common Stock other than regular cash dividends, the Compensation & Management Development Committee of the Board will make an equitable substitution or proportionate adjustment, in the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan and to any Restricted Stock Units outstanding under this award for such corporate events.

Interpretation/Administration: The Committee has sole and complete authority to interpret and administer this Award Agreement, including, without limitation, the power to (i) interpret the Plan and the terms of this Award Agreement; (ii) determine the reason for termination of employment; (iii) determine application of the post-employment obligations and cancellation and recovery provisions; (iv) decide all claims arising with respect to this Award; and (v) delegate such authority as it deems appropriate. Any determination by the Committee or its delegate shall be binding on all parties.

Notwithstanding anything herein to the contrary, the Firm’s and the Committee’s determinations under the Plan and the Award Agreements are not required to be uniform. By way of clarification, the Committee and the Firm shall be entitled to make non-uniform and selective determinations and modifications under Award Agreements and the Plan.

Amendment: The Committee or its delegate reserves the right to amend this Award Agreement in any manner, at any time and for any reason; provided, however, that no such amendment shall materially adversely affect your rights under this Award Agreement without your consent except to the extent that the Committee or its delegate considers advisable to comply with applicable laws, regulatory requirements or take into account changes in or interpretations of applicable laws or accounting rules or standards. To extent permitted by Section 409A of the Code, a change in a scheduled vesting date and any restrictions imposed with respect to shares of Common Stock that are issued to you as set forth in under the “No Ownership Rights” shall not be deemed to materially adversely affect your rights under this Award Agreement requiring your consent. This Award Agreement may not be amended except in writing signed by the Director Human Resources of JPMorgan Chase.

Severability: If any portion of the Award Agreement is determined by the Firm to be unenforceable in any jurisdiction, any court of competent jurisdiction or the Director Human Resources may reform the relevant provisions (e.g., as to length of service, time, geographical area or scope) to the extent the Firm considers necessary to make the provision enforceable under applicable law.

Governing Law: This award shall be governed by and construed in accordance with the laws of the state of New York, without regard to conflict of law principles.

Choice of Forum: By accepting this award, you agree that to the extent not otherwise subject to arbitration under an arbitration agreement between you and the Firm, any dispute arising directly or indirectly in connection with this award or the Plan shall be submitted to arbitration in accordance with the rules of the American Arbitration Association if so elected by the Firm in its sole discretion. In the event such a dispute is not subject to arbitration for any reason, you agree to accept the exclusive jurisdiction and venue of the United States District Court for the Southern District of New York with respect to any judicial proceeding in connection with this award or the Plan. You waive, to the fullest extent permitted by law, any objection to personal jurisdiction or to the laying of venue of such dispute and further agree not to commence any action arising out of or relating to this award or the Plan in any other forum.

Waiver of Jury Trial/Class Claims: By accepting this award, you agree (i) to waive the right to a jury trial; and (ii) that any judicial proceeding or arbitration claim brought in connection with this award or the Plan will be brought on an individual basis, and you hereby waive any right to submit, initiate, or participate in a representative capacity or as a plaintiff, claimant or member in a class action, collective action, or other representative or joint action.

Definitions	“Cause” means a determination by the Firm that your employment terminated as a result of your (i) violation of any law, rule or regulation (including rules of self-regulatory bodies) related to the Firm’s business, (ii) indictment or conviction of a felony, (iii) commission of a fraudulent act, (iv) violation of the JPMorgan Code of Conduct or other Firm policies or misconduct related to your duties to the Firm (other than immaterial and inadvertent violations or misconduct); (v) inadequate performance of the duties associated with your position or job function or failure to follow reasonable directives of your manager, or (vi) any act or failure to act that is injurious to the interests of the Firm or its relationship with a customer, client or employee.

“Financial Services Company” means a business enterprise that employs you in any capacity (as an employee, contractor, consultant, advisor, self-employed individual, etc. whether paid or unpaid) and engages in:

•      commercial or retail banking, including, but not limited to, commercial, institutional and personal trust, custody and/or lending and processing services, originating and servicing mortgages, issuing and servicing credit cards,

•      insurance , including but not limited to, guaranteeing against loss, harm damage, illness, disability or death, providing and issuing annuities, acting as principal, agent or broker for purpose of the forgoing,

•      financial, investment or economic advisory services, including but not limited to, investment banking services (such as advising on mergers or dispositions, underwriting, dealing in, or making a market in securities or other similar activities), brokerage services, investment management services, asset management services, and hedge funds,

•      issuing, trading or selling instruments representing interests in pools of assets or in derivatives instruments; advising on, or investing in, private equity or real estate, or

•      any similar activities that JPMorgan Chase determines in its sole discretion constitute financial services.

“Government Office” means (i) a full-time position in an elected or appointed office in local, state, or federal government (including equivalent positions outside the U.S. or in a supranational organization), not reasonably anticipated to be a full-career position, or (ii) conducting a bona fide full-time campaign for such an elective public office after formally filing for candidacy, where it is customary and reasonably necessary to campaign full-time for the office.

“Not-for-Profit Organization” means an entity exempt from tax under state law and under Section 501(c)(3) of the Code. Section 501(c)(3) includes entities organized and operated exclusively for religious, charitable, scientific, testing for public safety, literary or educational purposes, or to foster national or international amateur sports competition or for the prevention of cruelty to children or animals.

“Recognized Service” means the period of service as an employee set forth in the Firm’s applicable service-related policies.

Government Office

You may be eligible to continue vesting in all or part of your award if you voluntarily resign to accept a Government Office (as defined below) or to become a candidate for an elective Government Office.

Eligibility

Eligibility for continued vesting is conditioned on your providing the Firm:

•

At least 60 days advance written notice and such evidence as the Firm may request of your intention to resign to accept or pursue a Government Office, during which period you must perform in a cooperative and professional manner services requested by the Firm and not provide services for any other employer. The Firm may elect to shorten this notice period at the Firm’s discretion.

•	Confirmation, in a form satisfactory to the Firm, that vesting in this award pursuant to this provision would not violate any applicable law, regulation or rule.

•	Documentation in a form satisfactory to the Firm that your resignation is for the purpose of accepting or becoming a candidate for a Government Office.

Continued vesting

Subject to the conditions below, the percentage of your outstanding awards with respect to each vesting date that will continue to vest in accordance with this award’s original schedule will be based on your years of continuous service completed with the Firm immediately preceding your termination date, as follows:

•	50% if you have at least 3 but less than 4 years of continuous service,;

•	75% if you have at least 4 but less than 5 years of continuous service or

•	100% if you have 5 or more years of continuous service.

Restricted stock units that are not subject to continued vesting will be cancelled on the date your employment terminates.

Conditions for continuing vesting

•	You must remain in a non-elective Government Office for two or more years after your employment with the Firm terminates.

•

In the case of resignation from the Firm to campaign for an elective Government Office, your name must be on the primary or final public ballot for the election. (If you are not elected, see below for employment restrictions.)

If you do not satisfy the above conditions for continued vesting, this award will be immediately cancelled, and you will be required to repay the Fair Market Value determined as of the date the shares were distributed, of any shares that would have been outstanding but for the accelerated distribution of shares (as described below).

If service in Government Office ends during vesting period

You must notify JPMorgan Chase in writing in advance if you plan to accept employment or if you will be self-employed following service in the Government Office during the vesting period.

If your service in a Government Office ends two years or more after your employment with the Firm terminates, or in the case of resignation from the Firm to campaign for a Government Office, your name is on the primary or final public ballot for the election and you are not elected, any awards then outstanding and any awards that would have then been outstanding but for an accelerated distribution of shares (as set forth below) will be subject for the remainder of the applicable vesting period to the same terms and conditions of this Award Agreement as if you had resigned from the Firm having met the requirements for Full Career Eligibility.

Accelerated distribution for ethics or conflict reasons

If applicable United States federal, state, local, foreign or supranational ethics or conflict of interest laws or regulations require you to divest your interest in JPMorgan Chase restricted stock units, the Firm will, upon receipt of satisfactory evidence of such requirements, accelerate the distribution effective as of the date your employment terminates, of the percentage of your outstanding award determined above; provided that no accelerated distribution shall occur if the Firm determines that such acceleration will violate Section 409A of the Code. Notwithstanding such accelerated distribution, you will remain subject to the applicable terms of this Award Agreement as if your award had remained outstanding for the duration of the original vesting period, including the employment restrictions, and you will be required to repay the Fair Market Value, determined as of the date the shares were distributed, of any shares that would not otherwise have vested during that period.

Applicable to other Awards

Outstanding awards of restricted stock units have been amended to include this provision on Government Office.

Attachment A

Bonus Recoupment Policy

In the event of a material restatement of the Firm’s financial results, the Board believes it would be appropriate to review the circumstances that caused the restatement and consider issues of accountability for those who bore responsibility for the events, including whether anyone responsible engaged in misconduct. As part of that review, consideration would also be given to any appropriate action regarding compensation that may have been awarded to such persons. In particular, it would be appropriate to consider whether any compensation was awarded on the basis of having achieved specified performance targets, whether an officer engaged in misconduct that contributed to the restatement and whether such compensation would have been reduced had the financial results been properly reported. Misconduct includes violation of the Firm’s Code of Conduct or policies or any act or failure to act that could reasonably be expected to cause financial or reputational harm to the Firm.

Depending on the outcome of that review, appropriate action could include actions such as termination, reducing compensation in the year the restatement was made, seeking repayment of any bonus received for the period restated or any gains realized as a result of exercising an option awarded for the period restated, or canceling any unvested equity compensation awarded for the period restated. Consideration may also be given to whether or not any one or more of such actions should be extended to employees who did not engage in misconduct that contributed to the restatement.

JPMORGAN CHASE & CO. LONG-TERM INCENTIVE PLAN

TERMS AND CONDITIONS OF JANUARY 19, 2011

RESTRICTED STOCK UNIT AWARD

OPERATING COMMITTEE (Performance Provision)

Award Agreement

These terms and conditions are made part of the Award Agreement dated as of January 19, 2011 (“Grant Date”) awarding restricted stock units pursuant to the terms of the JPMorgan Chase & Co. Long-Term Incentive Plan (“Plan”). To the extent the terms of the Award Agreement (all references to which will include these terms and conditions) conflict with the Plan, the Plan will govern. The Award Agreement, the Plan and Prospectus supersede any other agreement, whether written or oral, that may have been entered into by the Firm and you relating to this award.

This award was granted on the Grant Date subject to the Award Agreement. Unless you decline by the deadline and in the manner specified in the Award Agreement, you will have agreed to be bound by these terms and conditions, effective as of the Grant Date. If you decline the award, it will be cancelled as of the Grant Date.

Capitalized terms that are not defined in the Award Agreement will have the same meaning as set forth in the Plan.

JPMorgan Chase & Co. will be referred to throughout the Award Agreement as “JPMorgan Chase,” and together with its subsidiaries as the “Firm.”

Form and Purpose of Award

Each restricted stock unit represents a non-transferable right to receive one share of Common Stock following the applicable vesting date.

The purpose of this award is, in part, to motivate your future performance for services to be provided during the vesting periods and to align your interests with those of the Firm and its shareholders. Your prior performance was considered to determine if you were eligible for your award.

Dividend Equivalents	If dividends are paid on Common Stock while restricted stock units under this award are outstanding, you will be paid an amount equal to the dividend paid on one share of Common Stock, multiplied by the number of restricted stock units outstanding to you under this award.

Vesting Dates	This award is intended and expected to vest according to the schedule on your Award Agreement, provided that you are continuously employed by the Firm, or you meet the requirements for continued vesting described below, through the relevant vesting date. However, the number of restricted stock units awarded hereunder may be reduced (and therefore may be forfeited) or (to the extent permitted under Section 409A of the United States Internal Revenue Code (“Code”) ) vesting dates may be deferred, in the event that the Chief Executive Officer (“CEO”) of JPMorgan Chase determines that your performance in relation to the priorities for your position or the Firm’s performance in relation to the priorities for which you share responsibility as a member of the Operating Committee have been unsatisfactory for a sustained period of time. Among the factors the CEO may consider in assessing the Firm’s financial performance are net income, net revenue, return on equity, earnings per share and capital ratios, both on an absolute and, as appropriate, relative to peer firms. Such a determination is subject to ratification by the Compensation and Management Development Committee of the Board of Directors of JPMorgan Chase (“Committee”). In the case of an award to the CEO, such a determination shall be made by the Committee.

Vesting Periods	The period from the Grant Date to each vesting date will be a separate “vesting period.”

Termination of Employment	Except as explicitly set forth below under “Job Elimination,” “Full Career Eligibility,” “Total Disability,” “Government Office” and “Death,” any restricted stock units outstanding under this award will be cancelled effective on the date your employment with the Firm terminates for any reason.

Job Elimination, Full Career Eligibility, Government Office, Total Disability

Subject to “Vesting Dates” and the terms and conditions of this Award Agreement (including without limitation “Your Obligations”), you will be eligible to continue to vest in your outstanding restricted stock units under this award following the termination of your employment if one of the following circumstances applies to you.

Job Elimination:

This award will continue to vest on the original schedule following termination of employment in the event that:

•      the Director Human Resources of the Firm or nominee in his or her sole discretion determines that the Firm terminated your employment because your job was eliminated, and

•      after you are notified that your job will be eliminated, you provide such services as requested by the Firm in a cooperative and professional manner, and

•      you satisfy the Release/Certification Requirements set forth below.

Full Career Eligibility:

This award will continue to vest on the original schedule, subject to the prior written consent of the Firm, following termination of employment in the event that:

•      you leave the Firm voluntarily, have completed at least five years of continuous service with the Firm immediately preceding your termination date, and the sum of your age and Recognized Service (as defined below) on your date of termination equals or exceeds 60, and

•      you provide at least 90 days advance written notice to the Firm of your intention to voluntarily terminate your employment under this provision, during which notice period you provide such services as requested by the Firm in a cooperative and professional manner and you do not perform any services for any other employer, and

•      for the remainder of the relevant vesting period, you do not, to the fullest extent enforceable under applicable law, (i) perform services in any capacity (including self-employment) for a Financial Services Company (as defined below) or (ii) work in your profession (whether or not for a Financial Services Company); provided that you may work for a government, education or Not-for-Profit Organization (as defined below), and

•      you satisfy the Release/Certification Requirements set forth below.

After receipt of such advance written notice, the Firm may choose to have you continue to provide services during such 90-day period or shorten the length of the 90-day period at the Firm’s discretion, but to a date no earlier than the date you would otherwise meet the age and service requirements. The foregoing clause dealing with Full Career Eligibility has no application to any United States taxpayer who is or becomes subject to Section 457A of the Code.

Additional advance notice requirements may apply for employees subject to notice period policies. (See “Special Notice Period” below.)

Government Office:

All or a portion of this award may continue to vest on the original schedule if you voluntarily resign to accept a Government Office or become a candidate for an elective Government Office, as described at the end of these terms and conditions under the section entitled “Government Office.”

Total Disability:

In the event your employment terminates as a result of your permanent and total disability as defined in the JPMorgan Chase & Co. Long Term Disability Plan (or for non-U.S. employees the equivalent local country plan), your outstanding units will continue to vest on the original schedule during such period of disability provided that you remain unemployed for such period and you satisfy the Release /Certification requirements set forth below.

For both Full Career Eligibility and Total Disability, you must notify JPMorgan Chase in writing in advance if you plan to perform services for any party or if you will be self-employed during the vesting periods. Failure to provide such notification could impact award vesting.

Release/Certification

In order to qualify for continued vesting after termination of your employment under any of the foregoing circumstances:

•      you must timely execute and deliver a release of claims in favor of the Firm, having such form and terms as the Firm shall specify,

•      with respect to Full Career Eligibility, prior to the termination of your employment, you must confirm with management that you meet the eligibility criteria (including providing at least 90 days advance written notification) and advise that you are seeking to be treated as an individual eligible for Full Career Eligibility, and

•      except in the case of a job elimination, it is your responsibility to take the appropriate steps to certify to the Firm prior to each vesting date on the authorized form of the Firm that you have complied with the employment restrictions applicable to you (as described above) throughout the vesting period and otherwise complied with all other terms of the Award Agreement. (See “Your Obligations.”)

Death	If you die while you are eligible to vest in your outstanding units under this award, the units will immediately vest and will be distributed in shares of Common Stock (after applicable tax withholding) to your designated beneficiary on file with the Firm’s Stock Administration Department, or if no beneficiary has been designated or survives you, then to your estate. Any shares will be distributed by the later of the end of the calendar year in which you die or the 15th day of the third month following your date of death.

Termination for Cause	If your employment is terminated for Cause (as defined below), or if the Firm determines after the termination of your employment that your employment could have been terminated for Cause, your outstanding restricted stock units shall be forfeited. In addition, you may be required to return to the Firm the value of certain shares delivered to you prior to or after your termination. See “Remedies” for additional information.

Your Obligations	In consideration of the grant of this award, you agree to comply with and be bound by the following:

• Non-Solicitation of Employees and Customers

During your employment by the Firm and for one year following the termination of your employment, or if longer, during all remaining vesting periods if you continue to vest after your employment with the Firm terminates, you will not directly or indirectly, whether on your own behalf or on behalf of any other party, without the prior written consent of the Director Human Resources of JPMorgan Chase: (i) solicit, induce or encourage any of the Firm’s then current employees to leave the Firm or to apply for employment elsewhere, (ii) hire any employee or former employee who was employed by the Firm at the date your employment terminated, unless the individual’s employment terminated more than six months before the date of hire or because his or her job was eliminated, or (iii) to the fullest extent enforceable under applicable law, solicit or induce or attempt to induce to leave the Firm, or divert or attempt to divert from doing business with the Firm, any then current customers, suppliers or other persons or entities that were serviced by you or whose names became known to you by virtue of your employment with the Firm, or otherwise interfere with the relationship between the Firm and such customers, suppliers or other persons or entities. This does not apply to publicly known institutional customers that you service after your employment with the Firm without the use of the Firm’s confidential or proprietary information.

These restrictions do not apply to authorized actions you take in the normal course of your employment with the Firm, such as employment decisions with respect to employees you supervise or business referrals in accordance with the Firm’s policies.

• Confidential Information	You may not, either during your employment with the Firm or thereafter, directly or indirectly use or disclose to anyone any confidential information related to the Firm’s business, except as explicitly permitted by the JPMorgan Chase Code of Conduct and applicable policies or law or legal process. “Confidential information” shall have the same meaning for the Award Agreement as it has in the JPMorgan Chase Code of Conduct.

• Non-Disparagement	You may not, either during your employment with the Firm or thereafter, make or encourage others to make any public statement or release any information that is intended to, or reasonably could be foreseen to, embarrass or criticize the Firm or its employees, officers, directors or shareholders as a group. This shall not preclude you from reporting to the Firm’s management or directors or to the government or a regulator conduct you believe to be in violation of the law or the Firm’s Code of Conduct or responding truthfully to questions or requests for information to the government, a regulator or in a court of law in connection with a legal or regulatory investigation or proceeding.

• Cooperation	You agree to cooperate fully with and provide full and accurate information to the Firm and its counsel with respect to any matter (including any audit, tax proceeding, litigation, investigation or governmental proceeding) with respect to which you may have knowledge or information, subject to reimbursement for actual, appropriate and reasonable expenses incurred by you.

• Compliance with Award Agreement	You agree that you will provide the Firm with any information reasonably requested to determine compliance with the Award Agreement, and you authorize the Firm to disclose the terms of the Award Agreement to any third party who might be affected thereby, including your prospective employer.

• Special Notice Period:

If you are subject to a notice period, whether by contract or by policy, that requires you to provide advance written notice of your intention to terminate your employment (“Special Notice Period”), then as consideration for this Award, you shall provide the Firm with the necessary advance written notice that applies to you, as specified by such contract or policy.

After receipt of your notice, the Firm may choose to have you continue to provide services during the applicable Special Notice Period or may place you on a paid leave for all or part of the applicable Special Notice Period. During the Special Notice Period, you shall continue to devote your full time and loyalty to the Firm by providing services in a cooperative and professional manner and not perform any services for any other employer and shall receive your base salary and certain benefits until your employment terminates. You and the Firm may mutually agree to waive or modify the length of the Special Notice Period.

Regardless of whether a Special Notice Period applies to you, you must comply with the 90-day advance notice period described under “Full Career Eligibility” in the event you wish to terminate employment under the Full Career Eligibility provision.

Remedies

• Cancellation

In addition to the provisions described under “Termination of Employment” and “Termination for Cause”, your outstanding restricted stock units under this award may be cancelled if:

•      the Firm in its sole discretion determines that you are not in compliance with any of the advance notice/cooperation requirements or employment restrictions applicable to your termination of employment, or

•      you fail to return the required forms specified under “Release/Certification” within the specified deadline, including the certification required immediately prior to a vesting date under Full Career Eligibility and Total Disability, or

•      you violate any of the provisions as set forth above in “Your Obligations,” or

•      the Firm determines that cancellation is appropriate pursuant to “Additional Award Conditions” below.

• Recovery

In addition, you may be required to pay the Firm an amount equal to the Fair Market Value (determined as of the vesting date) of the net number of shares of Common Stock distributed to you under this award as follows:

•      shares distributed within the one year period prior to your violation of any of the provisions as set forth above in “Your Obligations;” or

•      shares distributed at any time following termination of employment when you were not in compliance with the employment restrictions then applicable to you during the vesting period; or

•      shares distributed within the one year period immediately preceding and any time after your termination of employment if your employment was terminated or the Firm determines that your employment could have been terminated for Cause (as described under “Termination for Cause”), or

•      for a period up to one year after shares are distributed under this award, the Firm may recover such shares to the extent that the Firm determines appropriate pursuant to “Additional Award Conditions” below.

Payment may be made in shares of Common Stock or in cash. You agree that this repayment will be a recovery of shares to which you were not entitled under this agreement and is not to be construed in any manner as a penalty. You also acknowledge that a violation or attempted violation of the obligations set forth herein will cause immediate and irreparable damage to the Firm, and therefore agree that the Firm shall be entitled as a matter of right to an injunction, from any court of competent jurisdiction, restraining any violation or further violation of such obligations; such right to an injunction, however, shall be cumulative and in addition to whatever other remedies the Firm may have under law or equity. In any action or proceeding by the Firm to enforce the terms and conditions of this Award Agreement where the Firm is the prevailing party, the Firm shall be entitled to recover from you its reasonable attorneys’ fees and expenses incurred in such action or proceeding.

Bonus Recoupment Policy	In consideration of the grant of this award, you agree that you are subject to the JPMorgan Chase Bonus Recoupment Policy (Attachment A) as it applies both to the cash incentive compensation awarded to you for 2010 and to this award.

Additional Award Conditions

Notwithstanding any terms of this Award Agreement to the contrary, JPMorgan Chase reserves the right in its sole discretion to cancel your outstanding restricted stock units under this award and/or to recover from you an amount equal to the Fair Market Value (determined as of the vesting date) of the net number of shares distributed to you under this award within the preceding one year:

•      If you engaged in conduct detrimental to the Firm insofar as it causes material financial or reputational harm to the Firm or its business activities, or

•      If this award was based on materially inaccurate performance metrics, whether or not you were responsible for the inaccuracy, or

•      If this award was based on a material misrepresentation by you, or

•      If you failed to properly identify, raise or assess, in a timely manner and as reasonably expected, risks and/or concerns with respect to risks material to the Firm or its business activities.

Purpose of Remedies, Bonus Recoupment Policy and Additional Award Conditions	The Firm’s right to cancel and/or recover value of this award (or any cash bonus) under the JPMorgan Chase Bonus Recoupment Policy and the “Additional Award Conditions,” as well as under “Cancellation” and “Recovery” provisions set forth above, relate to the organizational goals of the Firm as that term is defined by Section 409A of the Code.

Administrative Provisions

Withholding Taxes: The Firm will retain from each distribution the number of shares of Common Stock required to satisfy applicable tax obligations (including, to the extent legally permissible, recovery by the Firm of fringe benefit taxes). For United States tax purposes, dividend equivalents are treated as wages and subject to tax withholding when paid. If, according to local country tax regulations, a withholding tax liability arises at a time after the date of distribution of shares or dividend equivalents, JPMorgan Chase may implement any procedures necessary to ensure that the withholding obligation is fully satisfied, including but not limited to, restricting transferability of the shares.

Right to Set Off: The Firm may, to the maximum extent permitted by applicable law, retain for itself funds or securities otherwise payable to you pursuant to this award to satisfy any obligation or debt that you owe to the Firm. The Firm may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with the Award Agreement.

No Ownership Rights: Restricted stock units do not convey the rights of ownership of Common Stock and do not carry voting rights. No shares of Common Stock will be issued to you until after the restricted stock units have vested and all applicable restrictions have lapsed. Prior to any vesting date, JPMorgan Chase may impose, as of such vesting date and for up to 30 days following such date, such restrictions on the Common Stock to be issued to you as it may deem appropriate, including, but not limited to, restricting the sale, transfer, pledge, assignment or encumbrance of such shares of Common Stock . The imposition of such restrictions shall not be deemed an amendment of your Award Agreement subject to your consent. Shares will be issued in accordance with JPMorgan Chase’s procedures for issuing stock. JPMorgan Chase’s obligation hereunder is unfunded.

Binding Agreement: The Award Agreement will be binding upon any successor in interest to JPMorgan Chase, by merger or otherwise.

Not a Contract of Employment: Nothing contained in the Award Agreement constitutes a contract of employment or continued employment. Employment is at-will and may be terminated by either you or JPMorgan Chase for any reason at any time. This award does not confer any right or entitlement to, nor does the award impose any obligation on the Firm to provide, the same or any similar award in the future.

Section 409A Compliance: To the extent that Section 409A of the Code is applicable to an award, distributions of shares and cash thereunder are intended to comply with Section 409A of the Code, and the Agreement Award shall be interpreted in a manner consistent with such intent.

Notwithstanding anything herein to the contrary, if you (i) are subject to taxation under the Code, (ii) are a specified employee as defined in the JPMorgan Chase 2005 Deferred Compensation Plan and (iii) have incurred a separation from service (as defined In that Plan) and if any units/ shares under this award represent deferred compensation as defined in Section 409A and such shares are distributable to you as a result your separation from service, then those shares will be delivered to you on first business day of the first calendar month after the expiration of six full months from date of your separation from service. Further, if prior to any vesting date, your award is not subject to a substantial risk of forfeiture as defined by Section 409A of the Code, then the remainder of each calendar year immediately following (i) each vesting date shall be a payment date for purposes of distributing the vested portion of the award and (ii) each date that JPMorgan Chase specifies for payment of dividends declared on its common stock shall be the payment date(s) for purposes of dividend equivalent payments.

Change in Outstanding Shares: In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders of Common Stock other than regular cash dividends, the Committee will make an equitable substitution or proportionate adjustment, in the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan and to any Restricted Stock Units outstanding under this award for such corporate events.

Interpretation/Administration: The Committee has sole and complete authority to interpret and administer this Award Agreement, including, without limitation, the power to (i) interpret the Plan and the terms of this Award Agreement; (ii) determine the reason for termination of employment; (iii) determine application of the post-employment obligations and cancellation and recovery provisions; (iv) decide all claims arising with respect to this Award; and (v) delegate such authority as it deems appropriate. Any determination by the Committee or its delegate shall be binding on all parties.

Notwithstanding anything herein to the contrary, the Firm’s and the Committee’s determinations under the Plan and the Award Agreements are not required to be uniform. By way of clarification, the Committee and the Firm shall be entitled to make non-uniform and selective determinations and modifications under Award Agreements and the Plan.

Amendment: The Committee or its delegate reserves the right to amend this Award Agreement in any manner, at any time and for any reason; provided, however, that no such amendment shall materially adversely affect your rights under this Award Agreement without your consent except to the extent that the Committee or its delegate considers advisable to comply with applicable laws, regulatory requirements or take into account changes in or interpretations of applicable laws or accounting rules or standards. To extent permitted by Section 409A of the Code, a change in a scheduled vesting date and any restrictions imposed with respect to shares of Common Stock that are issued to you as set forth in under the “No Ownership Rights” shall not be deemed to materially adversely affect your rights under this Award Agreement requiring your consent. This Award Agreement may not be amended except in writing signed by the Director Human Resources of JPMorgan Chase.

Severability: If any portion of the Award Agreement is determined by the Firm to be unenforceable in any jurisdiction, any court of competent jurisdiction or the Director Human Resources may reform the relevant provisions (e.g., as to length of service, time, geographical area or scope) to the extent the Firm considers necessary to make the provision enforceable under applicable law.

Governing Law: This award shall be governed by and construed in accordance with the laws of the state of New York, without regard to conflict of law principles.

Choice of Forum: By accepting this award, you agree that to the extent not otherwise subject to arbitration under an arbitration agreement between you and the Firm, any dispute arising directly or indirectly in connection with this award or the Plan shall be submitted to arbitration in accordance with the rules of the American Arbitration Association if so elected by the Firm in its sole discretion. In the event such a dispute is not subject to arbitration for any reason, you agree to accept the exclusive jurisdiction and venue of the United States District Court for the Southern District of New York with respect to any judicial proceeding in connection with this award or the Plan. You waive, to the fullest extent permitted by law, any objection to personal jurisdiction or to the laying of venue of such dispute and further agree not to commence any action arising out of or relating to this award or the Plan in any other forum.

Waiver of Jury Trial/Class Claims: By accepting this award, you agree (i) to waive the right to a jury trial; and (ii) that any judicial proceeding or arbitration claim brought in connection with this award or the Plan will be brought on an individual basis, and you hereby waive any right to submit, initiate, or participate in a representative capacity or as a plaintiff, claimant or member in a class action, collective action, or other representative or joint action.

Definitions	“Cause” means a determination by the Firm that your employment terminated as a result of your (i) violation of any law, rule or regulation (including rules of self-regulatory bodies) related to the Firm’s business, (ii) indictment or conviction of a felony, (iii) commission of a fraudulent act, (iv) violation of the JPMorgan Code of Conduct or other Firm policies or misconduct related to your duties to the Firm (other than immaterial and inadvertent violations or misconduct); (v) inadequate performance of the duties associated with your position or job function or failure to follow reasonable directives of your manager, or (vi) any act or failure to act that is injurious to the interests of the Firm or its relationship with a customer, client or employee.

“Financial Services Company” means a business enterprise that employs you in any capacity (as an employee, contractor, consultant, advisor, self-employed individual, etc. whether paid or unpaid) and engages in:

•      commercial or retail banking, including, but not limited to, commercial, institutional and personal trust, custody and/or lending and processing services, originating and servicing mortgages, issuing and servicing credit cards,

•      insurance , including but not limited to, guaranteeing against loss, harm damage, illness, disability or death, providing and issuing annuities, acting as principal, agent or broker for purpose of the forgoing,

•      financial, investment or economic advisory services, including but not limited to, investment banking services (such as advising on mergers or dispositions, underwriting, dealing in, or making a market in securities or other similar activities), brokerage services, investment management services, asset management services, and hedge funds,

•      issuing, trading or selling instruments representing interests in pools of assets or in derivatives instruments; advising on, or investing in, private equity or real estate, or

•      any similar activities that JPMorgan Chase determines in its sole discretion constitute financial services.

“Government Office” means (i) a full-time position in an elected or appointed office in local, state, or federal government (including equivalent positions outside the U.S. or in a supranational organization), not reasonably anticipated to be a full-career position, or (ii) conducting a bona fide full-time campaign for such an elective public office after formally filing for candidacy, where it is customary and reasonably necessary to campaign full-time for the office.

“Not-for-Profit Organization” means an entity exempt from tax under state law and under Section 501(c)(3) of the Code. Section 501(c)(3) includes entities organized and operated exclusively for religious, charitable, scientific, testing for public safety, literary or educational purposes, or to foster national or international amateur sports competition or for the prevention of cruelty to children or animals.

“Recognized Service” means the period of service as an employee set forth in the Firm’s applicable service-related policies.

Government Office

You may be eligible to continue vesting in all or part of your award if you voluntarily resign to accept a Government Office (as defined below) or to become a candidate for an elective Government Office.

Eligibility

Eligibility for continued vesting is conditioned on your providing the Firm:

•

At least 60 days advance written notice and such evidence as the Firm may request of your intention to resign to accept or pursue a Government Office, during which period you must perform in a cooperative and professional manner services requested by the Firm and not provide services for any other employer. The Firm may elect to shorten this notice period at the Firm’s discretion.

•	Confirmation, in a form satisfactory to the Firm, that vesting in this award pursuant to this provision would not violate any applicable law, regulation or rule.

•	Documentation in a form satisfactory to the Firm that your resignation is for the purpose of accepting or becoming a candidate for a Government Office.

Continued vesting

Subject to the conditions below, the percentage of your outstanding awards with respect to each vesting date that will continue to vest in accordance with this award’s original schedule will be based on your years of continuous service completed with the Firm immediately preceding your termination date, as follows:

•	50% if you have at least 3 but less than 4 years of continuous service,;

•	75% if you have at least 4 but less than 5 years of continuous service or

•	100% if you have 5 or more years of continuous service.

Restricted stock units that are not subject to continued vesting will be cancelled on the date your employment terminates.

Conditions for continuing vesting

•	You must remain in a non-elective Government Office for two or more years after your employment with the Firm terminates.

•

In the case of resignation from the Firm to campaign for an elective Government Office, your name must be on the primary or final public ballot for the election. (If you are not elected, see below for employment restrictions.)

If you do not satisfy the above conditions for continued vesting, this award will be immediately cancelled, and you will be required to repay the Fair Market Value determined as of the date the shares were distributed, of any shares that would have been outstanding but for the accelerated distribution of shares (as described below).

If service in Government Office ends during vesting period

You must notify JPMorgan Chase in writing in advance if you plan to accept employment or if you will be self-employed following service in the Government Office during the vesting period.

If your service in a Government Office ends two years or more after your employment with the Firm terminates, or in the case of resignation from the Firm to campaign for a Government Office, your name is on the primary or final public ballot for the election and you are not elected, any awards then outstanding and any awards that would have then been outstanding but for an accelerated distribution of shares (as set forth below) will be subject for the remainder of the applicable vesting period to the same terms and conditions of this Award Agreement as if you had resigned from the Firm having met the requirements for Full Career Eligibility.

Accelerated distribution for ethics or conflict reasons

If applicable United States federal, state, local, foreign or supranational ethics or conflict of interest laws or regulations require you to divest your interest in JPMorgan Chase restricted stock units, the Firm will, upon receipt of satisfactory evidence of such requirements, accelerate the distribution effective as of the date your employment terminates, of the percentage of your outstanding award determined above; provided that no accelerated distribution shall occur if the Firm determines that such acceleration will violate Section 409A of the Code. Notwithstanding such accelerated distribution, you will remain subject to the applicable terms of this Award Agreement as if your award had remained outstanding for the duration of the original vesting period, including the employment restrictions, and you will be required to repay the Fair Market Value, determined as of the date the shares were distributed, of any shares that would not otherwise have vested during that period.

Applicable to other Awards

Outstanding awards of restricted stock units have been amended to include this provision on Government Office.

Attachment A

Bonus Recoupment Policy

In the event of a material restatement of the Firm’s financial results, the Board believes it would be appropriate to review the circumstances that caused the restatement and consider issues of accountability for those who bore responsibility for the events, including whether anyone responsible engaged in misconduct. As part of that review, consideration would also be given to any appropriate action regarding compensation that may have been awarded to such persons. In particular, it would be appropriate to consider whether any compensation was awarded on the basis of having achieved specified performance targets, whether an officer engaged in misconduct that contributed to the restatement and whether such compensation would have been reduced had the financial results been properly reported. Misconduct includes violation of the Firm’s Code of Conduct or policies or any act or failure to act that could reasonably be expected to cause financial or reputational harm to the Firm.

Depending on the outcome of that review, appropriate action could include actions such as termination, reducing compensation in the year the restatement was made, seeking repayment of any bonus received for the period restated or any gains realized as a result of exercising an option awarded for the period restated, or canceling any unvested equity compensation awarded for the period restated. Consideration may also be given to whether or not any one or more of such actions should be extended to employees who did not engage in misconduct that contributed to the restatement.

JPMORGAN CHASE & CO. LONG-TERM INCENTIVE PLAN

TERMS AND CONDITIONS OF FEBRUARY 16, 2011

RESTRICTED STOCK UNIT AWARD

CHIEF EXECUTIVE OFFICER

Award Agreement

These terms and conditions are made part of the Award Agreement dated as of February 16, 2011 (“Grant Date”) awarding restricted stock units pursuant to the terms of the JPMorgan Chase & Co. Long-Term Incentive Plan (“Plan”). To the extent the terms of the Award Agreement (all references to which will include these terms and conditions) conflict with the Plan, the Plan will govern. The Award Agreement, the Plan and Prospectus supersede any other agreement, whether written or oral, that may have been entered into by the Firm and you relating to this award.

This award was granted on the Grant Date subject to the Award Agreement. Unless you decline by the deadline and in the manner specified in the Award Agreement, you will have agreed to be bound by these terms and conditions, effective as of the Grant Date. If you decline the award, it will be cancelled as of the Grant Date.

Capitalized terms that are not defined in the Award Agreement will have the same meaning as set forth in the Plan.

JPMorgan Chase & Co. will be referred to throughout the Award Agreement as “JPMorgan Chase,” and together with its subsidiaries as the “Firm.”

Form and Purpose of Award

Each restricted stock unit represents a non-transferable right to receive one share of Common Stock following the applicable vesting date.

The purpose of this award is, in part, to motivate your future performance for services to be provided during the vesting periods and to align your interests with those of the Firm and its shareholders. Your prior performance was considered to determine if you were eligible for your award.

Dividend Equivalents	If dividends are paid on Common Stock while restricted stock units under this award are outstanding, you will be paid an amount equal to the dividend paid on one share of Common Stock, multiplied by the number of restricted stock units outstanding to you under this award.

Vesting Dates	This award will vest according to the schedule on your Award Agreement, provided that you are continuously employed by the Firm, or you meet the requirements for continued vesting described below, through the relevant vesting date.

Vesting Periods	The period from the Grant Date to each vesting date will be a separate “vesting period.”

Termination of Employment	Except as explicitly set forth below under “Job Elimination,” “Full Career Eligibility,” “Total Disability,” “Government Office” and “Death,” any restricted stock units outstanding under this award will be cancelled effective on the date your employment with the Firm terminates for any reason.

Job Elimination, Full Career Eligibility, Government Office, Total Disability

Subject to “Vesting Dates” and the terms and conditions of this Award Agreement (including without limitation “Your Obligations”), you will be eligible to continue to vest in your outstanding restricted stock units under this award following the termination of your employment if one of the following circumstances applies to you.

Job Elimination:

This award will continue to vest on the original schedule following termination of employment in the event that:

•      the Director Human Resources of the Firm or nominee in his or her sole discretion determines that the Firm terminated your employment because your job was eliminated, and

•      after you are notified that your job will be eliminated, you provide such services as requested by the Firm in a cooperative and professional manner, and

•      you satisfy the Release/Certification Requirements set forth below.

Full Career Eligibility:

This award will continue to vest on the original schedule, subject to the prior written consent of the Firm, following termination of employment in the event that:

•      you leave the Firm voluntarily, have completed at least five years of continuous service with the Firm immediately preceding your termination date, and the sum of your age and Recognized Service (as defined below) on your date of termination equals or exceeds 60, and

•      you provide at least 90 days advance written notice to the Firm of your intention to voluntarily terminate your employment under this provision, during which notice period you provide such services as requested by the Firm in a cooperative and professional manner and you do not perform any services for any other employer, and

•      for the remainder of the relevant vesting period, you do not, to the fullest extent enforceable under applicable law, (i) perform services in any capacity (including self-employment) for a Financial Services Company (as defined below) or (ii) work in your profession (whether or not for a Financial Services Company); provided that you may work for a government, education or Not-for-Profit Organization (as defined below), and

•      you satisfy the Release/Certification Requirements set forth below.

After receipt of such advance written notice, the Firm may choose to have you continue to provide services during such 90-day period or shorten the length of the 90-day period at the Firm’s discretion, but to a date no earlier than the date you would otherwise meet the age and service requirements. The foregoing clause dealing with Full Career Eligibility has no application to any United States taxpayer who is or becomes subject to Section 457A of the United States Internal Revenue Code (“Code”).

Additional advance notice requirements may apply for employees subject to notice period policies. (See “Special Notice Period” below.)

Government Office:

All or a portion of this award may continue to vest on the original schedule if you voluntarily resign to accept a Government Office or become a candidate for an elective Government Office, as described at the end of these terms and conditions under the section entitled “Government Office.”

Total Disability:

In the event your employment terminates as a result of your permanent and total disability as defined in the JPMorgan Chase & Co. Long Term Disability Plan (or for non-U.S. employees the equivalent local country plan), your outstanding units will continue to vest on the original schedule during such period of disability provided that you remain unemployed for such period and you satisfy the Release /Certification requirements set forth below.

For both Full Career Eligibility and Total Disability, you must notify JPMorgan Chase in writing in advance if you plan to perform services for any party or if you will be self-employed during the vesting periods. Failure to provide such notification could impact award vesting.

Release/Certification

In order to qualify for continued vesting after termination of your employment under any of the foregoing circumstances:

•      you must timely execute and deliver a release of claims in favor of the Firm, having such form and terms as the Firm shall specify,

•      with respect to Full Career Eligibility, prior to the termination of your employment, you must confirm with management that you meet the eligibility criteria (including providing at least 90 days advance written notification) and advise that you are seeking to be treated as an individual eligible for Full Career Eligibility, and

•      except in the case of a job elimination, it is your responsibility to take the appropriate steps to certify to the Firm prior to each vesting date on the authorized form of the Firm that you have complied with the employment restrictions applicable to you (as described above) throughout the vesting period and otherwise complied with all other terms of the Award Agreement. (See “Your Obligations.”)

Death	If you die while you are eligible to vest in your outstanding units under this award, the units will immediately vest and will be distributed in shares of Common Stock (after applicable tax withholding) to your designated beneficiary on file with the Firm’s Stock Administration Department, or if no beneficiary has been designated or survives you, then to your estate. Any shares will be distributed by the later of the end of the calendar year in which you die or the 15th day of the third month following your date of death.

Termination for Cause	If your employment is terminated for Cause (as defined below), or if the Firm determines after the termination of your employment that your employment could have been terminated for Cause, your outstanding restricted stock units shall be forfeited. In addition, you may be required to return to the Firm the value of certain shares delivered to you prior to or after your termination. See “Remedies” for additional information.

Your Obligations	In consideration of the grant of this award, you agree to comply with and be bound by the following:

• Non-Solicitation of Employees and Customers

During your employment by the Firm and for one year following the termination of your employment, or if longer, during all remaining vesting periods if you continue to vest after your employment with the Firm terminates, you will not directly or indirectly, whether on your own behalf or on behalf of any other party, without the prior written consent of the Director Human Resources of JPMorgan Chase: (i) solicit, induce or encourage any of the Firm’s then current employees to leave the Firm or to apply for employment elsewhere, (ii) hire any employee or former employee who was employed by the Firm at the date your employment terminated, unless the individual’s employment terminated more than six months before the date of hire or because his or her job was eliminated, or (iii) to the fullest extent enforceable under applicable law, solicit or induce or attempt to induce to leave the Firm, or divert or attempt to divert from doing business with the Firm, any then current customers, suppliers or other persons or entities that were serviced by you or whose names became known to you by virtue of your employment with the Firm, or otherwise interfere with the relationship between the Firm and such customers, suppliers or other persons or entities. This does not apply to publicly known institutional customers that you service after your employment with the Firm without the use of the Firm’s confidential or proprietary information.

These restrictions do not apply to authorized actions you take in the normal course of your employment with the Firm, such as employment decisions with respect to employees you supervise or business referrals in accordance with the Firm’s policies.

• Confidential Information	You may not, either during your employment with the Firm or thereafter, directly or indirectly use or disclose to anyone any confidential information related to the Firm’s business, except as explicitly permitted by the JPMorgan Chase Code of Conduct and applicable policies or law or legal process. “Confidential information” shall have the same meaning for the Award Agreement as it has in the JPMorgan Chase Code of Conduct.

• Non-Disparagement	You may not, either during your employment with the Firm or thereafter, make or encourage others to make any public statement or release any information that is intended to, or reasonably could be foreseen to, embarrass or criticize the Firm or its employees, officers, directors or shareholders as a group. This shall not preclude you from reporting to the Firm’s management or directors or to the government or a regulator conduct you believe to be in violation of the law or the Firm’s Code of Conduct or responding truthfully to questions or requests for information to the government, a regulator or in a court of law in connection with a legal or regulatory investigation or proceeding.

• Cooperation	You agree to cooperate fully with and provide full and accurate information to the Firm and its counsel with respect to any matter (including any audit, tax proceeding, litigation, investigation or governmental proceeding) with respect to which you may have knowledge or information, subject to reimbursement for actual, appropriate and reasonable expenses incurred by you.

• Compliance with Award Agreement	You agree that you will provide the Firm with any information reasonably requested to determine compliance with the Award Agreement, and you authorize the Firm to disclose the terms of the Award Agreement to any third party who might be affected thereby, including your prospective employer.

• Special Notice Period:

If you are subject to a notice period, whether by contract or by policy, that requires you to provide advance written notice of your intention to terminate your employment (“Special Notice Period”), then as consideration for this Award, you shall provide the Firm with the necessary advance written notice that applies to you, as specified by such contract or policy.

After receipt of your notice, the Firm may choose to have you continue to provide services during the applicable Special Notice Period or may place you on a paid leave for all or part of the applicable Special Notice Period. During the Special Notice Period, you shall continue to devote your full time and loyalty to the Firm by providing services in a cooperative and professional manner and not perform any services for any other employer and shall receive your base salary and certain benefits until your employment terminates. You and the Firm may mutually agree to waive or modify the length of the Special Notice Period.

Regardless of whether a Special Notice Period applies to you, you must comply with the 90-day advance notice period described under “Full Career Eligibility” in the event you wish to terminate employment under the Full Career Eligibility provision.

Remedies

• Cancellation

In addition to the provisions described under “Termination of Employment” and “Termination for Cause”, your outstanding restricted stock units under this award may be cancelled if:

•      the Firm in its sole discretion determines that you are not in compliance with any of the advance notice/cooperation requirements or employment restrictions applicable to your termination of employment, or

•      you fail to return the required forms specified under “Release/Certification” within the specified deadline, including the certification required immediately prior to a vesting date under Full Career Eligibility and Total Disability, or

•      you violate any of the provisions as set forth above in “Your Obligations,” or

•      the Firm determines that cancellation is appropriate pursuant to “Additional Award Conditions” below.

• Recovery

In addition, you may be required to pay the Firm an amount equal to the Fair Market Value (determined as of the vesting date) of the net number of shares of Common Stock distributed to you under this award as follows:

•      shares distributed within the one year period prior to your violation of any of the provisions as set forth above in “Your Obligations;” or

•      shares distributed at any time following termination of employment when you were not in compliance with the employment restrictions then applicable to you during the vesting period; or

•      shares distributed within the one year period immediately preceding and any time after your termination of employment if your employment was terminated or the Firm determines that your employment could have been terminated for Cause (as described under “Termination for Cause”), or

•      for a period up to one year after shares are distributed under this award, the Firm may recover such shares to the extent that the Firm determines appropriate pursuant to “Additional Award Conditions” below.

Payment may be made in shares of Common Stock or in cash. You agree that this repayment will be a recovery of shares to which you were not entitled under this agreement and is not to be construed in any manner as a penalty. You also acknowledge that a violation or attempted violation of the obligations set forth herein will cause immediate and irreparable damage to the Firm, and therefore agree that the Firm shall be entitled as a matter of right to an injunction, from any court of competent jurisdiction, restraining any violation or further violation of such obligations; such right to an injunction, however, shall be cumulative and in addition to whatever other remedies the Firm may have under law or equity. In any action or proceeding by the Firm to enforce the terms and conditions of this Award Agreement where the Firm is the prevailing party, the Firm shall be entitled to recover from you its reasonable attorneys’ fees and expenses incurred in such action or proceeding.

Bonus Recoupment Policy	In consideration of the grant of this award, you agree that you are subject to the JPMorgan Chase Bonus Recoupment Policy (Attachment A) as it applies both to the cash incentive compensation awarded to you for 2010 and to this award.

Additional Award Conditions

Notwithstanding any terms of this Award Agreement to the contrary, JPMorgan Chase reserves the right in its sole discretion to cancel your outstanding restricted stock units under this award and/or to recover from you an amount equal to the Fair Market Value (determined as of the vesting date) of the net number of shares distributed to you under this award within the preceding one year:

•      If you engaged in conduct detrimental to the Firm insofar as it causes material financial or reputational harm to the Firm or its business activities, or

•      If this award was based on materially inaccurate performance metrics, whether or not you were responsible for the inaccuracy, or

•      If this award was based on a material misrepresentation by you, or

•      If you failed to properly identify, raise or assess, in a timely manner and as reasonably expected, risks and/or concerns with respect to risks material to the Firm or its business activities.

Purpose of Remedies, Bonus Recoupment Policy and Additional Award Conditions	The Firm’s right to cancel and/or recover value of this award (or any cash bonus) under the JPMorgan Chase Bonus Recoupment Policy and the “Additional Award Conditions,” as well as under “Cancellation” and “Recovery” provisions set forth above, relate to the organizational goals of the Firm as that term is defined by Section 409A of the Code.

Administrative Provisions

Withholding Taxes: The Firm will retain from each distribution the number of shares of Common Stock required to satisfy applicable tax obligations (including, to the extent legally permissible, recovery by the Firm of fringe benefit taxes). For United States tax purposes, dividend equivalents are treated as wages and subject to tax withholding when paid. If, according to local country tax regulations, a withholding tax liability arises at a time after the date of distribution of shares or dividend equivalents, JPMorgan Chase may implement any procedures necessary to ensure that the withholding obligation is fully satisfied, including but not limited to, restricting transferability of the shares.

Right to Set Off: The Firm may, to the maximum extent permitted by applicable law, retain for itself funds or securities otherwise payable to you pursuant to this award to satisfy any obligation or debt that you owe to the Firm. The Firm may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with the Award Agreement.

No Ownership Rights: Restricted stock units do not convey the rights of ownership of Common Stock and do not carry voting rights. No shares of Common Stock will be issued to you until after the restricted stock units have vested and all applicable restrictions have lapsed. Prior to any vesting date, JPMorgan Chase may impose, as of such vesting date and for up to 30 days following such date, such restrictions on the Common Stock to be issued to you as it may deem appropriate, including, but not limited to, restricting the sale, transfer, pledge, assignment or encumbrance of such shares of Common Stock . The imposition of such restrictions shall not be deemed an amendment of your Award Agreement subject to your consent. Shares will be issued in accordance with JPMorgan Chase’s procedures for issuing stock. JPMorgan Chase’s obligation hereunder is unfunded.

Binding Agreement: The Award Agreement will be binding upon any successor in interest to JPMorgan Chase, by merger or otherwise.

Not a Contract of Employment: Nothing contained in the Award Agreement constitutes a contract of employment or continued employment. Employment is at-will and may be terminated by either you or JPMorgan Chase for any reason at any time. This award does not confer any right or entitlement to, nor does the award impose any obligation on the Firm to provide, the same or any similar award in the future.

Section 409A Compliance: To the extent that Section 409A of the Code is applicable to an award, distributions of shares and cash thereunder are intended to comply with Section 409A of the Code, and the Agreement Award shall be interpreted in a manner consistent with such intent.

Notwithstanding anything herein to the contrary, if you (i) are subject to taxation under the Code, (ii) are a specified employee as defined in the JPMorgan Chase 2005 Deferred Compensation Plan and (iii) have incurred a separation from service (as defined In that Plan) and if any units/ shares under this award represent deferred compensation as defined in Section 409A and such shares are distributable to you as a result your separation from service, then those shares will be delivered to you on first business day of the first calendar month after the expiration of six full months from date of your separation from service. Further, if prior to any vesting date, your award is not subject to a substantial risk of forfeiture as defined by Section 409A of the Code, then the remainder of each calendar year immediately following (i) each vesting date shall be a payment date for purposes of distributing the vested portion of the award and (ii) each date that JPMorgan Chase specifies for payment of dividends declared on its common stock shall be the payment date(s) for purposes of dividend equivalent payments.

Change in Outstanding Shares: In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders of Common Stock other than regular cash dividends, the Compensation & Management Development Committee of the Board will make an equitable substitution or proportionate adjustment, in the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan and to any Restricted Stock Units outstanding under this award for such corporate events.

Interpretation/Administration: The Committee has sole and complete authority to interpret and administer this Award Agreement, including, without limitation, the power to (i) interpret the Plan and the terms of this Award Agreement; (ii) determine the reason for termination of employment; (iii) determine application of the post-employment obligations and cancellation and recovery provisions; (iv) decide all claims arising with respect to this Award; and (v) delegate such authority as it deems appropriate. Any determination by the Committee or its delegate shall be binding on all parties.

Notwithstanding anything herein to the contrary, the Firm’s and the Committee’s determinations under the Plan and the Award Agreements are not required to be uniform. By way of clarification, the Committee and the Firm shall be entitled to make non-uniform and selective determinations and modifications under Award Agreements and the Plan.

Amendment: The Committee or its delegate reserves the right to amend this Award Agreement in any manner, at any time and for any reason; provided, however, that no such amendment shall materially adversely affect your rights under this Award Agreement without your consent except to the extent that the Committee or its delegate considers advisable to comply with applicable laws, regulatory requirements or take into account changes in or interpretations of applicable laws or accounting rules or standards. To extent permitted by Section 409A of the Code, a change in a scheduled vesting date and any restrictions imposed with respect to shares of Common Stock that are issued to you as set forth in under the “No Ownership Rights” shall not be deemed to materially adversely affect your rights under this Award Agreement requiring your consent. This Award Agreement may not be amended except in writing signed by the Director Human Resources of JPMorgan Chase.

Severability: If any portion of the Award Agreement is determined by the Firm to be unenforceable in any jurisdiction, any court of competent jurisdiction or the Director Human Resources may reform the relevant provisions (e.g., as to length of service, time, geographical area or scope) to the extent the Firm considers necessary to make the provision enforceable under applicable law.

Governing Law: This award shall be governed by and construed in accordance with the laws of the state of New York, without regard to conflict of law principles.

Choice of Forum: By accepting this award, you agree that to the extent not otherwise subject to arbitration under an arbitration agreement between you and the Firm, any dispute arising directly or indirectly in connection with this award or the Plan shall be submitted to arbitration in accordance with the rules of the American Arbitration Association if so elected by the Firm in its sole discretion. In the event such a dispute is not subject to arbitration for any reason, you agree to accept the exclusive jurisdiction and venue of the United States District Court for the Southern District of New York with respect to any judicial proceeding in connection with this award or the Plan. You waive, to the fullest extent permitted by law, any objection to personal jurisdiction or to the laying of venue of such dispute and further agree not to commence any action arising out of or relating to this award or the Plan in any other forum.

Waiver of Jury Trial/Class Claims: By accepting this award, you agree (i) to waive the right to a jury trial; and (ii) that any judicial proceeding or arbitration claim brought in connection with this award or the Plan will be brought on an individual basis, and you hereby waive any right to submit, initiate, or participate in a representative capacity or as a plaintiff, claimant or member in a class action, collective action, or other representative or joint action.

Definitions

“Cause” means a determination by the Firm that your employment terminated as a result of your (i) violation of any law, rule or regulation (including rules of self-regulatory bodies) related to the Firm’s business, (ii) indictment or conviction of a felony, (iii) commission of a fraudulent act, (iv) violation of the JPMorgan Code of Conduct or other Firm policies or misconduct related to your duties to the Firm (other than immaterial and inadvertent violations or misconduct); (v) inadequate performance of the duties associated with your position or job function or failure to follow reasonable directives of your manager, or (vi) any act or failure to act that is injurious to the interests of the Firm or its relationship with a customer, client or employee.

“Financial Services Company” means a business enterprise that employs you in any capacity (as an employee, contractor, consultant, advisor, self-employed individual, etc. whether paid or unpaid) and engages in:

•      commercial or retail banking, including, but not limited to, commercial, institutional and personal trust, custody and/or lending and processing services, originating and servicing mortgages, issuing and servicing credit cards,

•      insurance , including but not limited to, guaranteeing against loss, harm damage, illness, disability or death, providing and issuing annuities, acting as principal, agent or broker for purpose of the forgoing,

•      financial, investment or economic advisory services, including but not limited to, investment banking services (such as advising on mergers or dispositions, underwriting, dealing in, or making a market in securities or other similar activities), brokerage services, investment management services, asset management services, and hedge funds,

•      issuing, trading or selling instruments representing interests in pools of assets or in derivatives instruments; advising on, or investing in, private equity or real estate, or

•      any similar activities that JPMorgan Chase determines in its sole discretion constitute financial services.

“Government Office” means (i) a full-time position in an elected or appointed office in local, state, or federal government (including equivalent positions outside the U.S. or in a supranational organization), not reasonably anticipated to be a full-career position, or (ii) conducting a bona fide full-time campaign for such an elective public office after formally filing for candidacy, where it is customary and reasonably necessary to campaign full-time for the office.

“Not-for-Profit Organization” means an entity exempt from tax under state law and under Section 501(c)(3) of the Code. Section 501(c)(3) includes entities organized and operated exclusively for religious, charitable, scientific, testing for public safety, literary or educational purposes, or to foster national or international amateur sports competition or for the prevention of cruelty to children or animals.

“Recognized Service” means the period of service as an employee set forth in the Firm’s applicable service-related policies.

Government Office

You may be eligible to continue vesting in all or part of your award if you voluntarily resign to accept a Government Office (as defined below) or to become a candidate for an elective Government Office.

Eligibility

Eligibility for continued vesting is conditioned on your providing the Firm:

•

At least 60 days advance written notice and such evidence as the Firm may request of your intention to resign to accept or pursue a Government Office, during which period you must perform in a cooperative and professional manner services requested by the Firm and not provide services for any other employer. The Firm may elect to shorten this notice period at the Firm’s discretion.

•	Confirmation, in a form satisfactory to the Firm, that vesting in this award pursuant to this provision would not violate any applicable law, regulation or rule.

•	Documentation in a form satisfactory to the Firm that your resignation is for the purpose of accepting or becoming a candidate for a Government Office.

Continued vesting

Subject to the conditions below, the percentage of your outstanding awards with respect to each vesting date that will continue to vest in accordance with this award’s original schedule will be based on your years of continuous service completed with the Firm immediately preceding your termination date, as follows:

•	50% if you have at least 3 but less than 4 years of continuous service,;

•	75% if you have at least 4 but less than 5 years of continuous service or

•	100% if you have 5 or more years of continuous service.

Restricted stock units that are not subject to continued vesting will be cancelled on the date your employment terminates.

Conditions for continuing vesting

•	You must remain in a non-elective Government Office for two or more years after your employment with the Firm terminates.

•

In the case of resignation from the Firm to campaign for an elective Government Office, your name must be on the primary or final public ballot for the election. (If you are not elected, see below for employment restrictions.)

If you do not satisfy the above conditions for continued vesting, this award will be immediately cancelled, and you will be required to repay the Fair Market Value determined as of the date the shares were distributed, of any shares that would have been outstanding but for the accelerated distribution of shares (as described below).

If service in Government Office ends during vesting period

You must notify JPMorgan Chase in writing in advance if you plan to accept employment or if you will be self-employed following service in the Government Office during the vesting period.

If your service in a Government Office ends two years or more after your employment with the Firm terminates, or in the case of resignation from the Firm to campaign for a Government Office, your name is on the primary or final public ballot for the election and you are not elected, any awards then outstanding and any awards that would have then been outstanding but for an accelerated distribution of shares (as set forth below) will be subject for the remainder of the applicable vesting period to the same terms and conditions of this Award Agreement as if you had resigned from the Firm having met the requirements for Full Career Eligibility.

Accelerated distribution for ethics or conflict reasons

If applicable United States federal, state, local, foreign or supranational ethics or conflict of interest laws or regulations require you to divest your interest in JPMorgan Chase restricted stock units, the Firm will, upon receipt of satisfactory evidence of such requirements, accelerate the distribution effective as of the date your employment terminates, of the percentage of your outstanding award determined above; provided that no accelerated distribution shall occur if the Firm determines that such acceleration will violate Section 409A of the Code. Notwithstanding such accelerated distribution, you will remain subject to the applicable terms of this Award Agreement as if your award had remained outstanding for the duration of the original vesting period, including the employment restrictions, and you will be required to repay the Fair Market Value, determined as of the date the shares were distributed, of any shares that would not otherwise have vested during that period.

Applicable to other Awards

Outstanding awards of restricted stock units have been amended to include this provision on Government Office.

Attachment A

Bonus Recoupment Policy

In the event of a material restatement of the Firm’s financial results, the Board believes it would be appropriate to review the circumstances that caused the restatement and consider issues of accountability for those who bore responsibility for the events, including whether anyone responsible engaged in misconduct. As part of that review, consideration would also be given to any appropriate action regarding compensation that may have been awarded to such persons. In particular, it would be appropriate to consider whether any compensation was awarded on the basis of having achieved specified performance targets, whether an officer engaged in misconduct that contributed to the restatement and whether such compensation would have been reduced had the financial results been properly reported. Misconduct includes violation of the Firm’s Code of Conduct or policies or any act or failure to act that could reasonably be expected to cause financial or reputational harm to the Firm.

Depending on the outcome of that review, appropriate action could include actions such as termination, reducing compensation in the year the restatement was made, seeking repayment of any bonus received for the period restated or any gains realized as a result of exercising an option awarded for the period restated, or canceling any unvested equity compensation awarded for the period restated. Consideration may also be given to whether or not any one or more of such actions should be extended to employees who did not engage in misconduct that contributed to the restatement.

JPMORGAN CHASE & CO. LONG-TERM INCENTIVE PLAN

TERMS AND CONDITIONS OF FEBRUARY 16, 2011

RESTRICTED STOCK UNIT AWARD

CHIEF EXECUTIVE OFFICER (Performance Provision)

Award Agreement

These terms and conditions are made part of the Award Agreement dated as of February 16, 2011 (“Grant Date”) awarding restricted stock units pursuant to the terms of the JPMorgan Chase & Co. Long-Term Incentive Plan (“Plan”). To the extent the terms of the Award Agreement (all references to which will include these terms and conditions) conflict with the Plan, the Plan will govern. The Award Agreement, the Plan and Prospectus supersede any other agreement, whether written or oral, that may have been entered into by the Firm and you relating to this award.

This award was granted on the Grant Date subject to the Award Agreement. Unless you decline by the deadline and in the manner specified in the Award Agreement, you will have agreed to be bound by these terms and conditions, effective as of the Grant Date. If you decline the award, it will be cancelled as of the Grant Date.

Capitalized terms that are not defined in the Award Agreement will have the same meaning as set forth in the Plan.

JPMorgan Chase & Co. will be referred to throughout the Award Agreement as “JPMorgan Chase,” and together with its subsidiaries as the “Firm.”

Form and Purpose of Award

Each restricted stock unit represents a non-transferable right to receive one share of Common Stock following the applicable vesting date.

The purpose of this award is, in part, to motivate your future performance for services to be provided during the vesting periods and to align your interests with those of the Firm and its shareholders. Your prior performance was considered to determine if you were eligible for your award.

Dividend Equivalents	If dividends are paid on Common Stock while restricted stock units under this award are outstanding, you will be paid an amount equal to the dividend paid on one share of Common Stock, multiplied by the number of restricted stock units outstanding to you under this award.

Vesting Dates	This award is intended and expected to vest according to the schedule on your Award Agreement, provided that you are continuously employed by the Firm, or you meet the requirements for continued vesting described below, through the relevant vesting date. However, the number of restricted stock units awarded hereunder may be reduced (and therefore may be forfeited) or (to the extent permitted under Section 409A of the United States Internal Revenue Code (“Code”) ) vesting dates may be deferred, in the event that the Chief Executive Officer (“CEO”) of JPMorgan Chase determines that your performance in relation to the priorities for your position or the Firm’s performance in relation to the priorities for which you share responsibility as a member of the Operating Committee have been unsatisfactory for a sustained period of time. Among the factors the CEO may consider in assessing the Firm’s financial performance are net income, net revenue, return on equity, earnings per share and capital ratios, both on an absolute and, as appropriate, relative to peer firms. Such a determination is subject to ratification by the Compensation and Management Development Committee of the Board of Directors of JPMorgan Chase (“Committee”). In the case of an award to the CEO, such a determination shall be made by the Committee.

Vesting Periods	The period from the Grant Date to each vesting date will be a separate “vesting period.”

Termination of Employment	Except as explicitly set forth below under “Job Elimination,” “Full Career Eligibility,” “Total Disability,” “Government Office” and “Death,” any restricted stock units outstanding under this award will be cancelled effective on the date your employment with the Firm terminates for any reason.

Job Elimination, Full Career Eligibility, Government Office, Total Disability	Subject to “Vesting Dates” and the terms and conditions of this Award Agreement (including without limitation “Your Obligations”), you will be eligible to continue to vest in your outstanding restricted stock units under this award following the termination of your employment if one of the following circumstances applies to you.

Job Elimination:

This award will continue to vest on the original schedule following termination of employment in the event that:

•      the Director Human Resources of the Firm or nominee in his or her sole discretion determines that the Firm terminated your employment because your job was eliminated, and

•      after you are notified that your job will be eliminated, you provide such services as requested by the Firm in a cooperative and professional manner, and

•      you satisfy the Release/Certification Requirements set forth below.

Full Career Eligibility:

This award will continue to vest on the original schedule, subject to the prior written consent of the Firm, following termination of employment in the event that:

•      you leave the Firm voluntarily, have completed at least five years of continuous service with the Firm immediately preceding your termination date, and the sum of your age and Recognized Service (as defined below) on your date of termination equals or exceeds 60, and

•      you provide at least 90 days advance written notice to the Firm of your intention to voluntarily terminate your employment under this provision, during which notice period you provide such services as requested by the Firm in a cooperative and professional manner and you do not perform any services for any other employer, and

•      for the remainder of the relevant vesting period, you do not, to the fullest extent enforceable under applicable law, (i) perform services in any capacity (including self-employment) for a Financial Services Company (as defined below) or (ii) work in your profession (whether or not for a Financial Services Company); provided that you may work for a government, education or Not-for-Profit Organization (as defined below), and

•      you satisfy the Release/Certification Requirements set forth below.

After receipt of such advance written notice, the Firm may choose to have you continue to provide services during such 90-day period or shorten the length of the 90-day period at the Firm’s discretion, but to a date no earlier than the date you would otherwise meet the age and service requirements. The foregoing clause dealing with Full Career Eligibility has no application to any United States taxpayer who is or becomes subject to Section 457A of the Code.

Additional advance notice requirements may apply for employees subject to notice period policies. (See “Special Notice Period” below.)

Government Office:

All or a portion of this award may continue to vest on the original schedule if you voluntarily resign to accept a Government Office or become a candidate for an elective Government Office, as described at the end of these terms and conditions under the section entitled “Government Office.”

Total Disability:

In the event your employment terminates as a result of your permanent and total disability as defined in the JPMorgan Chase & Co. Long Term Disability Plan (or for non-U.S. employees the equivalent local country plan), your outstanding units will continue to vest on the original schedule during such period of disability provided that you remain unemployed for such period and you satisfy the Release /Certification requirements set forth below.

For both Full Career Eligibility and Total Disability, you must notify JPMorgan Chase in writing in advance if you plan to perform services for any party or if you will be self-employed during the vesting periods. Failure to provide such notification could impact award vesting.

Release/Certification

In order to qualify for continued vesting after termination of your employment under any of the foregoing circumstances:

•      you must timely execute and deliver a release of claims in favor of the Firm, having such form and terms as the Firm shall specify,

•      with respect to Full Career Eligibility, prior to the termination of your employment, you must confirm with management that you meet the eligibility criteria (including providing at least 90 days advance written notification) and advise that you are seeking to be treated as an individual eligible for Full Career Eligibility, and

•      except in the case of a job elimination, it is your responsibility to take the appropriate steps to certify to the Firm prior to each vesting date on the authorized form of the Firm that you have complied with the employment restrictions applicable to you (as described above) throughout the vesting period and otherwise complied with all other terms of the Award Agreement. (See “Your Obligations.”)

Death	If you die while you are eligible to vest in your outstanding units under this award, the units will immediately vest and will be distributed in shares of Common Stock (after applicable tax withholding) to your designated beneficiary on file with the Firm’s Stock Administration Department, or if no beneficiary has been designated or survives you, then to your estate. Any shares will be distributed by the later of the end of the calendar year in which you die or the 15th day of the third month following your date of death.

Termination for Cause	If your employment is terminated for Cause (as defined below), or if the Firm determines after the termination of your employment that your employment could have been terminated for Cause, your outstanding restricted stock units shall be forfeited. In addition, you may be required to return to the Firm the value of certain shares delivered to you prior to or after your termination. See “Remedies” for additional information.

Your Obligations	In consideration of the grant of this award, you agree to comply with and be bound by the following:

• Non-Solicitation of Employees and Customers

During your employment by the Firm and for one year following the termination of your employment, or if longer, during all remaining vesting periods if you continue to vest after your employment with the Firm terminates, you will not directly or indirectly, whether on your own behalf or on behalf of any other party, without the prior written consent of the Director Human Resources of JPMorgan Chase: (i) solicit, induce or encourage any of the Firm’s then current employees to leave the Firm or to apply for employment elsewhere, (ii) hire any employee or former employee who was employed by the Firm at the date your employment terminated, unless the individual’s employment terminated more than six months before the date of hire or because his or her job was eliminated, or (iii) to the fullest extent enforceable under applicable law, solicit or induce or attempt to induce to leave the Firm, or divert or attempt to divert from doing business with the Firm, any then current customers, suppliers or other persons or entities that were serviced by you or whose names became known to you by virtue of your employment with the Firm, or otherwise interfere with the relationship between the Firm and such customers, suppliers or other persons or entities. This does not apply to publicly known institutional customers that you service after your employment with the Firm without the use of the Firm’s confidential or proprietary information.

These restrictions do not apply to authorized actions you take in the normal course of your employment with the Firm, such as employment decisions with respect to employees you supervise or business referrals in accordance with the Firm’s policies.

• Confidential Information	You may not, either during your employment with the Firm or thereafter, directly or indirectly use or disclose to anyone any confidential information related to the Firm’s business, except as explicitly permitted by the JPMorgan Chase Code of Conduct and applicable policies or law or legal process. “Confidential information” shall have the same meaning for the Award Agreement as it has in the JPMorgan Chase Code of Conduct.

• Non-Disparagement	You may not, either during your employment with the Firm or thereafter, make or encourage others to make any public statement or release any information that is intended to, or reasonably could be foreseen to, embarrass or criticize the Firm or its employees, officers, directors or shareholders as a group. This shall not preclude you from reporting to the Firm’s management or directors or to the government or a regulator conduct you believe to be in violation of the law or the Firm’s Code of Conduct or responding truthfully to questions or requests for information to the government, a regulator or in a court of law in connection with a legal or regulatory investigation or proceeding.

• Cooperation	You agree to cooperate fully with and provide full and accurate information to the Firm and its counsel with respect to any matter (including any audit, tax proceeding, litigation, investigation or governmental proceeding) with respect to which you may have knowledge or information, subject to reimbursement for actual, appropriate and reasonable expenses incurred by you.

• Compliance with Award Agreement	You agree that you will provide the Firm with any information reasonably requested to determine compliance with the Award Agreement, and you authorize the Firm to disclose the terms of the Award Agreement to any third party who might be affected thereby, including your prospective employer.

• Special Notice Period:

If you are subject to a notice period, whether by contract or by policy, that requires you to provide advance written notice of your intention to terminate your employment (“Special Notice Period”), then as consideration for this Award, you shall provide the Firm with the necessary advance written notice that applies to you, as specified by such contract or policy.

After receipt of your notice, the Firm may choose to have you continue to provide services during the applicable Special Notice Period or may place you on a paid leave for all or part of the applicable Special Notice Period. During the Special Notice Period, you shall continue to devote your full time and loyalty to the Firm by providing services in a cooperative and professional manner and not perform any services for any other employer and shall receive your base salary and certain benefits until your employment terminates. You and the Firm may mutually agree to waive or modify the length of the Special Notice Period.

Regardless of whether a Special Notice Period applies to you, you must comply with the 90-day advance notice period described under “Full Career Eligibility” in the event you wish to terminate employment under the Full Career Eligibility provision.

Remedies

• Cancellation

In addition to the provisions described under “Termination of Employment” and “Termination for Cause”, your outstanding restricted stock units under this award may be cancelled if:

•      the Firm in its sole discretion determines that you are not in compliance with any of the advance notice/cooperation requirements or employment restrictions applicable to your termination of employment, or

•      you fail to return the required forms specified under “Release/Certification” within the specified deadline, including the certification required immediately prior to a vesting date under Full Career Eligibility and Total Disability, or

•      you violate any of the provisions as set forth above in “Your Obligations,” or

•      the Firm determines that cancellation is appropriate pursuant to “Additional Award Conditions” below.

• Recovery

In addition, you may be required to pay the Firm an amount equal to the Fair Market Value (determined as of the vesting date) of the net number of shares of Common Stock distributed to you under this award as follows:

•      shares distributed within the one year period prior to your violation of any of the provisions as set forth above in “Your Obligations;” or

•      shares distributed at any time following termination of employment when you were not in compliance with the employment restrictions then applicable to you during the vesting period; or

•      shares distributed within the one year period immediately preceding and any time after your termination of employment if your employment was terminated or the Firm determines that your employment could have been terminated for Cause (as described under “Termination for Cause”), or

•      for a period up to one year after shares are distributed under this award, the Firm may recover such shares to the extent that the Firm determines appropriate pursuant to “Additional Award Conditions” below.

Payment may be made in shares of Common Stock or in cash. You agree that this repayment will be a recovery of shares to which you were not entitled under this agreement and is not to be construed in any manner as a penalty. You also acknowledge that a violation or attempted violation of the obligations set forth herein will cause immediate and irreparable damage to the Firm, and therefore agree that the Firm shall be entitled as a matter of right to an injunction, from any court of competent jurisdiction, restraining any violation or further violation of such obligations; such right to an injunction, however, shall be cumulative and in addition to whatever other remedies the Firm may have under law or equity. In any action or proceeding by the Firm to enforce the terms and conditions of this Award Agreement where the Firm is the prevailing party, the Firm shall be entitled to recover from you its reasonable attorneys’ fees and expenses incurred in such action or proceeding.

Bonus Recoupment Policy	In consideration of the grant of this award, you agree that you are subject to the JPMorgan Chase Bonus Recoupment Policy (Attachment A) as it applies both to the cash incentive compensation awarded to you for 2010 and to this award.

Additional Award Conditions

Notwithstanding any terms of this Award Agreement to the contrary, JPMorgan Chase reserves the right in its sole discretion to cancel your outstanding restricted stock units under this award and/or to recover from you an amount equal to the Fair Market Value (determined as of the vesting date) of the net number of shares distributed to you under this award within the preceding one year:

•      If you engaged in conduct detrimental to the Firm insofar as it causes material financial or reputational harm to the Firm or its business activities, or

•      If this award was based on materially inaccurate performance metrics, whether or not you were responsible for the inaccuracy, or

•      If this award was based on a material misrepresentation by you, or

•      If you failed to properly identify, raise or assess, in a timely manner and as reasonably expected, risks and/or concerns with respect to risks material to the Firm or its business activities.

Purpose of Remedies, Bonus Recoupment Policy and Additional Award Conditions	The Firm’s right to cancel and/or recover value of this award (or any cash bonus) under the JPMorgan Chase Bonus Recoupment Policy and the “Additional Award Conditions,” as well as under “Cancellation” and “Recovery” provisions set forth above, relate to the organizational goals of the Firm as that term is defined by Section 409A of the Code.

Administrative Provisions

Withholding Taxes: The Firm will retain from each distribution the number of shares of Common Stock required to satisfy applicable tax obligations (including, to the extent legally permissible, recovery by the Firm of fringe benefit taxes). For United States tax purposes, dividend equivalents are treated as wages and subject to tax withholding when paid. If, according to local country tax regulations, a withholding tax liability arises at a time after the date of distribution of shares or dividend equivalents, JPMorgan Chase may implement any procedures necessary to ensure that the withholding obligation is fully satisfied, including but not limited to, restricting transferability of the shares.

Right to Set Off: The Firm may, to the maximum extent permitted by applicable law, retain for itself funds or securities otherwise payable to you pursuant to this award to satisfy any obligation or debt that you owe to the Firm. The Firm may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with the Award Agreement.

No Ownership Rights: Restricted stock units do not convey the rights of ownership of Common Stock and do not carry voting rights. No shares of Common Stock will be issued to you until after the restricted stock units have vested and all applicable restrictions have lapsed. Prior to any vesting date, JPMorgan Chase may impose, as of such vesting date and for up to 30 days following such date, such restrictions on the Common Stock to be issued to you as it may deem appropriate, including, but not limited to, restricting the sale, transfer, pledge, assignment or encumbrance of such shares of Common Stock . The imposition of such restrictions shall not be deemed an amendment of your Award Agreement subject to your consent. Shares will be issued in accordance with JPMorgan Chase’s procedures for issuing stock. JPMorgan Chase’s obligation hereunder is unfunded.

Binding Agreement: The Award Agreement will be binding upon any successor in interest to JPMorgan Chase, by merger or otherwise.

Not a Contract of Employment: Nothing contained in the Award Agreement constitutes a contract of employment or continued employment. Employment is at-will and may be terminated by either you or JPMorgan Chase for any reason at any time. This award does not confer any right or entitlement to, nor does the award impose any obligation on the Firm to provide, the same or any similar award in the future.

Section 409A Compliance: To the extent that Section 409A of the Code is applicable to an award, distributions of shares and cash thereunder are intended to comply with Section 409A of the Code, and the Agreement Award shall be interpreted in a manner consistent with such intent.

Notwithstanding anything herein to the contrary, if you (i) are subject to taxation under the Code, (ii) are a specified employee as defined in the JPMorgan Chase 2005 Deferred Compensation Plan and (iii) have incurred a separation from service (as defined In that Plan) and if any units/ shares under this award represent deferred compensation as defined in Section 409A and such shares are distributable to you as a result your separation from service, then those shares will be delivered to you on first business day of the first calendar month after the expiration of six full months from date of your separation from service. Further, if prior to any vesting date, your award is not subject to a substantial risk of forfeiture as defined by Section 409A of the Code, then the remainder of each calendar year immediately following (i) each vesting date shall be a payment date for purposes of distributing the vested portion of the award and (ii) each date that JPMorgan Chase specifies for payment of dividends declared on its common stock shall be the payment date(s) for purposes of dividend equivalent payments.

Change in Outstanding Shares: In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders of Common Stock other than regular cash dividends, the Committee will make an equitable substitution or proportionate adjustment, in the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan and to any Restricted Stock Units outstanding under this award for such corporate events.

Interpretation/Administration: The Committee has sole and complete authority to interpret and administer this Award Agreement, including, without limitation, the power to (i) interpret the Plan and the terms of this Award Agreement; (ii) determine the reason for termination of employment; (iii) determine application of the post-employment obligations and cancellation and recovery provisions; (iv) decide all claims arising with respect to this Award; and (v) delegate such authority as it deems appropriate. Any determination by the Committee or its delegate shall be binding on all parties.

Notwithstanding anything herein to the contrary, the Firm’s and the Committee’s determinations under the Plan and the Award Agreements are not required to be uniform. By way of clarification, the Committee and the Firm shall be entitled to make non-uniform and selective determinations and modifications under Award Agreements and the Plan.

Amendment: The Committee or its delegate reserves the right to amend this Award Agreement in any manner, at any time and for any reason; provided, however, that no such amendment shall materially adversely affect your rights under this Award Agreement without your consent except to the extent that the Committee or its delegate considers advisable to comply with applicable laws, regulatory requirements or take into account changes in or interpretations of applicable laws or accounting rules or standards. To extent permitted by Section 409A of the Code, a change in a scheduled vesting date and any restrictions imposed with respect to shares of Common Stock that are issued to you as set forth in under the “No Ownership Rights” shall not be deemed to materially adversely affect your rights under this Award Agreement requiring your consent. This Award Agreement may not be amended except in writing signed by the Director Human Resources of JPMorgan Chase.

Severability: If any portion of the Award Agreement is determined by the Firm to be unenforceable in any jurisdiction, any court of competent jurisdiction or the Director Human Resources may reform the relevant provisions (e.g., as to length of service, time, geographical area or scope) to the extent the Firm considers necessary to make the provision enforceable under applicable law.

Governing Law: This award shall be governed by and construed in accordance with the laws of the state of New York, without regard to conflict of law principles.

Choice of Forum: By accepting this award, you agree that to the extent not otherwise subject to arbitration under an arbitration agreement between you and the Firm, any dispute arising directly or indirectly in connection with this award or the Plan shall be submitted to arbitration in accordance with the rules of the American Arbitration Association if so elected by the Firm in its sole discretion. In the event such a dispute is not subject to arbitration for any reason, you agree to accept the exclusive jurisdiction and venue of the United States District Court for the Southern District of New York with respect to any judicial proceeding in connection with this award or the Plan. You waive, to the fullest extent permitted by law, any objection to personal jurisdiction or to the laying of venue of such dispute and further agree not to commence any action arising out of or relating to this award or the Plan in any other forum.

Waiver of Jury Trial/Class Claims: By accepting this award, you agree (i) to waive the right to a jury trial; and (ii) that any judicial proceeding or arbitration claim brought in connection with this award or the Plan will be brought on an individual basis, and you hereby waive any right to submit, initiate, or participate in a representative capacity or as a plaintiff, claimant or member in a class action, collective action, or other representative or joint action.

Definitions	“Cause” means a determination by the Firm that your employment terminated as a result of your (i) violation of any law, rule or regulation (including rules of self-regulatory bodies) related to the Firm’s business, (ii) indictment or conviction of a felony, (iii) commission of a fraudulent act, (iv) violation of the JPMorgan Code of Conduct or other Firm policies or misconduct related to your duties to the Firm (other than immaterial and inadvertent violations or misconduct); (v) inadequate performance of the duties associated with your position or job function or failure to follow reasonable directives of your manager, or (vi) any act or failure to act that is injurious to the interests of the Firm or its relationship with a customer, client or employee.

“Financial Services Company” means a business enterprise that employs you in any capacity (as an employee, contractor, consultant, advisor, self-employed individual, etc. whether paid or unpaid) and engages in:

•      commercial or retail banking, including, but not limited to, commercial, institutional and personal trust, custody and/or lending and processing services, originating and servicing mortgages, issuing and servicing credit cards,

•      insurance , including but not limited to, guaranteeing against loss, harm damage, illness, disability or death, providing and issuing annuities, acting as principal, agent or broker for purpose of the forgoing,

•      financial, investment or economic advisory services, including but not limited to, investment banking services (such as advising on mergers or dispositions, underwriting, dealing in, or making a market in securities or other similar activities), brokerage services, investment management services, asset management services, and hedge funds,

•      issuing, trading or selling instruments representing interests in pools of assets or in derivatives instruments; advising on, or investing in, private equity or real estate, or

•      any similar activities that JPMorgan Chase determines in its sole discretion constitute financial services.

“Government Office” means (i) a full-time position in an elected or appointed office in local, state, or federal government (including equivalent positions outside the U.S. or in a supranational organization), not reasonably anticipated to be a full-career position, or (ii) conducting a bona fide full-time campaign for such an elective public office after formally filing for candidacy, where it is customary and reasonably necessary to campaign full-time for the office.

“Not-for-Profit Organization” means an entity exempt from tax under state law and under Section 501(c)(3) of the Code. Section 501(c)(3) includes entities organized and operated exclusively for religious, charitable, scientific, testing for public safety, literary or educational purposes, or to foster national or international amateur sports competition or for the prevention of cruelty to children or animals.

“Recognized Service” means the period of service as an employee set forth in the Firm’s applicable service-related policies.

Government Office

You may be eligible to continue vesting in all or part of your award if you voluntarily resign to accept a Government Office (as defined below) or to become a candidate for an elective Government Office.

Eligibility

Eligibility for continued vesting is conditioned on your providing the Firm:

•

At least 60 days advance written notice and such evidence as the Firm may request of your intention to resign to accept or pursue a Government Office, during which period you must perform in a cooperative and professional manner services requested by the Firm and not provide services for any other employer. The Firm may elect to shorten this notice period at the Firm’s discretion.

•	Confirmation, in a form satisfactory to the Firm, that vesting in this award pursuant to this provision would not violate any applicable law, regulation or rule.

•	Documentation in a form satisfactory to the Firm that your resignation is for the purpose of accepting or becoming a candidate for a Government Office.

Continued vesting

Subject to the conditions below, the percentage of your outstanding awards with respect to each vesting date that will continue to vest in accordance with this award’s original schedule will be based on your years of continuous service completed with the Firm immediately preceding your termination date, as follows:

•	50% if you have at least 3 but less than 4 years of continuous service,;

•	75% if you have at least 4 but less than 5 years of continuous service or

•	100% if you have 5 or more years of continuous service.

Restricted stock units that are not subject to continued vesting will be cancelled on the date your employment terminates.

Conditions for continuing vesting

•	You must remain in a non-elective Government Office for two or more years after your employment with the Firm terminates.

•

In the case of resignation from the Firm to campaign for an elective Government Office, your name must be on the primary or final public ballot for the election. (If you are not elected, see below for employment restrictions.)

If you do not satisfy the above conditions for continued vesting, this award will be immediately cancelled, and you will be required to repay the Fair Market Value determined as of the date the shares were distributed, of any shares that would have been outstanding but for the accelerated distribution of shares (as described below).

If service in Government Office ends during vesting period

You must notify JPMorgan Chase in writing in advance if you plan to accept employment or if you will be self-employed following service in the Government Office during the vesting period.

If your service in a Government Office ends two years or more after your employment with the Firm terminates, or in the case of resignation from the Firm to campaign for a Government Office, your name is on the primary or final public ballot for the election and you are not elected, any awards then outstanding and any awards that would have then been outstanding but for an accelerated distribution of shares (as set forth below) will be subject for the remainder of the applicable vesting period to the same terms and conditions of this Award Agreement as if you had resigned from the Firm having met the requirements for Full Career Eligibility.

Accelerated distribution for ethics or conflict reasons

If applicable United States federal, state, local, foreign or supranational ethics or conflict of interest laws or regulations require you to divest your interest in JPMorgan Chase restricted stock units, the Firm will, upon receipt of satisfactory evidence of such requirements, accelerate the distribution effective as of the date your employment terminates, of the percentage of your outstanding award determined above; provided that no accelerated distribution shall occur if the Firm determines that such acceleration will violate Section 409A of the Code. Notwithstanding such accelerated distribution, you will remain subject to the applicable terms of this Award Agreement as if your award had remained outstanding for the duration of the original vesting period, including the employment restrictions, and you will be required to repay the Fair Market Value, determined as of the date the shares were distributed, of any shares that would not otherwise have vested during that period.

Applicable to other Awards

Outstanding awards of restricted stock units have been amended to include this provision on Government Office.

Attachment A

Bonus Recoupment Policy

In the event of a material restatement of the Firm’s financial results, the Board believes it would be appropriate to review the circumstances that caused the restatement and consider issues of accountability for those who bore responsibility for the events, including whether anyone responsible engaged in misconduct. As part of that review, consideration would also be given to any appropriate action regarding compensation that may have been awarded to such persons. In particular, it would be appropriate to consider whether any compensation was awarded on the basis of having achieved specified performance targets, whether an officer engaged in misconduct that contributed to the restatement and whether such compensation would have been reduced had the financial results been properly reported. Misconduct includes violation of the Firm’s Code of Conduct or policies or any act or failure to act that could reasonably be expected to cause financial or reputational harm to the Firm.

Depending on the outcome of that review, appropriate action could include actions such as termination, reducing compensation in the year the restatement was made, seeking repayment of any bonus received for the period restated or any gains realized as a result of exercising an option awarded for the period restated, or canceling any unvested equity compensation awarded for the period restated. Consideration may also be given to whether or not any one or more of such actions should be extended to employees who did not engage in misconduct that contributed to the restatement.